As filed with the Securities and Exchange Commission
                  on April 30, 2004 Registration Nos. 33-82610;
                                    811-07549


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO. ( )

                       POST-EFFECTIVE AMENDMENT NO. 12 (X)

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                              Amendment No. 26 (X)


                        (Check appropriate box or boxes)

                              MAXIM SERIES ACCOUNT
                           (Exact name of Registrant)
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
        (Address of Depositor's Principal Executive Officers) (Zip Code)

               Depositor's Telephone Number, including Area Code:
                                 (800) 537-2033

                               William T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)

                                    Copy to:
                              James F. Jorden, Esq.
                                 Jorden Burt LLP
               1025 Thomas Jefferson Street, N.W., Suite 400 East
                           Washington, D.C. 20007-5208

It is proposed that this filing will become effective (check appropriate space):

Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement


         _X__  Immediately upon filing pursuant to paragraph (b)
         ____  On April 30, 2004, pursuant to paragraph (b)
         ____  60 days after filing pursuant to paragraph (a)(1)
         ____  On ____ , pursuant to paragraph (a)(1)


        If appropriate, check the following:

         ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: flexible premium deferred variable annuity contracts

                               Maximum Value Plan
        An Individual Flexible Premium Deferred Variable Annuity Contract

                                 Distributed by

                               GWFS Equities, Inc.

                                    Issued by
                   Great-West Life & Annuity Insurance Company

Overview

This prospectus describes the Maximum Value Plan--an individual flexible premium deferred variable annuity contract issued by Great-West Life & Annuity Insurance Company (we, us, Great-West or GWL&A). The Maximum Value Plan provides an annuity insurance contract whose value is based on the investment performance of the Investment Divisions that you select. When you participate in the Maximum Value Plan you are issued a contract, to which we will refer throughout this prospectus as the "Contract."

Who Should Invest

The Contract is designed for investors who are seeking long-term, tax-deferred asset accumulation with a wide range of investment options. The Contract can be used to fund an Individual Retirement Annuity ("Annuity IRA") or for other long-term investment purposes.

Allocating Your Money


You can allocate your money among 20 Investment Divisions of Maxim Series Account ("Series Account"). Each Investment Division invests all of its assets in one of 20 corresponding mutual funds (Eligible Funds). Each Eligible Fund is offered by one of the following fund families: Maxim Series Fund, Inc. or Fidelity Variable Insurance Products Fund . Following is a list of the Eligible
Funds:


Maxim Series Fund, Inc.:

Maxim Money Market Portfolio

Maxim Bond Index Portfolio

Maxim Stock Index Portfolio

Maxim U.S. Government Securities Portfolio

Maxim Index 600 Portfolio

Maxim Ariel Mid-Cap Value Portfolio


Maxim MFS(R) Small-Cap Growth Portfolio
(formerly Maxim INVESCO Small-Cap Growth
Portfolio) Maxim INVESCO ADR Portfolio


Maxim T. Rowe Price Equity/Income Portfolio

Maxim Loomis-Sayles Bond Portfolio

Maxim Ariel Small-Cap Value Portfolio

Maxim Value Index Portfolio

Maxim Growth Index Portfolio

Maxim T. Rowe Price MidCap Growth

Maxim Aggressive Profile I Portfolio

Maxim Moderately Aggressive Profile I Portfolio

Maxim Moderate Profile I Portfolio

Maxim Moderately Conservative Profile I Portfolio

Maxim Conservative Profile I Portfolio

Fidelity Variable Insurance Products Fund:

Fidelity VIP Contrafund(R) Portfolio

You can also select a fixed option, in which case your money will be allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.

Payment Options

The Contract offers a variety of annuity payment options. The annuity payment options you select may be payable on a fixed, variable or a combination basis. Under a variable annuity payment option, annuity payments will continue to reflect the investment performance of the Investment Divisions you select. Payments can be guaranteed for your lifetime, your spouse's and/or beneficiaries' lifetime or for a specified period of time, depending on your needs and circumstances.

For more information, please contact:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
Greenwood Village, Colorado 80111

800-228-8706


This prospectus presents important information you should read before purchasing the Contract. Please read it carefully and retain it for future reference. You can find more detailed information about the Contract in the Statement of Additional Information (SAI) dated April 30, 2004, which has been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus, which means that it is legally a part of this prospectus. The SAI's table of contents may be found on the last page of this prospectus. The SAI, material incorporated by reference, and other information regarding us, may be obtained without charge by contacting Great-West at the above address or phone number, or, by visiting the Securities and Exchange Commission's Web site at http:\\www.sec.gov.


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                   The date of this prospectus is April 30, 2004.


                     [This space intentionally left blank.]

Table of Contents

Definitions.....................................................................
Key Features of the Contract....................................................
Fee Table.......................................................................

Condensed Financial Information.................................................
Great-West Life & Annuity Insurance Company and the Series Account..............
The Eligible Funds..............................................................
Application and Initial Contributions...........................................
Additional Contributions........................................................
Annuity Account Value...........................................................
Transfers.......................................................................
Market Timing and Excessive Trading.............................................
Automatic Custom Transfers......................................................

Cash Withdrawals................................................................
Death Benefit...................................................................
Charges and Deductions..........................................................
Payment Options.................................................................
Annuity Payments................................................................

Federal Tax Matters.............................................................
Assignments or Pledges..........................................................
Distribution of the Contracts...................................................
Voting Rights...................................................................
Rights Reserved by Great-West...................................................
Adding and Discontinuing Investment Divisions...................................
Substitution of Investments.....................................................
Legal Matters...................................................................
Legal Proceedings...............................................................
Available Information...........................................................
Appendix A:  Condensed Financial Information....................................
Appendix B:  Calculation of the Net Investment Factor

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and if given or made, such other information or representations must not be relied upon.

                  The Contract is not available in all states.

Definitions

Accumulation Period
The period between the Effective Date and the Annuity Commencement Date. During this period, you are contributing money to the Contract.

Accumulation Unit
An accounting measure used to determine your Variable Account Value during the Accumulation Period.

Administrative Offices
The administrative offices of Great-West located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Annuitant
The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. Unless you elect otherwise, the Owner will be the Annuitant.

Annuity Commencement Date
The date payments begin under an annuity payment option.

Annuity Account
An account established by us in your name that reflects all of your account activity under the Contract.

Annuity Account Value
The sum of the Variable and Guaranteed Sub-Account Values less any withdrawals, amounts applied to an annuity option, periodic payments, charges deducted under the Contract and any applicable Premium Tax.

Annuity Payment Period
The period beginning on the Annuity Commencement Date during which we make annuity payments.

Annuity Unit
An accounting measure used to determine the amount of each variable annuity payment after the first annuity payment is made.

Automatic Contribution Plan
A plan that allows you to make automatic scheduled Contributions to the Contract. Contributions will be withdrawn from a designated pre-authorized account and automatically credited to your Annuity Account.

Beneficiary
The person(s) you designate to receive any death benefit that may become payable under the Contract.

Contributions
Amounts you pay to purchase a Contract.

Contingent Owner
The person entitled to all rights and benefits under the Contract when the Owner dies, if there is no Joint Owner, as long as the Annuitant is living.

Effective Date

The date on which the initial Contribution is credited to your Annuity Account.


Eligible Fund

A mutual fund in which an Investment Division invests all of its assets.


Guaranteed Account Value
The sum of the values of the Guaranteed Sub-Accounts credited to the Owner under the Annuity Account.

Guaranteed Sub-Account

The sub-division(s) of the Annuity Account to which your account allocations to the fixed-return option are credited. You receive a fixed rate of return on amounts allocated to a Guaranteed Sub-Account. Your interest in a fixed option is not considered a security and is not subject to review by the Securities and Exchange Commission.


Individual Retirement Annuity ("Annuity IRA")
An annuity contract used in a retirement savings program that is intended to satisfy the requirements of Section 408 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Investment Division
The Series Account is divided into Investment Divisions, one for each Eligible Fund. You select one or more Investment Divisions to which you allocate your Annuity Account Value, which will reflect the investment performance of the corresponding Eligible Funds.

Owner (Joint Owner) or You
The person(s) named in the application that is entitled to exercise all rights and privileges under the Contract. Joint Owners must be husband and wife on the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased as an Annuity IRA, the Owner and the Annuitant must be the same individual and no Joint Owner may be named.

Premium Tax
A tax charged by a state or other local governmental authority in connection with your Contract.

Request
Any request either written, by telephone, or electronic that is in a form satisfactory to Great-West and received at our Administrative Offices.

Series Account

The segregated investment account established by Great-West as a separate account named the Maxim Series Account to provide the funding options for the Contract. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and consists of the individual Investment Divisions.


Surrender Charge
A charge you pay upon withdrawing all or a portion of your Annuity Account Value. This charge is assessed as a percentage of the amount withdrawn based on the number of years you have held the Contract.

Surrender Value
The Annuity Account Value less any applicable Surrender Charge on the effective date of the surrender.

Transaction Date

The date on which any Contribution or Request from you will be processed. Contributions and Requests received after the close of the New York Stock Exchange (generally 4:00 p.m. ET) will be deemed to have been received on the next business day. Requests will be processed and the Variable Account Value will be determined on the day that the Contribution or Request is received and the New York Stock Exchange is open for trading. On the day after Thanksgiving, however, you can only submit Requests for transactions by automated voice response unit or by fully automated computer link.


Transfer
When you move your Annuity Account Value between and among the Investment Division(s) and/or the Guaranteed Sub-Account(s).

Valuation Date

A date on which we calculate the value of the Investment Divisions. This calculation is made as of the close of business of the New York Stock Exchange (generally 4:00 p.m. ET). The day after Thanksgiving is a Valuation Date.


Variable Account Value
The total value of your Variable Sub-Accounts. This is based on the amounts you have allocated to the Investment Divisions and will reflect the investment performance of the Eligible Funds, less all applicable charges and taxes.

Variable Sub-Accounts
An account we maintain for you that reflects the value credited to you from an Investment Division.










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Key Features of the Contract

Following are some of the key features of the Contract. These topics are discussed in more detail throughout the prospectus, so please be sure to read through it carefully.

How to Invest
You must complete an application and pay by check or through an Automatic Contribution Plan.

The minimum initial Contribution is:
o       $5,000; or
o       $2,000 if an Annuity IRA

The minimum additional Contribution is:
o       $500; or

o       $50 if made via Automatic Contribution Plan

Allocation of Your Contributions
Your initial Contribution and any subsequent Contributions will be allocated to the Investment Divisions based on the instructions you provide in the application. You can change your allocation instructions at any time by Request.

Free Look Period

The Contract provides for a "free look" period that allows you to cancel your Contract generally within 10 days (30 days for replacement policies) of your receipt of the Contract. You can cancel the Contract during the free look period by delivering or mailing the Contract to our Administrative Offices. The cancellation is not effective unless we receive a notice that is postmarked before the end of the free look period. If the Contract is returned, the Contract will be deemed void and all Contributions, less surrenders and withdrawals, will be refunded to you.


A Wide Range of Investment Choices

The Contract gives you an opportunity to select among 20 different Investment Divisions. Each Investment Division invests in shares of an Eligible Fund. The Eligible Funds cover a wide range of investment objectives.


The investment objectives and policies of each Eligible Fund are fully described in the individual fund prospectuses. You can obtain the prospectus for any Eligible Fund by contacting Great-West.

The portion of your Annuity Account Value allocated to an Investment Division will vary with the investment performance of the underlying Eligible Fund. You bear the entire investment risk for all amounts invested in the Investment Division(s). Your Annuity Account Value could be less than the total amount of your Contributions.

Charges and Deductions Under the Contract You pay the following charges under the Contract:

        o An annual contract maintenance charge

        o A mortality and expense risk charge

You may also have to pay:

        o A Surrender Charge (if you withdraw Annuity Account Value within 7 years after purchasing the Contract)

        o A Premium Tax (depending on your state of residence)

In addition, you indirectly pay for management fees and other expenses relating to the Eligible Funds when you allocate your money to the corresponding Investment Division.

Making Transfers
You may Transfer among the Investment Divisions and between the Investment Divisions and the Guaranteed Sub-Account(s) as often as you like prior to the Annuity Commencement Date. There are certain restrictions on Transferring from a Guaranteed Sub-Account to the Investment Divisions, which are more fully described in your Contract.

Full and Partial Withdrawals
You may withdraw all or part of your Annuity Account Value before the earliest of the Annuity Commencement Date or the Annuitant's or your death.


Withdrawals may be taxable, and if made prior to age 59 1/2, subject to an additional 10% early withdrawal penalty federal tax.

There is no limit on the number of withdrawals you can make, however, the withdrawals may be subject to a Surrender Charge.


Payment Options
A wide range of annuity payment options is available to provide flexibility in choosing an annuity payment schedule that meets your needs. Payments may be made on a variable, fixed or combination basis. Under a variable payment arrangement, the annuity payments you receive continue to reflect the performance of the Investment Divisions you select.

Death Benefit
The amount of the death benefit, if payable before the Annuity Commencement Date and before the Owner or Annuitant reaches age 75, will be the greater of: o the Annuity Account Value on the date of death, less any applicable Premium Tax; or
o the sum of Contributions paid, less any withdrawals and periodic payments and any applicable
    Premium Tax.

The amount of death benefit payable before the Annuity Commencement Date, and after the Owner or Annuitant reaches age 75, will be the amount of the Annuity Account Value on the date of death, less any applicable Premium Taxes.




                                    Fee Table


The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or Transfer Annuity Account Value among the Investment Divisions or between the Investment Divisions and the Guaranteed Sub-Account. State premium taxes may also be deducted.


Contract Owner Transaction Expenses

        Sales Load Imposed on Purchases

        (as a percentage of Contributions)                         None

        Maximum Surrender Charge (as a percentage
        of amount surrendered)                                     7%* maximum

        Transfer Fee                                               None

* The Surrender Charge is equal to the percentage of the amount distributed less the "Free Amount" based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

 Contract Years Completed      Surrender Charge
            1                         7%
            2                         6%
            3                         5%
            4                         4%
            5                         3%
            6                         2%
        7 or more                     0%

For more information about the circumstances in which the "Free Amount" may apply, see "Surrender Charges" on page ____ of this prospectus.


The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.


        Annual Contract Maintenance Charge                              $27.00

        Series Account Annual Expenses
        (as an annual percentage of Variable Sub-Account(s) value)

               Mortality and Expense Risk Charge                        1.25%

               Account Fees and Expenses                                None

               Total Series Account Annual Expenses                     1.25%


The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each fund.


Total Annual Eligible Fund Operating Expenses        Minimum        Maximum
                                                     -------        -------
(expenses that are deducted from Eligible Fund
assets, including management fees,
distribution [and/or service] (12b-1) fees,
and other expenses)                                  0.10%          1.30%(1)




EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Series Account annual expenses, and Eligible Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Eligible Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

1 year         3 years       5 years        10 years


$918           $1363         $1880          $3779




(2) If you annuitize at the end of the applicable time period:

1 year         3 years       5 years        10 years


$274           $881          $1578          $3779




(3) If you do not surrender your Contract:

1 year         3 years       5 years        10 years


$274           $881          $1578          $3779


--------

(1) The expenses shown do not reflect any fee waiver or expense reimbursement. The advisors of certain Eligible Funds have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time. If these arrangements are taken into consideration, the expenses shown would be lower. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Eligible Fund's prospectus.




The Example does not show the effect of Premium Taxes. Premium Taxes (ranging from 0% to 3.5%) are deducted from Annuity Account Value upon full surrender, death or annuitization. The example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.

The fee table and example should not be considered a representation of past or future expenses or charges of the Variable Sub-Accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Charges and Deductions" on page ____ of this prospectus.

Condensed Financial Information


A table showing selected information concerning Accumulation Units for each Investment Division is attached as Appendix A. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the annual contract maintenance charge. The information in the table is also included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. To obtain a fuller picture of each Investment Division's finances and performance, you should also review the Series Account's financial statements, which are contained in the SAI.


Great-West Life & Annuity Insurance Company and the Series Account

Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company originally organized under the laws of the state of Kansas as the National Interment Association. Its name was changed to Ranger National Life Insurance Company in 1963 and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the state of Colorado. Great-West is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Great-West is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and 49 states in the United States.


Great-West is an indirect wholly owned subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is, in turn, a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies that he controls, has voting control of Power Corporation of Canada. On July 10, 2003, Great-West Lifeco Inc. acquired Canada Life Financial Corporation ("Canada Life"). Canada Life is a Canadian based insurance company with business principally in Canada, the United Kingdom, the United States and Ireland. In the United States, Canada Life sells individual and group insurance and annuity products.


The Series Account
Great-West originally established the Series Account under Kansas law on June 24, 1981. The Series Account now exists under Colorado law as a result of our redomestication. The Series Account consists of the Investment Divisions and is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act. This registration does not involve supervision of the management of the Series Account or Great-West by the Securities and Exchange Commission.

We do not guarantee the investment performance of the Investment Divisions. The portion of your Annuity Account Value allocated to the Investment Divisions and the amount of variable annuity payments depend on the investment performance of the Eligible Funds. Thus, the Owner bears the full investment risk for all Contributions allocated to the Investment Divisions.

The Series Account and its Investment Divisions are administered and accounted for as part of the general business of Great-West. However, the income, capital gains, or capital losses of each Investment Division are credited to or charged against the assets held in that Investment Division without regard to other income, capital gains or capital losses of any other Investment Division and without regard to any other business Great-West may conduct. Under Colorado law, the assets of the Series Account are not chargeable with liabilities arising out of any other business Great-West may conduct. Nevertheless, all obligations arising under the Contracts are generally corporate obligations of Great-West.


The Series Account currently has 20 Investment Divisions available for allocation of Contributions. Each Investment Division invests in shares of one Eligible Fund. If we decide to make additional Investment Divisions available to Owners of the Contracts, we may or may not make them available to you based on our assessment of marketing needs and investment conditions.



The Eligible Funds

Each Eligible Fund is a separate mutual fund having its own investment objectives and policies. The investment performance of one Eligible Fund has no effect on the investment performance of any other Eligible Fund.

Each Eligible Fund is registered with the Securities and Exchange Commission as an open-end management investment company or portfolio thereof. The Securities and Exchange Commission does not supervise the management or the investment practices and policies of any of the Eligible Funds.

Investment advisers that manage publicly traded mutual funds with similar names and investment objectives have established some of the Funds. While some of the Eligible Funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Eligible Funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Eligible Funds may differ substantially.

The following sets forth the investment objective of each Eligible Fund and summarizes its principal investment strategy:

Maxim Series Fund, Inc.

Maxim Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity. Investment in the Maxim Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this portfolio.


Maxim Bond Index Portfolio seeks investment results, before fees, that track the total return of the debt securities that comprise the Lehman Aggregate Bond Index (the "Lehman Index"). The Eligible Fund uses a sampling technique designed to give the portfolio the relevant comparable attributes of the Lehman Index. This may be accomplished through a combination of debt securities ownership and owning futures contracts on the Lehman Index and options on future contracts.

Maxim Stock Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise Standard & Poor's (S&P) 500 Composite Stock Price Index and the S&P Mid-Cap Index, weighted according to their respective pro-rata shares of the market.(1) The Eligible Fund seeks to own the securities contained in the benchmark indexes in as close as possible a proportion as each stock's weight in the benchmark indexes. This may be accomplished through ownership of all stocks in the benchmark indexes and/or through a combination of stock ownership and owning futures contracts on the benchmark indexes and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark indexes.

Maxim U.S. Government Securities Portfolio seeks the highest level of return consistent with preservation of capital and substantial credit protection. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities.

Maxim Index 600 Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P Small-Cap 600 Stock Index.1 The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Ariel Mid-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the medium/small, medium, or medium/large capitalization equitables of the Frank Russell U.S. equity universe at the time of purchase and which are believed to be undervalued but demonstrate a strong potential for growth. In this connection, the Eligible Fund may focus on issuers with market capitalizations between approximately $200 million and $10 billion at the time of purchase. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

(1) Standard & Poor's, S&P 500 Composite Index, S&P Mid-Cap Index, S&P Small-Cap 600 Stock Index, S&P/BARRA Value Index and S&P/BARRA Growth Index are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Maxim Series Fund, Inc. and Great-West Life & Annuity Insurance Company. The Eligible Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of using any index.

Maxim MFS(R) Small-Cap Growth Portfolio (formerly Maxim INVESCO Small-Cap Growth
Portfolio)  seeks to achieve long-term capital  growth.   Under   normal
circumstances, this Eligible Fund will invest in at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of a diversified group of growth companies that are included in the Russell 2000 Growth Index at the time of purchase, or if not included in that index, have market capitalizations of $2.5 billion or less at the time of initial purchase. This Eligible Fund may also invest up to 20% in equity securities of companies with market capitalizations in excess of $2.5 billion. Maxim INVESCO ADR Portfolio seeks a high total return through capital appreciation and current income, while reducing risk through diversification. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in foreign securities that are issued in the form of American Depositary Receipts ("ADRs") or foreign stocks that are registered with the Securities and Exchange Commission and traded in the U.S.

Maxim T. Rowe Price Equity/Income Portfolio seeks substantial dividend income and also long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

Maxim Loomis-Sayles Bond Portfolio seeks high total investment return through a combination of current income and capital preservation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. It may also invest up to 20% in preferred stocks, convertible preferred stocks, or foreign securities and up to 35% in below investment grade quality ("high yield/high risk" or "junk") bonds.

Maxim Ariel Small-Cap Value Portfolio seeks long-term capital appreciation. Under normal circumstances, this Eligible Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers classified in the small or medium/small capitalization quintiles of the Frank Russell U.S. equity universe at the time of purchase. This Eligible Fund will emphasize small companies that are believed to be undervalued but demonstrate a strong potential for growth, focusing on issuers with market capitalizations under $2 billion at the time of purchase. The Eligible Fund actively seeks investments in companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving the environment and avoiding companies with a poor environmental record. The Eligible Fund will not invest in issuers primarily engaged in the manufacture of tobacco, weapons systems, the production of nuclear energy or manufacture of equipment to produce nuclear energy.

Maxim Value Index Portfolio seeks investment results, before fees, that track the total return of the common stocks that comprise the S&P/BARRA Value Index. The S&P/BARRA Value Index is a widely recognized, unmanaged index that is comprised of the stocks representing half of the total market value of the S&P 500 with the lowest price-to-book value ratios. The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim Growth Index Portfolio seeks investment results that, before fees, track the total return of the common stocks that comprise the S&P/BARRA Growth Index. The S&P/BARRA Growth Index is a widely recognized, unmanaged index that is comprised of stocks representing half of the total market value of the S&P 500 with the highest price-to-book value ratios. The Eligible Fund seeks to own the securities contained in the benchmark index in as close as possible proportion as each stock's weight in the benchmark index. This may be accomplished through ownership of all stocks in the benchmark index and/or through a combination of stock ownership and owning futures contracts on the benchmark index and options on futures contracts, and Exchange Traded Funds that seek to track the benchmark index.

Maxim  T.  Rowe  Price  MidCap  Growth   Portfolio seeks long-term  capital
appreciation. Under normal circumstances, this Eligible Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers whose market capitalization fall within the range of companies included in the S&P 400 MidCap Index or the Russell MidCap Growth Index (approximately $594 million to $18.5 billion as of January
31. 2004), emphasizing companies whose earnings are expected to grow at a faster rate than the average mid-cap company.


Maxim Profile Portfolios
Each of the following five Profile Portfolios seeks to provide an asset allocation program designed to meet certain investment goals based on an investor's risk tolerance.

Maxim Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments.

Maxim Moderately Aggressive Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize equity investments, and, to a lesser degree, emphasizing fixed income investments.

Maxim Moderate Profile I Portfolio seeks long-term capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, with a relatively equal emphasis on equity and fixed income investments.

Maxim Moderately Conservative Profile I Portfolio seeks capital appreciation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments, and to a lesser degree equity investments

Maxim Conservative Profile I Portfolio seeks capital preservation primarily through investments in other mutual funds, including mutual funds that are not affiliated with Maxim Series Fund, that emphasize fixed income investments.

Fidelity Variable Insurance Products Fund

Fidelity VIP Contrafund(R) Portfolio seeks long-term capital appreciation by investing primarily in common stocks. The Eligible Fund invests in securities of companies whose value it believes is not fully recognized by the public. This strategy can lead to investments in domestic or foreign issuers. Fidelity Management and Research Company may invest in either "growth" stocks or "value" stocks or both.

Eligible Fund Investment Advisers

Maxim Series Fund, Inc. is advised by GW Capital Management, LLC (doing business as Maxim Capital Management, LLC ("MCM")), 8515 E. Orchard Road, Greenwood Village, Colorado 80111, a wholly owned subsidiary of Great-West.

Fidelity Management & Research Company is the adviser to Fidelity Variable Insurance Products Fund. Fidelity Management & Research Company is located at 2 Devonshire Street, Boston, Massachusetts 02109.

Maxim Series Fund Sub-Advisers

Maxim Series Fund currently operates under a manager-of-managers structure under an order issued from the Securities and Exchange Commission, which permits MCM, without shareholder approval, to hire sub-advisers to manage the investment and reinvestment of the assets of a number of Maxim Series Fund, Inc. portfolios. These sub-advisers are subject to the review and supervision of MCM and the board of directors of Maxim Series Fund, Inc.

Ariel Capital Management, LLC ("Ariel") is the sub-adviser to the Maxim Ariel Mid-Cap Portfolio and the Maxim Ariel Small-Cap Value Portfolio. Ariel is located at 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

BNY Investment Advisors ("BNY") is the sub-adviser to the Maxim Stock Index, Maxim Index 600, Maxim Value Index and Maxim Growth Index Portfolios. BNY is located at One Wall Street, New York, New York 10286. BNY began management of these and other Maxim Series Fund portfolios on April 1, 2003.

INVESCO Global Asset Management (N.A.), Inc. is the sub-adviser to the Maxim INVESCO ADR Portfolio. INVESCO Global Asset Management (N.A.), Inc. is located at 1315 Peachtree Street, Atlanta, Georgia 30309.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the sub-adviser to the Maxim Loomis-Sayles Bond Portfolio. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111.


Massachusetts Financial Services Company ("MFS") is the sub-adviser to the Maxim MFS(R) Small-Cap Growth Portfolio (formerly Maxim INVESCO Small-Cap Growth Portfolio). MFS(R) is located at 500 Boylston Street, Boston, Massachusetts 02116.


T. Rowe Price Associates, Inc. ("T. Rowe Price") is the sub-adviser to the Maxim
T. Rowe Price Equity/Income Portfolio and the Maxim T. Rowe Price MidCap Growth Portfolio. T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202. It is a wholly owned subsidiary of the T. Rowe Price Group, Inc.Meeting Investment Objectives Meeting investment objectives depends on various factors, including, but not limited to, how well the Eligible Fund advisers anticipate changing economic and market conditions. There is no guarantee that any of these Eligible Funds will achieve their stated investment objectives.

Reinvestment
All dividend and capital gain distributions made by an Eligible Fund will be automatically reinvested in shares of the Eligible Fund on the date of the distribution.

Where to Find More Information About the Eligible Funds
Additional information about the Eligible Funds can be found in the current prospectuses for the Eligible Funds, which can be obtained by calling Great-West at 800-228-8706, or by writing to Great-West's Administrative Offices. The Eligible Funds' prospectuses should be read carefully before you make a decision to invest in an Investment Division.


Application and Initial Contributions


The first step to purchasing the Contract is to fill out your application. When you submit it, you must make your initial Contribution of:

o       $5,000; or

o       $2,000 if an Annuity IRA

All Contributions should be made by check (payable to Great-West) or via an Automatic Contribution Plan.

An Automatic Contribution Plan allows you to make automatic scheduled Contributions. Contributions will be withdrawn from a designated pre-authorized bank account and automatically credited to your Annuity Account.

If your application is complete and your check for the initial Contribution is included (or you have made your initial Contribution via the Automatic Contribution Plan), your Contract will be issued. Your initial Contribution will be credited within two business days after receipt at Great-West's Administrative Offices. Acceptance is subject to our receiving sufficient information in a form acceptable to us and we reserve the right to reject any application or Contribution.

If your application is incomplete, Great-West will contact you by telephone to obtain the required information. If your application remains incomplete for five business days, we will return to you the application and the initial Contribution unless you consent to our retaining the initial Contribution and crediting it as soon as we have your completed application.


During the 10-day (or longer where required by law) free look period you may cancel your Contract. During the free look period, all Contributions will be allocated according to your written allocation instructions as specified in the application.

Any returned Contracts will be deemed void and all Contributions received, less any withdrawals, will be refunded to you.


If you exercise the free look privilege, you must return the Contract to Great-West's Administrative Offices. We must receive it in person or postmarked prior to the end of the free look period.


Additional Contributions

You can make additional Contributions at any time prior to the Annuity Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least:

o       $500; or

o       $50 if made via an Automatic Contribution Plan.

You may make total Contributions in excess of $1,000,000 with our prior approval.

Great-West reserves the right to modify the limitations set forth in this section.

Annuity Account Value
Before the Annuity Commencement Date, your Annuity Account Value is the total value of your Variable and Guaranteed Sub-Accounts.

Before the Annuity Commencement Date, the Variable Account Value is the total dollar amount of all Accumulation Units credited to you. When you allocate Contributions to an Investment Division we credit you with Accumulation Units. We determine the number of Accumulation Units credited to you by dividing your Contribution to an Investment Division by that Investment Division's Accumulation Unit value. We determine the Accumulation Unit value on each Valuation Date.

We calculate each Investment Division's Accumulation Unit value at the end of each valuation period by multiplying the value of that unit at the end of the prior valuation period by the Investment Division's net investment factor for the valuation period. The formula used to calculate the net investment factor is set forth in Appendix B. Your Variable Account Value reflects the value of the Accumulation Units credited to you in each Investment Division.

The value of an Investment Division's assets is determined at the end of each Valuation Date. A valuation period is the period between two successive Valuation Dates. On the day after Thanksgiving, transactions submitted other than by KeyTalk(R), or through the Internet will not be processed.

Your Variable Account Value will reflect the investment performance of the selected Investment Division(s) which in turn reflect the investment performance of the corresponding Eligible Funds, which we factor in by using the net investment factor referred to above.

Transfers
In General

Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Variable and Guaranteed Sub-Accounts by telephone, by sending a Request to Great-West's Administrative offices, by calling KeyTalk(R) - the voice response unit at 1-800-701-8255, or through the Internet at http://www.gwrs.com.


Your Request must specify:

o    the amounts being Transferred,

o the Investment Division(s) or Guaranteed Sub-Account(s) from which the Transfer is to be made, and

o the Investment Division(s) or Guaranteed Sub-Account(s) that will receive the Transfer.

If Great-West receives a Transfer Request within 30 days of the Annuity Commencement Date, Great-West may delay the Annuity Commencement Date by up to 30 days.

Currently, there is no limit on the number of Transfers you can make among the Investment Divisions each calendar year. However, we reserve the right to limit the number of Transfers you make. There is no charge for Transfers.

A Transfer will be effective on the Transaction Date.

A Transfer from the Guaranteed Sub-Account shall be subject to any limitations or charges set forth in the Contract.

Possible Restrictions

We reserve the right, without prior notice, to modify, restrict, suspend or eliminate the Transfer privileges (including telephone and Internet Transfers) at any time. Transfer restrictions may be necessary to protect investors from the negative effect large and/or numerous Transfers can have on portfolio management. Moving large amounts of money may also cause a substantial increase in Eligible Fund operating expenses that must be borne by you.


Although you are permitted to make Transfers by telephone or via the Internet, we reserve the right to require that each Transfer Request be made by a separate communication to us. We also reserve the right to request that each Transfer Request be submitted in writing and be signed by you. Transfer Requests by fax will not be accepted. Transfers among the Investment Divisions may also be subject to terms and conditions imposed by the Eligible Funds.


Market Timing & Excessive Trading. The Contracts are intended for long-term investment and not for the purpose of market timing or excessive trading activity. In general, proposed SEC rules and the Eligible Funds define market timing activity to be the movement in and out of a Division in a five-day period designed to take advantage of short-term market fluctuations based upon expected increases in Division Unit Values. Excessive trading activity is defined as purchase and sale transactions of an Owner that occurs with such frequency and/or such size as to materially affect the Eligible Fund's ability to meet its investment objective in the judgment of the Eligible Fund. Eligible Funds may report suspected market-timing or excessive trading transfer activity. However, not all market timing or excessive trading transfer activity can be prevented, as it may not be possible to identify it unless and until a trading pattern is established. If suspected market-timing or excessive trading activity is identified by the Eligible Funds, we will take corrective action at the request of the Eligible Fund consistent with the terms of the Contracts and applicable law.


Automatic Custom Transfers
Dollar Cost Averaging
You may arrange for systematic Transfers from any Investment Division to any other Investment Division. These systematic Transfers may be used to Transfer values from the Maxim Money Market Investment Division to other Investment Divisions as par of a dollar cost averaging strategy. It does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market. It does, however, allow you to buy more units when the price is lower and fewer units when the price is higher. Over time, your average cost per unit may be more or less than if you invested all your money at one time.

You can set up automatic dollar cost averaging on the following frequency periods: monthly, quarterly, semi-annually or annually. Your Transfer will be initiated on the Transaction Date you select, one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using dollar cost averaging.


If there are insufficient funds in the Maxim Money Market Investment Division on the date that your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in that Investment Division. Dollar cost averaging will terminate automatically when you start taking payments from the annuity.


Dollar cost averaging Transfers must meet the following conditions:

o The minimum amount that can be Transferred out of an Investment Division is $100 per month.

o You must: (1) specify the dollar amount to be Transferred, (2) designate the Investment Division(s) to which the Transfer will be made, and (3) the percent of the dollar amount to be allocated to each Investment Division into which you are Transferring money.

You may terminate dollar cost averaging at any time.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time and for any reason.

Rebalancer
Because the value of your Variable Sub-Accounts will fluctuate with the investment performance of the Investment Divisions, your asset allocation percentages may become out of balance over time. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the Request.

If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the Request. For example, if we receive a Request for quarterly Transfers on January 9, your first Transfer will be made on April 9 (or the following business day, as applicable) and every three months thereafter on the 9th. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. There will be no additional cost for using rebalancer.

On a rebalancing Transaction Date your money will be automatically reallocated among the Investment Divisions based on your allocation instructions. You can change your allocation instructions at any time by Request. Rebalancer will terminate automatically when you start taking payments from the annuity.

Rebalancer Transfers must meet the following conditions:

o   Your entire Variable Account Value must be included.

o You must specify the percentage of your Variable Account Value you would like allocated to each Investment Division and the frequency of rebalancing. You may modify the allocations or stop rebalancer at any time, by Request.

You may not participate in dollar cost averaging and rebalancer at the same time. Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time and for any reason.

Telephone/Internet Transactions
You may make Transfer Requests by telephone by using KeyTalk(R), or via the Internet at http://www.gwrs.com.

We will use reasonable procedures in monitoring and accepting Transfer Requests such as requiring certain identifying information, tape recording telephone instructions, and providing written confirmation of a transaction. Telephone instructions we reasonably believe to be genuine will be your financial responsibility.

We reserve the right to suspend these privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the Annuity Commencement Date by submitting a withdrawal Request to Great-West's Administrative Offices. Withdrawals are subject to the rules below, and federal and state tax laws may also apply. The amount payable to you if you withdraw all of your Annuity Account Value is your Annuity Account Value, less any applicable Surrender Charge on the effective date of the withdrawal (and any applicable Premium Tax).

The following terms apply to withdrawals:

o   No withdrawals may be made after the Annuity Commencement Date.
o If you Request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount Requested (and any applicable Surrender Charge).
o Partial withdrawals are unlimited. However, you must specify the Variable and/or Guaranteed Sub-Account(s) from which the withdrawal is to be made, otherwise your Request will not be processed.
o If your remaining Annuity Account Value, after any partial withdrawal, is less than $2,000, then we may, at our discretion require you to withdraw the entire amount.
o If a partial withdrawal is made within 30 days prior to the Annuity Commencement Date, we may delay the Annuity Commencement Date by 30 days.
o Proceeds will generally be paid in one lump sum within 7 days of the Transaction Date, though payment of proceeds may be delayed for a period in excess of 7 days as permitted by the 1940 Act.

Withdrawal Requests must be in writing. If your instructions aren't clear, your Request will be denied and your withdrawal will not be processed.

After a withdrawal of all of your total Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Tax Consequences of Withdrawals

Withdrawals made for any purpose may be taxable. If your Annuity Account Value exceeds your investment in the Contract, then you may be subject to income tax on withdrawals made from your Annuity Account. Additionally, the Internal Revenue Code states that a 10% penalty tax may be imposed on the taxable portions of certain early withdrawals.

The Internal Revenue Code generally requires us to withhold federal income tax from withdrawals and report the withdrawals to the Internal Revenue Service ("IRS"). However, you will be entitled to elect, in writing, not to have tax withholding apply unless withholding is mandatory for your Contract. Withholding applies to the portion of the withdrawal that is included in your income and subject to federal income tax. The tax withholding rate is 10% of the taxable amount of the withdrawal. Some states also require withholding for state income taxes.

If you are interested in this Contract as an Annuity IRA, please refer to
Section 408 of the Internal Revenue Code for limitations and restrictions on cash withdrawals.

Death Benefit
Death Benefit Payments--After Annuity Commencement Date
If the Annuitant dies after the Annuity Commencement Date and before the entire interest has been distributed, payments will continue to the Beneficiary under the payment option applicable to the Annuitant on the Annuitant's date of death. The Beneficiary cannot change the method of distribution in effect on the date of the Annuitant's death or elect a new payment option.

Death Benefit Payments--Before Annuity Commencement Date
If the Owner of the Contract or the named Annuitant dies before the Annuity Commencement Date, a death benefit may be payable. The rules applicable in various circumstances are described below.

Death of Owner-Annuitant Before the Annuity Commencement Date
If an Owner-Annuitant dies before the Annuity Commencement Date, and if the surviving spouse of the Owner-Annuitant is the sole Beneficiary, then the surviving spouse will become the new Owner and Annuitant and the Contract will continue in force. If the Owner-Annuitant dies before the Annuity Commencement Date and the surviving spouse of the Owner-Annuitant is not the sole Beneficiary, then Great-West will pay the death benefit under the Contract to the Beneficiary.

Death of Non-Annuitant Owner Before the Annuity Commencement Date
If the Owner of the Contract who is not the Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit described under the Contract as follows:

        (a) First, to the surviving Joint Owner.
        (b) If there is no surviving Joint Owner, then to the Contingent Owner.
        (c) If there is no Contingent Owner, then to the Annuitant.

If the Owner's surviving spouse is the person entitled to receive benefits upon the Owner's death, the surviving spouse shall be treated as the Owner and will be allowed to continue the Contract.

Death of Non-Owner Annuitant Before the Annuity Commencement Date
If a Non-Owner Annuitant dies before the Annuity Commencement Date, Great-West will pay the death benefit under the Contract to the Beneficiary.

Death Benefit Computation and Procedure
If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date and before reaching age 75, the death benefit will be the greater of:

          o the Annuity Account Value as of the date of death, less any applicable Premium Tax; or
          o the sum of Contributions paid, less partial withdrawals and periodic payments, less any applicable Premium Tax.

If the Owner-Annuitant, Non-Annuitant Owner, or Non-Owner Annuitant dies before the Annuity Commencement Date, but after reaching age 75, the death benefit will be the Annuity Account Value as of the date of death, less any applicable Premium Tax. No Surrender Charge will apply to the amounts payable to a Beneficiary.

The death benefit proceeds payable to a Beneficiary will remain invested in accordance with the allocation instruction given by the Owner until either:

        o  new allocation instructions are requested by the Beneficiary; or
        o  the death benefit is actually paid to the Beneficiary

The death benefit will become payable following receipt by Great-West of the Beneficiary's request. Unless otherwise specified by the Owner prior to the Annuitant's death, the Beneficiary may elect, within 60 days after proceeds are payable, to receive:

        o  payment in a single sum; or
        o  payment under any of the payment options provided under the Contract.

Any payment of benefits under the Contract must satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations. All distributions of death benefits upon a Non-Annuitant Owner's death from a contract purchased on a non-tax qualified basis ("Non-Qualified Contract") before the Annuity Commencement Date (or upon the death of a Non-Owner Annuitant if the Owner is a non-individual entity, such as a trust or estate) must be made pursuant to IRC ss.72(s). These requirements are met if the entire amount is paid on or before December 31 of the year containing the fifth anniversary of the Owner's death. This rule, called the 5-year rule, always applies to payments due to non-individual entities. However, if the person entitled to receive payments required under IRC ss.72(s) is an individual, the 5-year rule will not apply if an election is made to begin taking substantially equal periodic payments no later than one year after the Owner's death. Payments may be paid over a period not exceeding the life or life expectancy of such person. Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to IRC ss.401(a)(9).

Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, unless you indicate otherwise, they will share equally in any death benefit payable.

You may, at any time, while the Annuitant is living, change the Beneficiary by Request. A change of Beneficiary will take effect as of the date the Request is processed by Great-West's Administrative Offices, unless the Owner specifies a certain date. If the Owner dies before the Request is processed, the change will take effect as of the date the Request was made, unless we have already made a payment or otherwise taken action on a designation or change before receipt or processing of such Request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by Request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the death benefit proceeds to the Owner's estate.

Charges and Deductions
No amounts will be initially directly deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) is invested based on your allocation instructions.

You pay the following charges under the Contract:

o    an annual contract maintenance charge, and
o    a mortality and expense risk charge.

You may also pay:

o a Surrender Charge (only for withdrawals within the first 7 Contract years), and
o deductions for Premium Tax (only if applicable depending on your state of residence).

You also indirectly bear the expenses of the Eligible Funds.


Annual Contract Maintenance Charge

Prior to the Annuity Commencement Date, you will pay a $27 annual contract maintenance charge from your Annuity Account Value. This charge partially covers our costs for administering the Contracts and the Series Account.


The annual contract maintenance charge is deducted on a proportionate basis from all your Variable and Guaranteed Sub-Accounts.


Mortality and Expense Risk Charge


We deduct a mortality and expense risk charge from your Variable Sub-Account(s) for our assumption of certain mortality and expense risks under the Contract.


o The mortality risks assumed by us arise from our contractual obligations to make annuity payments determined in accordance with the Contract.

o The expense risk assumed is the risk that our actual expenses in administering the Contract and the Series Account will be greater than anticipated.

This is a daily charge equal to an effective annual rate of 1.25% of the value of your Variable Sub-Account(s). We guarantee that this charge will never increase beyond 1.25%.


The mortality and expense risk charge is reflected in the unit values of the Variable Sub-Accounts. This charge will continue to be applicable should you choose a variable annuity payment option or a periodic payment option.


Premium Tax
We may be required to pay state Premium Taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Annuity Commencement Date or to a death benefit.

The applicable Premium Tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by the respective state legislatures, by administrative interpretations or by judicial acts. Such Premium Taxes will depend, among other things, on the state of residence of the Owner and the insurance laws, tax laws and status of Great-West in these states when Premium Taxes are incurred.

Surrender Charge
We deduct a Surrender Charge for certain partial or total withdrawals. For total withdrawals, the Surrender Charge will cause the amount received to be less than the amount requested for withdrawal. A Surrender Charge "Free Amount" may be applied in some circumstances.

o The Surrender Charge "Free Amount" is an amount against which the Surrender Charge will not be assessed.
o The Free Amount is equal to 10% of the Annuity Account Value as of December 31 of the previous calendar year.
o    Only one Free Amount is available in each calendar year.
o The Free Amount will be applied to the first withdrawal made in each year. If the Free Amount is not exhausted with the first withdrawal any remainder is lost for that year.

We will not deduct the Surrender Charge in the following instances:

o    you Request an annuity  option with a payment period of at least 36 months;
     or
o you Request a periodic payment option (in accordance with the applicable periodic payment restrictions); or
o the withdrawal is due to a medical condition requiring your confinement to an eligible nursing home for 90 consecutive days.

The Surrender Charge is equal to the percentage of the amount distributed less the Free Amount based on the table below. In no event will the Surrender Charge amount to more than 9% of Contributions.

 Contract Years Completed        Percentage of
                                 Distribution
            1                         7%
            2                         6%
            3                         5%
            4                         4%
            5                         3%
            6                         2%
            7                         0%


Expenses of the Eligible Funds
The net asset value of the Eligible Funds reflects the deduction of the Eligible Funds' fees and deductions. You bear these costs indirectly when you allocate to an Investment Division.

Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contracts.

Payment Options

Periodic Payments
You may request that all or part of the Annuity Account Value be applied to a periodic payment option.

In requesting periodic payments, you must elect:

o    The payment frequency of either 12-, 6-, 3- or 1-month intervals
o    A payment amount--a minimum of $50 is required
o The calendar day of the month on which payments will be made o One payment option
o The allocation of payments from the Variable and/or Guaranteed Sub-Account(s) as follows: 1) Prorate the amount to be paid across all Variable and Guaranteed Sub-Accounts in proportion to the assets in each sub-account; or 2) Select the Investment Division(s)from which payments will be made. Once the Investment Division(s) have been depleted, Great-West will automatically prorate the remaining payments unless you Request the selection of another Investment Division(s).

While periodic payments are being received:

o You may continue to exercise all contractual rights that are available prior to electing a payment option, except that no Contributions may be made.
o You may keep the same investment options as were in force before periodic payments began.
o    Charges and fees under the Contract continue to apply.
o The Surrender Charge does not apply to the periodic payments. However, if a partial withdrawal is made during the time you participate in periodic payments, a Surrender Charge and other Contract charges, as applicable, will be deducted and the Free Amount will not apply.

Periodic payments will cease on the earlier of:

o the date the amount elected to be paid under the option selected has been reduced to zero.
o    the Annuity Account Value is zero. o You Request that withdrawals stop.
o    You or the Annuitant dies.

Periodic Payment Options
If you choose to receive payments from your Contract through periodic payments, you must select from the following payment options.

Option 1--Income for a specified period (at least 36 months)
You elect the length of time over which payments will be made. The amount paid will vary based on the duration you choose.

Option 2--Income of a specified amount (at least 36 months)
You elect the dollar amount of the payments. Based on the amount elected, the duration may vary.


Option 3--Interest Only
The payments will be based on the amount of the interest credited to the Guaranteed Sub-Account(s) between each payment. Available only if 100% of the Annuity Account Value is invested in the Guaranteed Sub-Account.


Option 4--Minimum distribution
If you are using this Contract as an Annuity IRA, you may Request minimum distributions as specified under Internal Revenue Code Section 401(a)(9).


Option 5--Any Other Form (at least 36 months)
Any other form of periodic payment that is acceptable to Great-West.


If periodic payments cease, you may resume making Contributions, at which time the Surrender Charge Free Amount will be in effect. However, we may limit the number of times you may restart a periodic payment program.

Periodic payments made for any purpose may be taxable, subject to withholding and to the 10% penalty tax. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes. A competent tax adviser should be consulted before a periodic payment option is Requested.

Annuity Payments

Annuity Commencement Date
You choose the date you'd like annuity payments to start when you purchase the Contract. Endorsements, or applicable law, may control the Annuity Commencement Date and options available for IRAs.

Under the Contract, there is no required Annuity Commencement Date. The Annuity Commencement Date is the date specified as such on the application.

The Annuity Commencement Date may be changed by the Owner, or by the Beneficiary upon the death of the Owner, upon Request received by GWL&A at its Administrative Offices up to 30 days prior to the existing Annuity Commencement Date. If any Annuity Commencement Date elected would be less than 30 days from the date that the Request is received, GWL&A may delay the date elected by not more than 30 days.

Under the Individual Retirement Annuity Endorsement (if the Contract is used to fund an Annuity IRA), the Annuity Commencement Date must, to avoid the imposition of an excise tax, not be later than April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

You may change your Annuity Commencement Date at any time prior to 30 days before an Annuity Commencement Date you already selected. If you have not elected a payment option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in the Guaranteed Sub-Account(s) will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Variable Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account is subject to complex "minimum distribution" requirements. Minimum distribution requirements require distributions to begin under such a plan by a specific date, and that the entire interest must be distributed within certain specified periods. The application of the minimum distribution requirements varies according to your age and other circumstances. If you're using this annuity as an Annuity IRA, you should consider consulting a competent tax adviser regarding the application of the minimum distribution requirements.

Annuity Payment Options
You can choose your annuity payment option either when you purchase the Contract or at a later date. You can change your selection at any time up to 30 days before an Annuity Commencement Date you previously selected.

The amount to be paid out is the Annuity Account Value on the Annuity Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payment option is $2,000. If your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a cash withdrawal.

Payments to be made under the annuity payment option you select must be at least $50. We reserve the right to make payments using the most frequent payment interval that produces a payment of at least $50. The maximum amount that may be applied under any payment option is $1,000,000, unless prior approval is obtained from us.

For annuity options involving life income, the actual age and/or sex of the Annuitant will affect the amount of each payment. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each annuity payment under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payments established will be made on the basis of the correct age. If payments were too large because of misstatement, we may deduct the difference with interest from the next payment or payments. If payments were too small, we may add the difference with interest to the next payment. This interest is at an annual effective rate that will not be less than a guaranteed interest rate.

Option 1--Income of specified amount
(Available as fixed payments only)
The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

Option 2--Income for a specified period
(Available as fixed payments only)
Payments are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

Option 3--Life annuity with guaranteed period
This option provides annual, semi-annual, quarterly or monthly payments during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years. This option is available on either a variable or fixed dollar payment basis.

Option 4--Life annuity
This option provides for annual, semi-annual, quarterly or monthly payments during the lifetime of the Annuitant. The annuity terminates with the last payment due prior to the death of the Annuitant. Since no minimum number of payments is guaranteed, this option may offer the maximum level of monthly payments. It is possible that only one payment may be made if the Annuitant died before the date on which the second payment is due. This option is available on either a variable or fixed dollar payment basis.

Option 5 - Any other form

Any other form of fixed or variable annuity payment that is acceptable to Great-West.


Variable Annuity Payment Provisions

Amount of first payment
The first payment under a variable annuity payment option will be based on the value of the amounts held in each Variable Sub-Account on the 5th Valuation Date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payment option. The rate applied reflects an assumed interest return ("AIR") of 5%.

Annuity units
The number of Annuity Units paid for each Variable Sub-Account is determined by dividing the amount of the first monthly payment by its Annuity Unit Value on the 5th Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Variable Sub-Account remains fixed during the Annuity Payment Period.

Amount of payments after the first payment
After the first payment, future payments will vary depending upon the investment experience of the Variable Sub-Accounts. Your payments will increase in amount over time if the Investment Division(s) you select earn more than 5% AIR. Likewise, your payments will decrease in amount over time if the Investment Division(s) you select earn less than 5% AIR. The subsequent amount paid from each sub-account is determined by multiplying (a) by (b) where (a) is the number of sub-account Annuity Units to be paid and (b) is the sub-account Annuity Unit value on the 5th Valuation Date preceding the date the annuity payment is due. The total amount of each variable annuity payment will be the sum of the variable annuity payments for each Variable Sub-Account. We guarantee that the dollar amount of each payment after the first will not be affected by variations in expenses or mortality experience.

Calculation of Fixed Annuity Payments

The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by GWL&A. On the Annuity Commencement Date, the Annuity Account Value held in the Guaranteed Sub-Accounts, less Premium Tax, if any, is computed and that portion of the Annuity Account Value that will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.


Transfers after the Annuity Commencement Date
Once annuity payments have begun, no Transfers may be made from a fixed annuity payment option to a variable annuity payment option, or vice versa. However, for variable annuity payment options, Transfers may continue to be made among the Investment Divisions. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Variable Sub-Account to which the Transfer is made. The result will be that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payments will reflect changes in the value of the new Annuity Units.

Other restrictions
Once payments start under the annuity payment option you select:

o    no changes can be made in the annuity form,
o    no additional Contributions will be accepted under the Contract, and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

A portion or the entire amount of the annuity payments may be taxable as ordinary income. If, at the Annuity Commencement Date, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Contracts). State income tax withholding may also apply. Please see "Federal Tax Matters" for details.

Federal Tax Matters

Seek Tax Advice
The above discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the recipient of the distribution. A competent tax adviser should be consulted for further information.

Introduction
The following discussion is a general description of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about the tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

This discussion is based upon our understanding of the present federal income tax laws as the IRS currently interprets them. We make no representation as to the likelihood of the continuation of the present federal income tax laws or of the current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with IRAs ("Annuity IRA"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to you, the Annuitant, or the Beneficiary, may depend on the type of Contract, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities

In General
Section 72 of the Internal Revenue Code governs the taxation of the Contracts. You, as a "natural person" will not generally be taxed on increases (if any) in the value of your Annuity Account Value until a distribution of all or part of the Annuity Account Value occurs (for example, a withdrawal or an annuity payment under an annuity payment form). However, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value of a Non-Qualified Contract will be treated as a withdrawal of such portion. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income. An Annuity IRA may not be assigned as collateral.

As a general rule, if the Non-Qualified Contract is owned by an entity that is not a natural person (e.g., a corporation), the Contract will not be treated as an annuity contract for federal tax purposes (other than for purposes of the taxation of life insurance companies). Such an Owner generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the nominal owner of a Contract and the beneficial owner is a natural person.

The rule also does not apply in the following circumstances:

o    Where the Contract is acquired by the estate of a decedent.
o    Where the Contract is an Annuity IRA.
o    Where  the  Contract  is  a  qualified   funding  asset  for  a  structured
     settlement.
o Where the Contract is purchased on behalf of an employee upon termination of a qualified plan.
o    Where the Contract is an immediate annuity.

If you are a non-natural person, you may wish to discuss these matters with a competent tax adviser.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals
In the case of a withdrawal under a Non-Qualified Contract, partial withdrawals, including periodic withdrawals that are not part of an annuity payout, are generally treated as taxable income to the extent the Annuity Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual less any withdrawals that were excluded from income. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payment is taxed at ordinary income tax rates.

In the case of a withdrawal under an Annuity IRA, including withdrawals under the periodic payment option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's Annuity Account Value. Special tax rules may be available for certain distributions from an Annuity IRA.

Annuity payments
Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Annuity Account Value exceeds an allocable portion of the "investment in the Contract" will be taxed. Once the "investment in the Contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If the annuity payments stop as a result of an Annuitant's death before full recovery of the "investment in the Contract," you should consult a competent tax adviser regarding the deductibility of the unrecovered amount.

Penalty tax
For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

o    Made on or after the date on which the Owner attains age 59 1/2,
o Made as a result of the death or disability of the Owner under the Contract,
o Received in substantially equal periodic payments (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary,
o    Received under an immediate annuity.

Other exceptions may apply to distributions from a Non-Qualified Contract. Similar exceptions from the penalty tax on distributions are provided for distributions from an Annuity IRA. For more details regarding this penalty tax and other exceptions that may be applicable, consult a competent tax adviser.

Taxation of death benefit proceeds
Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

o If distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above; however, the Surrender Charge will not apply.
o If distributed under an annuity form, they are taxed in the same manner as annuity payments, as described above.

Distribution at death
In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

1. If you die on or after the date annuity payments start, and before the entire interest in the Contract has been distributed, the remainder of your interest will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of your death.
2. If you die before annuity payments start, your entire interest must generally be distributed within five years after the date of your death. If payable to an individual Beneficiary, the distributions may be paid over the life of that individual Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payments start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in force in the name of your spouse.

If the Owner is not an individual, then for purposes of the distribution at death rules, the primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner's death from an Annuity IRA must be made pursuant to the rules in Section 401(a)(9) of the Internal Revenue Code and the regulations thereunder.

Diversification of Investments

For a Non-Qualified Contract to be treated as an annuity for federal income tax purposes, the investments of the Investment Divisions must be "adequately diversified" in accordance with Treasury Department Regulations. The diversification requirements do not apply to Annuity IRAs. If the Series Account or an Investment Division failed to comply with the diversification standards, a Non-Qualified Contract would not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Annuity Account Value over the Contributions to the Contract.

Although Great-West may not control the investments of the Investment Divisions or the Eligible Funds, it expects that the Investment Divisions and the Eligible Funds will comply with such regulations so that the Investment Divisions and Eligible Funds will be considered "adequately diversified." Owners bear the risk that the entire Non-Qualified Contract could be disqualified as an annuity under the Code due to the failure of the Series Account or an Investment Division to be deemed to be adequately diversified.

Owner Control


In connection with its issuance of temporary and proposed regulations under
Section 817(h) in 1986, the Treasury Department announced that those regulations did not "provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company to be treated as the owner of the assets in the account" (which would result in the current taxation of the income on those assets to the Owner). In Revenue Ruling 2003-91, the IRS provided such guidance by describing the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances. We do not believe that your ownership rights under the Contract would result in you being treated as the Owner of the assets of the Contract under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, we reserve the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the Owner of a pro rata share of the assets of the Contract.


Transfers, assignments or exchanges
A transfer of ownership of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this prospectus. If you are contemplating any of these types of changes, you should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount of any distribution. You should consult a tax adviser before purchasing more than one Contract.

Withholding
Non-Qualified Annuity Contract and Annuity IRA distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

Section 1035 exchanges
Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new contracts for purposes of the penalty and distribution at death rules. Prospective Owners wishing to take advantage of a Section 1035 exchange should consult their tax adviser.

Individual Retirement Annuities
Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" to an Annuity IRA following the rules set out in the Internal Revenue Code. If you purchase this Contract as an Annuity IRA, you will be provided with supplemental information and you have the right to revoke your purchase within seven days of purchasing the Annuity IRA.

If a Contract is an Annuity IRA you must be the Annuitant and the Owner. In addition, if a Contract is an Annuity IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use as an Annuity IRA.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an Annuity IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest monies qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

Assignments or Pledges
Generally, rights in the Non-Qualified Contract may be assigned or pledged for loans at any time during the life of the Annuitant, however, if the Contract is an Annuity IRA, you may not assign the Contract as collateral.

If a non-qualified Annuity IRA is assigned, the interest of the assignee has priority over you and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to our Administrative Offices. Any assignment is subject to any action taken or payment made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it will be treated as a withdrawal as discussed above under "Taxation of Annuities." Please consult a competent tax adviser for further information.


Distribution of the Contracts GWFS Equities, Inc. ("GWFS") is the principal underwriter and distributor of the Contracts. GWFS is a wholly owned subsidiary of Great-West and is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Its principal offices are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, telephone 800-228-8706.

The maximum commission as a percentage of the Contributions made under a Contract payable to GWFS representatives is 4.0%.



Voting Rights

To the extent required by applicable law, Great-West will vote all Eligible Fund shares held in the Series Account at regular and special shareholder meetings of the respective Eligible Funds in accordance with instructions received from Owners who have allocated Annuity Account Value to the corresponding Investment Division(s). If, however, the 1940 Act or any regulation should be amended, or if the present interpretation thereof should change, or if we determine that we are allowed to vote all Eligible Fund shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. After annuity payments begin under a variable annuity option, the person receiving payments will have the voting interest. The number of votes that are available to you will be calculated separately for each of your Investment Divisions. That number will be determined by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to that Investment Division. You hold a voting interest in each Investment Division to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payments are made.


Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Eligible Funds. Shares for which we do not receive timely instructions and shares held by us as to which Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in the Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.


Owners have no voting rights in Great-West.

Rights Reserved by Great-West We reserve the right to make certain changes if, in our judgment, they would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only as permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however. Examples of the changes we may make include:

o To operate the Series Account in any form permitted under the 1940 Act or in any other form permitted by law.
o To Transfer any assets in any Investment Division to another Investment Division, or to one or more separate accounts, or to add, combine or remove Investment Divisions of the Series Account.
o To substitute, for the Eligible Fund shares in any Investment Division, the shares of another Eligible Fund or any other investment permitted by law.

o To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

o To change the time or time of day at which a Valuation Date is deemed to have ended.


o To make any other necessary technical changes in the Contract in order to conform to any action the above provisions permit us to take, including to change the way we assess charges, but without increasing as to any then outstanding Contract the aggregate amount of the types of charges that we have guaranteed.

o    To reject any application for any reason.

With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial withdrawal, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received. However, the determination, application or payment of any death benefit, transfer, partial or total withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit values, for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for Great-West to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

Since some of the Eligible Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life products, there is a possibility that a material conflict may arise between the interests of the Series Account and one or more other separate accounts investing in the Eligible Funds. If a material conflict arises, other affected insurance companies and we are required to take any necessary steps to resolve the matter, including stopping our separate accounts from investing in the Eligible Funds. See the Eligible Funds' prospectuses for more details.

Adding and Discontinuing

Investment Divisions We may, upon 30 days written notice to you, direct that you may not make any future Contributions or Transfers to a particular Investment Division or Guaranteed Sub-Account.

When we inform you that we are discontinuing an Investment Division or Guaranteed Sub-Account to which you are allocating Contributions, we will ask that you promptly submit alternative allocation instructions. If we do not receive your changed allocation instructions, we may return all affected Contributions or allocate those Contributions as indicated in the written notice provided to you. Contributions and Transfers you make to a discontinued Investment Division or Guaranteed Sub-Account before the effective date of the notice may be kept in those Investment Divisions or Guaranteed Sub-Accounts.

If we determine to make new Investment Divisions available under the Contracts, in our sole discretion we may or may not make those new Investment Divisions available to you.


Substitution of Investments
When we determine to discontinue an Investment Division, in our sole discretion, we may substitute shares of another mutual fund for the shares of the corresponding Eligible Fund. No substitution may take place without prior approval of the Securities and Exchange Commission, and prior notice to you.

Legal Matters Jorden Burt LLP has provided advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract.

Legal Proceedings

There are no pending legal proceedings that would have an adverse effect on the Series Account or GWFS Equities, Inc., the principal underwriter of the Contracts.

Great-West is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Series Account.


Available Information

We have filed a registration statement ("Registration Statement") with the Securities and Exchange Commission under the 1933 Act and the 1940 Act relating to the Contracts offered by this prospectus. This prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto. Reference is made to the Registration Statement and exhibits for further information relating to the Contracts and us. Statements contained in this prospectus, regarding the content of the Contracts and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments as filed as exhibits to the Registration Statement. The Registration Statement and its exhibits may be inspected and copied at the public reference room of the Securities and Exchange Commission located at 450 Fifth Street, NW, Washington, D.C.


o The Statement of Additional Information contains more specific information relating to the Series Account and Great-West.




                                   APPENDIX A
                               CONDENSED FINANCIAL
                                   INFORMATION
                                Selected Data for
                               Accumulation Units
                                   Outstanding
                             Throughout Each Period
                             For the Periods Ended

                                December 31, 2003

Investment Division   2003        2002      2001       2000       1999        1998       1997       1996        1995
------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM STOCK INDEX a

Value at            $18.56      $ 24.07    $  27.60   $  30.35   $  25.67   $  20.50   $  15.70   $  13.05    $   9.74
beginning of period
Value at end of     $23.53      $ 18.56    $  24.07   $  27.60   $  30.35   $  25.67   $  20.50   $  15.70    $  13.05
period
Number of          105,025      107,411     137,794    156,654    124,499    154,519    169,289    130,996      17,200
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM ARIEL
MID-CAP VALUE a

Value at            $24.83      $ 28.18    $  24.15   $  20.60   $  20.80   $  15.75   $  14.12   $  13.49    $  10.80
beginning of period
Value at end of     $31.78      $ 24.83    $  28.18   $  24.15   $  20.60   $  20.80   $  15.75   $  14.12    $  13.49
period
Number of           28,088       27,764      30,078     29,343     51,895     52,202     49,565     83,399      24,467
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM  INDEX 600 a

Value at            $16.94      $  20.24   $  19.37   $  17.79   $  16.10   $  16.57   $  13.87   $  12.18    $   9.77
beginning of period
Value at end of     $23.11      $ 16.94    $  20.24   $  19.37   $  17.79   $  16.10   $  16.57   $  13.87    $  12.18
period
Number of           16,092       13,926      17,208     18,670     20,517     19,021     14,918     10,976       2,706
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------

MAXIM
LOOMIS-SAYLES
BOND fj

Value at            $17.73      $ 16.16    $  15.96   $  15.45   $  14.91   $  14.60   $  13.12   $  12.03    $  10.00
beginning of period
Value at end of     $22.78      $ 17.73    $  16.16   $  15.96   $  15.45   $  14.91   $  14.60   $  13.12    $  12.03
period
Number of           14,064       14,888      52,542     56,967     60,769     77,918     23,403     12,487         799
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM INVESCO ADR b

Value at            $12.37      $ 14.42    $  17.50   $  19.72   $  16.28   $  14.90   $  13.46   $  11.25    $  10.00
beginning of period
Value at end of     $16.04      $12.37     $  14.42   $  17.50   $  19.72   $  16.28   $  14.90   $  13.46    $  11.25
period
Number of           20,146      16,951       20,956     23,147     27,044     35,311     31,948     15,133       2,623
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------
MAXIM MONEY
MARKET e

Value at            $12.68      $ 12.66    $  12.36   $  11.80   $  11.40   $  10.97   $  10.55   $  10.17    $  10.00
beginning of period
Value at end of     $12.61      $ 12.68    $  12.66   $  12.36   $  11.80   $  11.40   $  10.97   $  10.55    $  10.17
period
Number of           97,844      110,458     112,573    85,500     278,853     72,950     55,510     30,071      15,499
accumulation
units outstanding
at end of period

------------------- ----------- ---------- ---------- ---------- ---------- ---------- ---------- ----------- ----------

                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
                      Selected Data for Accumulation Units
                       Outstanding Throughout Each Period

                     For the Periods Ended December 31, 2003

---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------

 Investment Division     2003      2002       2001      2000       1999       1998      1997       1996

---------------------- --------- ---------- --------- ---------- ---------- --------- ----------  ----------
MAXIM ARIEL
SMALL-CAP VALUE d

Value at beginning     $22.45    $ 24.25    $  21.24  $  16.98   $  18.25   $  17.07  $  13.51   $  11.60
of period
Value at end of        $28.65    $ 22.45    $  24.25  $  21.24   $  16.98   $  18.25  $  17.07   $  13.51
period
Number of               7,607     10,923       6,514     2,879      5,405      5,611     3,046      1,551
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------
MAXIM T. ROWE PRICE
EQUITY/INCOME b

Value at beginning     $20.45    $ 23.84    $  23.75  $  21.30   $  20.86   $  19.39  $  15.24   $  12.92
of period
Value at end of        $25.39    $ 20.45    $  23.84  $  23.75   $  21.30   $  20.86  $  19.39   $  15.24
period
Number of              46,571     43,736      50,304    55,601     75,493     88,484    106,469    67,415
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------
---------------------- --------- ---------- --------- ---------- ---------- --------- ---------- ----------
MAXIM U.S.
GOVERNMENT
SECURITIES c

Value at beginning     $16.06    $ 14.81    $  14.01  $  12.83   $  12.95   $  12.23  $  11.41   $  11.12
of period
Value at end of        $16.27    $ 16.06    $  14.81  $  14.01   $  12.83   $  12.95  $  12.23   $  11.41
period
Number of              19,264     21,503     14,175     10,223     22,422     28,453    12,346     15,784
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- --------- ----------- --------- ----------
---------------------- --------- ---------- --------- ---------- --------- -----------
MAXIM GROWTH INDEXh

Value at beginning     $8.50     $ 11.33    $  13.21  $  17.23   $  13.75  $  10.00
of period
Value at end of        $10.48    $ 8.50     $  11.33  $  13.21   $  17.23  $  13.75
period
Number of              37,227    45,398       57,981    64,917     26,778    45,896
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- --------- -----------
MAXIM VALUE INDEXh

Value at beginning     $8.97     $ 11.57    $  13.37  $  12.85   $  11.68  $  10.00
of period
Value at end of        $11.56    $ 8.97     $  11.57  $  13.37   $  12.85  $  11.68
period
Number of              23,749    10,694       12,263    12,491      2,992     1,678
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- --------- -----------
MAXIM T.ROWE PRICE
MIDCAP GROWTH h

Value at beginning     $12.19    $ 15.82    $  16.21  $  15.29   $  12.42  $  10.00
of period
Value at end of        $16.59    $ 12.19    $  15.82  $  16.21   $  15.29  $  12.42
period
Number of              23,154     24,170      36,668    39,552     10,285    10,161
accumulation units
outstanding at end
of period

---------------------- --------- ---------- --------- ---------- --------- -----------


                                   APPENDIX A
                         CONDENSED FINANCIAL INFORMATION
                      Selected Data for Accumulation Units
                       Outstanding Throughout Each Period

                     For the Periods Ended December 31, 2003

----------------------------------------- ------------ ------------ ----------- ------------ ------------

          Investment Division                2003         2002         2001        2000         1999

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM AGGRESSIVE PROFILE I h

Value at beginning of period                 $9.51       $ 11.69     $ 12.56      $ 13.65      $ 11.35
Value at end of period                      $12.27       $ 9.51      $ 11.69      $ 12.56      $ 13.65
Number of accumulation units                 3,427        4,426        6,176        6,417        6,019
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM MODERATELY AGGRESSIVE PROFILE I h

Value at beginning of period                $10.34       $ 11.91     $ 12.64      $ 13.38      $ 11.10
Value at end of period                      $12.66       $ 10.34     $ 11.91      $ 12.64      $ 13.38
Number of accumulation units                16,962        13,911      37,412       30,244       32,080
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM MODERATE PROFILE I h

Value at beginning of period                $10.67       $ 11.81     $ 12.30      $ 12.63      $ 10.98
Value at end of period                      $12.66       $ 10.67     $ 11.81      $ 12.30      $ 12.63
Number of accumulation units                44,389        24,329      24,656       23,877       29,200
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM MODERATELY CONSERVATIVE PROFILE Ih

Value at beginning of period                $10.44       $ 11.17     $ 11.34      $ 11.54      $ 10.79
Value at end of period                      $12.01       $ 10.44     $ 11.17      $ 11.34      $ 11.54
Number of accumulation units                 2,852           877       4,173        5,753        5,942
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------
MAXIM CONSERVATIVE PROFILE Ih

Value at beginning of period                $11.47       $ 11.69     $ 11.51      $ 11.01      $ 10.63
Value at end of period                      $12.61       $ 11.47     $ 11.69      $ 11.51      $ 11.01
Number of accumulation units                 3,012        2,011       8,012       10,796       17,411
outstanding at end of period

----------------------------------------- ------------ ------------ ----------- ------------ ------------





KEY

Current Accumulation Unit Values can be obtained by calling GWL&A toll-free at 1-800-523-4106 a The Investment Division commenced  operations under this contract on September
  19, 1994, at a unit value of $10.00
b The Investment Division commenced operations under this contract on January 6,
  1995, at a unit value of $10.00.
c The Investment Division first commenced operations under this contract on
  January 18, 1995, at a unit value of $10.00.
d The Investment  Division commenced  operations under this contract on March 9,
  1995, at a unit value of $10.00.
e The Investment Division commenced operations under this contract on August 4,
  1995, at a unit value of $10.00.
f The Investment Division commenced  operations under this contract on August 8,
  1995, at a unit value of $10.00.
g The Investment Division commenced operations under this contract on October 1,
  1996, at a unit value of $10.00.
h The Investment  Division  commenced  operations under this contract on January
  15, 1998, at a unit value of $10.00.
i The Investment Division commenced operations under this contract on November
  12, 1998, at a unit value of $10.00.






              APPENDIX B - CALCULATION OF THE NET INVESTMENT FACTOR



    The Net Investment Factor for each Variable Sub-Account for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

(a) is the net result of:

    (i) the net asset value per share of the Eligible Fund shares determined as of the end of the current Valuation Period, plus

    (ii)the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Eligible Fund on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

    (iii) a per unit charge or credit for any taxes incurred by or provided for in the Variable Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Variable Sub-Account; and

(b) is the net asset value per share of the Eligible Fund shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Mortality and Expense Risk Charge deducted from each Variable Sub-Account on a daily basis. Such amount is equal to an annual rate of 1.25%.

        The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

    The net asset value per share referred to in paragraphs (a) (i) and (b) above, reflect the investment performance of the Eligible Fund as well as the payment of Eligible Fund expenses.




                              MAXIM SERIES ACCOUNT

             Individual Flexible Premium Variable Annuity Contracts


                                    issued by


                   Great-West Life & Annuity Insurance Company
                              8515 E. Orchard Road
                        Greenwood Village, Colorado 80111
                            Telephone: (800) 228-8706





                       STATEMENT OF ADDITIONAL INFORMATION






        This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated April 30, 2004, which is available without charge by contacting Great-West Life & Annuity Insurance Company ("GWL&A") at the above address or at the above telephone number.





                                   April 30, 2004


                                TABLE OF CONTENTS

                                                                                          Page

CUSTODIAN AND INDEPENDENT AUDITORS.........................................................B-3
UNDERWRITER................................................................................B-3
FINANCIAL STATEMENTS.......................................................................B-5



                       CUSTODIAN AND INDEPENDENT AUDITORS


        A.     Custodian

        The assets of Maxim Series Account (the "Series Account") are held by GWL&A. The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the Eligible Funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company ("Great-West") in the amount of $50 million (Canadian), per occurrence, which covers all officers and employees of GWL&A.


        B.     Independent Auditors

        The accounting firm of Deloitte & Touche LLP performs certain auditing services for GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202-3942.


        The consolidated balance sheets of Great-West Life & Annuity Insurance Company as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003, as well as the financial statements of the Series Account as of December 31, 2003 and for the years ended December 31, 2003 and 2002, which are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their reports appearing herein and are included in reliance upon such reports given upon such firm as experts in accounting and auditing.



                                   UNDERWRITER


The offering of the Contracts is made on a continuous basis by GWFS Equities, Inc. ("GWFS"), a wholly owned subsidiary of GWL&A. Prior to 1996, the Contracts were offered through an affiliate of GWL&A. GWFS received commissions paid by GWL&A in the amount of $0.00 for 2003, $0.00 for 2002 and $0.00 for 2001.




FINANCIAL STATEMENTS


        The consolidated financial statements of GWL&A as contained herein should be considered only as bearing upon GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account. The financial statements of the Series Account are also included herein.


GWL&A
                 GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY (A
                wholly-owned subsidiary of GWL&A Financial Inc.)

              Consolidated Financial Statements for the Years Ended
                      December 31, 2003, 2002, and 2001 and
                          Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Great-West Life & Annuity Insurance Company:

We have audited the accompanying consolidated balance sheets of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Great-West Life & Annuity Insurance Company and subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Denver, Colorado
February 25, 2004

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2003 AND 2002

==============================================================================================
(Dollars in Thousands)

                                                               2003                 2002
                                                        -------------------  -------------------
ASSETS

INVESTMENTS:

  Fixed maturities, available-for-sale, at fair
  value
  (amortized cost $12,757,614 and $9,910,662 )       $       13,136,564    $      10,371,152
  Equity investments, at fair value (cost $407,797
    and $102,862)                                               427,810               90,188
  Mortgage loans on real estate (net of allowances
    of $31,889 and $55,654)                                   1,885,812              417,412
  Real estate                                                     7,912                3,735
  Policy loans                                                3,389,534            2,964,030
  Short-term investments, available-for-sale (cost
    $852,198 and $709,592)                                      852,198              709,804

                                                        -------------------  -------------------
                                                        -------------------  -------------------
     Total Investments                                       19,699,830           14,556,321
                                                        -------------------  -------------------
                                                        -------------------  -------------------

OTHER ASSETS:
  Cash                                                          188,329              154,600
  Reinsurance receivable:
    Related party                                             1,312,139                3,104
    Other                                                       262,685              238,049
  Deferred policy acquisition costs                             284,866              267,846
  Deferred ceding commission                                    285,165
  Investment income due and accrued                             165,417              133,166
  Amounts receivable related to uninsured accident
    and health plan claims (net of allowances of
    $32,329 and $42,144)                                        129,031               86,228
  Premiums in course of collection (net of
     allowances of $9,768 and $12,011)                           75,809               54,494
  Deferred income taxes                                         119,971               69,016
  Other assets                                                  754,160              754,869
SEPARATE ACCOUNT ASSETS                                      13,175,480           11,338,376
                                                        -------------------  -------------------


TOTAL ASSETS                                         $       36,452,882    $      27,656,069
                                                        ===================  ===================


==============================================================================================

                                                                      2003            2002
                                                                 ---------------  --------------
LIABILITIES AND STOCKHOLDER'S EQUITY

POLICY BENEFIT LIABILITIES:
    Policy reserves:

      Related party                                            $    3,429,873   $      518,587
      Other                                                        15,220,205       11,732,627
    Policy and contract claims                                        418,930          378,995
    Policyholders' funds                                              368,076          299,730
    Provision for policyholders' dividends                             89,121           76,983
    Undistributed earnings on participating business                  177,175          170,456
GENERAL LIABILITIES:
    Due to GWL                                                         30,950           33,841
    Due to GWL&A Financial                                            175,691          171,416
    Repurchase agreements                                             389,715          323,200
    Commercial paper                                                   96,432           96,645
    Other liabilities                                                 994,608          850,757
SEPARATE ACCOUNT LIABILITIES                                       13,175,480       11,338,376
                                                                 ---------------  --------------
     Total Liabilities                                             34,566,256       25,991,613
                                                                 ---------------  --------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
    Preferred stock, $1 par value, 50,000,000 shares authorized, 0 shares issued and outstanding Common stock, $1 par value; 50,000,000 shares

      authorized; 7,032,000 shares issued and outstanding               7,032            7,032
    Additional paid-in capital                                        722,365          719,709
    Accumulated other comprehensive income                            127,820          150,616
    Retained earnings                                               1,029,409          787,099
                                                                 ---------------  --------------
     Total Stockholder's Equity                                     1,886,626        1,664,456
                                                                 ---------------  --------------





TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                     $   36,452,882   $   27,656,069
                                                                 ===============  ==============


See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

==============================================================================================
(Dollars in Thousands)
                                                       2003            2002           2001
                                                   -------------   -------------  --------------

REVENUES:

  Premiums:

    Related party                               $    1,595,357  $       16,715  $      18,144
    Other (net of premiums ceded totaling
      $461,092, $83,789 and $82,028)                   657,540       1,103,380      1,185,495
  Fee income                                           840,072         883,562        947,255
  Net investment income                                988,400         919,365        934,756
  Net realized gains on investments                     39,560          41,626         46,825
                                                   -------------   -------------  --------------
                                                   -------------                  --------------
                                                     4,120,929       2,964,648      3,132,475
BENEFITS AND EXPENSES:

  Life and other policy benefits (net of
    reinsurance recoveries totaling
    $410,430,
    $50,974 and $40,144)                               573,976         936,215      1,029,495

  Increase in reserves:
    Related party                                    1,450,185          15,934         12,475
    Other                                               51,320          55,414         45,958
  Interest paid or credited to contractholders         514,846         498,549        530,027
  Provision for policyholders' share of
    earnings
    on participating business                            1,159           7,790          2,182
  Dividends to policyholders                            92,118          78,851         76,460
                                                   -------------   -------------  --------------
                                                   -------------   -------------  --------------
                                                     2,683,604       1,592,753      1,696,597

  Commissions                                          180,673         185,450        197,099
  Operating expenses                                   753,336         741,979        787,110
  Premium taxes                                         31,675          30,714         36,911
  Special charges                                                                     127,040
                                                   -------------   -------------  --------------
                                                   -------------   -------------  --------------
                                                     3,649,288       2,550,896      2,844,757
INCOME BEFORE INCOME TAXES                             471,641         413,752        287,718
PROVISION FOR INCOME TAXES:
  Current                                              173,181         126,222        136,965
  Deferred                                             (19,561)          3,993        (41,993)
                                                   -------------   -------------  --------------
                                                   -------------   -------------  --------------
                                                       153,620         130,215         94,972
                                                   -------------   -------------  --------------
                                                   -------------   -------------  --------------
NET INCOME                                      $      318,021  $      283,537  $     192,746
                                                   =============   =============  ==============

See notes to consolidated financial statements.



GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

==============================================================================================
(Dollars in Thousands)
                                                                                Accumulated Other
                                                                                  Comprehensive
                                                                                  Income (Loss)
                                                                            ---------------------------
                                                                             Unrealized      Minimum
                                                               Additional      Gains         Pension
                                   Preferred      Common        Paid-in       (Losses)      Liability     Retained
                                     Stock        Stock         Capital          on        Adjustment     Earnings      Total
                                                                             Securities
                                   ----------   -----------    -----------  -------------  ------------   ----------  -----------
                                   ----------   -----------    -----------  -------------  ------------   ----------  -----------
BALANCES, JANUARY 1, 2001         $        0 $      7,032  $      717,704 $       33,672 $             $   669,021  $  1,427,429
   Net income                                                                                              192,746       192,746
   Other comprehensive income                                                     42,835                                  42,835
                                                                                                                      -----------
Total comprehensive income                                                                                               235,581
                                                                                                                      -----------
Dividends                                                                                                 (187,633)     (187,633)
Capital contributions adjustment
-
  Parent stock options                                            (12,098)                                               (12,098)
Income tax benefit on stock
   Compensation                                                     7,195                                                  7,195
                                   ----------   -----------    -----------  -------------  ------------   ----------  -----------
BALANCES, DECEMBER 31, 2001                0        7,032         712,801        76,507                    674,134     1,470,474
                                   ----------   -----------    -----------  -------------  ------------   ----------  -----------
   Net income                                                                                              283,537       283,537
   Other comprehensive income                                                    86,993       (12,884)                    74,109
                                                                                                                      -----------
Total comprehensive income                                                                                               357,646
                                                                                                                      -----------
Dividends                                                                                                 (170,572)     (170,572)
Income tax benefit on stock
   Compensation                                                     6,908                                                  6,908
                                   ----------   -----------    -----------  -------------  ------------   ----------  -----------
BALANCES, DECEMBER 31, 2002                0        7,032         719,709       163,500       (12,884)     787,099     1,664,456
                                   ----------   -----------    -----------  -------------  ------------   ----------  -----------
   Net income                                                                                              318,021       318,021
   Other comprehensive income                                                   (26,369)         3,573                   (22,796)
                                                                                                                      -----------
Total comprehensive income                                                                                               295,225
                                                                                                                      -----------
Dividends                                                                                                   (75,711)     (75,711)
Income tax benefit on stock
   compensation                                                     2,656                                                  2,656
                                   ----------   -----------    -----------  -------------  ------------   ----------  -----------
BALANCES, DECEMBER 31, 2003       $        0 $      7,032  $      722,365 $     137,131  $     (9,311)    1,029,409 $  1,886,626
                                   ==========   ===========    ===========  =============  ============   ==========  ===========



GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001

==============================================================================================
(Dollars in Thousands)

                                                       2003            2002            2001
                                                   --------------  -------------   -------------
OPERATING ACTIVITIES:
  Net income                                     $     318,021   $     283,537  $      192,746
  Adjustments to reconcile net income to net
    cash provided by operating activities:
      Earnings allocated to participating
        policyholders                                    1,159           7,790           2,182
      Amortization of investments                      (64,126)        (76,002)        (82,955)
      Net realized gains on investments                (39,560)        (41,626)        (46,825)
      Depreciation and amortization (including
        goodwill impairment in 2001)                    59,375          37,639          62,101
      Deferred income taxes                            (19,561)          3,993         (41,993)
      Stock compensation adjustment                                                    (12,098)
  Changes in assets and liabilities, net of effects from acquisitions:

      Policy benefit liabilities                       516,019         622,854         334,025
      Reinsurance receivable                           (13,064)         41,199         (48,384)
      Receivables                                      (23,724)         89,686         153,350
      Bank overdrafts                                   32,068         (41,901)        (29,121)
      Other, net                                       (26,405)       (159,562)        157,228
                                                   --------------  -------------   -------------
        Net cash provided by operating           $     740,202   $     767,607  $      640,256
        activities
                                                   --------------  -------------   -------------


                                                                                   (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001
(Dollars in Thousands)
================================================================================================
================================================================================================

                                                        2003           2002            2001
                                                   --------------- -------------   -------------
                                                   --------------- -------------   -------------

INVESTING ACTIVITIES:
  Proceeds from sales, maturities and
    redemptions of investments:
    Fixed maturities available-for-sale:
           Sales                                 $   7,852,152       5,729,919  $    5,201,692
           Maturities and redemptions                6,033,863       1,456,176       1,244,547
    Mortgage loans                                     188,341         210,224         224,810
    Real estate                                          3,012           3,570
    Equity investments                                  86,908           2,798          38,331

  Purchases of investments:

    Fixed maturities available-for -sale           (14,265,107)     (7,369,364)     (6,878,213)
    Mortgage loans                                      (5,500)
    Real estate                                         (6,190)         (2,768)         (3,124)
    Equity investments                                (369,650)        (29,690)        (27,777)
    Corporate owned life insurance                                                    (100,000)
  Other, net                                            96,155         (77,769)         95,808
  Acquisitions, net of cash acquired                  (128,636)
=================================================  --------------- -------------   -------------
          Net cash used in investing activities  $    (514,652)        (76,904) $     (203,926)
                                                   --------------- -------------   -------------
                                                   --------------- -------------   -------------

================================================================================================





                                                                          (Continued)

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001,
==============================================================================================
(Dollars in Thousands)

                                                      2003            2002            2001
                                                  --------------  --------------  --------------
                                                                  --------------  --------------
FINANCING ACTIVITIES:
  Contract withdrawals, net of deposits         $    (180,346)  $    (599,724)  $    (483,285)
  Due to GWL                                           (6,341)         (8,033)         (1,207)
  Due to GWL&A Financial                                4,275         (43,415)         45,245
  Dividends paid                                      (75,711)       (170,572)       (187,633)
  Net commercial paper repayments                        (213)           (401)           (585)
  Net repurchase agreements borrowings                 66,515          72,311         250,889
                                                                  --------------
                                                  --------------  --------------  --------------
     Net cash used in financing activities           (191,821)       (749,834)       (376,576)
                                                  --------------  --------------  --------------

NET INCREASE (DECREASE)  IN CASH                       33,729         (59,131)         59,754

CASH, BEGINNING OF YEAR                               154,600         213,731         153,977
                                                  --------------  --------------  --------------

CASH, END OF YEAR                               $     188,329   $     154,600   $     213,731
                                                  ==============  ==============  ==============
                                                  ==============  ==============  ==============

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION
  Cash paid during the year for:

    Income taxes                                $     144,273   $     164,863   $      59,895
    Interest                                           16,155          16,697          17,529

Non-cash financing activity:
  Effect on capital - Parent stock options                                            (12,098)


See notes to consolidated financial statements.

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2003, 2002, AND 2001
================================================================================
(Amounts in Thousands, except Share Amounts)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      Organization - Great-West Life & Annuity Insurance Company (the Company) is a direct wholly-owned subsidiary of GWL&A Financial Inc. (GWL&A Financial), a holding company formed in 1998. GWL&A Financial is an indirect wholly-owned subsidiary of Great-West Lifeco, Inc. (Lifeco or the Parent). The Company offers a wide range of life insurance, health insurance, and retirement and investment products to individuals, businesses, and other private and public organizations throughout the United States. The Company is an insurance company domiciled in the State of Colorado, and is subject to regulation by the Colorado Division of Insurance.

      Basis of Presentation - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates are required to account for policy reserves, allowances for credit losses, deferred policy acquisition costs, and valuation of privately placed fixed maturities. Actual results could differ from those estimates. The consolidated financial statements include the accounts of the Company and its subsidiaries. All material inter-company transactions and balances have been eliminated in consolidation.

      Certain reclassifications have been made to the 2002 and 2001 financial statements and related footnotes to conform to the 2003 presentation. These changes in classification had no effect on previously reported stockholder's equity or net income.

      Investments - Investments are reported as follows:

      1. Management has classified its fixed maturities as available for sale and carries them at fair value with the net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity.

           Premiums and discounts are recognized as a component of net investment income using the effective interest method. Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains/(losses) on investments.

      2. Mortgage loans on real estate are carried at their unpaid balances adjusted for any unamortized premiums or discounts and any allowances for uncollectible accounts. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to net investment income using the effective interest method. Accrual of interest is discontinued on any impaired loans where collection of interest is doubtful.

           The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on its impaired loans. Management's judgement is based on past loss experience, current and projected economic conditions and extensive situational analysis of each individual loan. The measurement of impaired loans is based on the fair value of the collateral.

      3. Real estate is carried at cost. The carrying value of real estate is subject to periodic evaluation of recoverability.

      4. Equity investments are carried at fair value with net unrealized gains and losses (net of deferred taxes) reported as accumulated other comprehensive income (loss) in stockholder's equity. The Company classifies its equity investments not accounted for under the equity method as available-for-sale. The Company uses the equity method of accounting for investments in which it has more than a minority interest, has influence in the entity's operating and financial policies, but does not have a controlling interest.

      5.   Policy loans are carried at their unpaid balances.

      6. Short-term investments include securities purchased with initial maturities of one year or less and are carried at fair value. The Company considers short-term investments to be available-for-sale.

      7. Gains and losses realized on disposal of investments are determined on a specific identification basis.

      Cash - Cash includes only amounts in demand deposit accounts.

      Internal Use Software - Capitalized internal use software development costs of $68,244 and $55,363 are included in other assets at December 31, 2003 and 2002, respectively. The Company capitalized, net of depreciation, $12,881, $10,448, and $6,896 of internal use software development costs for the years ended December 31, 2003, 2002 and 2001, respectively.

      Deferred Policy Acquisition Costs - Policy acquisition costs, which primarily consist of sales commissions and costs associated with the Company's sales representatives related to the production of new business, have been deferred to the extent recoverable. These costs are variable in nature and are dependent upon sales volume. Deferred costs associated with the annuity products are being amortized over the life of the contracts in proportion to the emergence of gross profits. Retrospective adjustments of these amounts are made when the Company revises its estimates of current or future gross profits. Deferred costs associated with traditional life insurance are amortized over the premium paying period of the related policies in proportion to premium revenues recognized. Amortization of deferred policy acquisition costs totaled $60,288, $38,707 and $44,096, in 2003, 2002 and 2001, respectively.

      Separate Accounts - Separate account assets and related liabilities are carried at fair value. The Company's separate accounts invest in shares of Maxim Series Fund, Inc. and Orchard Series Fund, open-end management investment companies which are affiliates of the Company, shares of other non-affiliated mutual funds, and government and corporate bonds. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and, therefore, are not included in the Company's statements of income. Revenues to the Company from the separate accounts consist of contract maintenance fees, administrative fees and mortality and expense risk charges.

      Life Insurance and Annuity Reserves - Life insurance and annuity policy reserves with life contingencies of $12,111,180 and $8,029,337 at December 31, 2003 and 2002, respectively, are computed on the basis of estimated mortality, investment yield, withdrawals, future maintenance and settlement expenses, and retrospective experience rating premium refunds. Annuity contract reserves without life contingencies of $6,215,416 and $4,152,594 at December 31, 2003 and 2002, respectively, are established at the contractholder's account value.

      Reinsurance - Policy reserves ceded to other insurance companies are carried as reinsurance receivable on the balance sheet. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies (see Note 5).

      Policy and Contract Claims - Policy and contract claims include provisions for reported life and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred and unreported based primarily on prior experience of the Company.

      Participating Fund Account - Participating life and annuity policy reserves are $5,875,033 and $4,947,081 at December 31, 2003 and 2002,
      respectively. Participating business approximates 34.3%, 24.8% and 25.8% of the Company's ordinary life insurance in force and 66.4%, 80.2% and 85.4% of ordinary life insurance premium income for the years ended December 31, 2003, 2002 and 2001, respectively.

      The amount of dividends to be paid from undistributed earnings on participating business is determined annually by the Board of Directors. Earnings allocable to participating policyholders are consistent with established Company practice.

      The Company has established a Participating Policyholder Experience Account (PPEA) for the benefit of all participating policyholders which is included in the accompanying consolidated balance sheets. Earnings associated with the operation of the PPEA are credited to the benefit of all participating policyholders. In the event that the assets of the PPEA are insufficient to provide contractually guaranteed benefits, the Company must provide such benefits from its general assets.

      The Company has also established a Participation Fund Account (PFA) for the benefit of the participating policyholders previously transferred to the Company from The Great-West Life Assurance Company (GWL) under an assumption reinsurance transaction. The PFA is part of the PPEA. Earnings derived from the operation of the PFA, net of a management fee paid to the Company, accrue solely for the benefit of the transferred participating policyholders.

      Repurchase Agreements and Securities Lending - The Company enters into repurchase agreements with third-party broker/dealers in which it sells securities and agrees to repurchase substantially similar securities at a specified date and price. Such agreements are accounted for as collateralized borrowings. Interest expense on repurchase agreements is recorded at the coupon interest rate on the underlying securities. The repurchase fee is amortized over the term of the related agreement and recognized as an adjustment to net investment income.

      The Company receives collateral for lending securities that are held as part of its investment portfolio. The Company requires collateral in an amount greater than or equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned. Such collateral is used to replace the securities loaned in event of default by the borrower. The Company's securitized lending transactions are accounted for as collateralized borrowings.

      Derivatives - The Company makes limited use of derivative financial instruments to manage interest rate, market, and foreign exchange risk associated with invested assets. Derivatives are not used for speculative purposes. The Company controls the credit risk of its financial contracts through credit approvals, limits, and monitoring procedures. As the Company generally enters into derivative transactions only with high quality institutions, no losses associated with non-performance on derivative financial instruments have occurred or are expected to occur. Derivative instruments typically used consist of interest rate swap agreements, credit default swaps, interest rate floors and caps, foreign currency exchange contracts, options and interest rate futures.

      Interest rate swap agreements are used to convert the interest rate on certain debt securities from a floating rate to a fixed rate or vice versa, to convert from a fixed rate to a floating rate. Credit default swaps may be used in conjunction with another purchased security to reproduce the investment characteristics of a cash investment in the same credit. Interest rate floors and caps are interest rate protection instruments that require the payment by a counter party to the Company of an interest rate differential only if interest rates fall or rise to certain levels. The differential represents the difference between current interest rates and an agreed upon rate, the strike rate, applied to a notional principal amount. Foreign currency exchange contracts are used to hedge the foreign exchange rate risk associated with bonds denominated in other than U.S. dollars. Written call options are used in conjunction with interest rate swap agreements to effectively convert convertible, fixed rate bonds to non-convertible variable rate bonds as part of the Company's overall asset/liability matching program. Purchased put options are used to protect against significant drops in equity markets. Interest rate futures are used to hedge the interest rate risks of forecasted acquisitions of fixed rate fixed maturity investments.

      The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions, are a combination of a derivative and a cash security to synthetically create a third replicated security. As of December 31, 2003, the Company has one such security that has been created through the combination of a credit default swap and U.S. Government Agency security. These derivatives do not qualify as hedges and therefore, changes in fair value are recorded in earnings.

      Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133), as amended by FASB Statement No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities." The adoption of SFAS 133 resulted in an approximate $1,000 after-tax increase to accumulated comprehensive income, which has been included in the 2001 change in other comprehensive income in the Statement of Stockholder's Equity.

      The Statements, as subsequently amended by SFAS 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", require all derivatives, whether designated in hedging relationships or not, to be recorded on the balance sheet at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and of the hedged item attributable to the hedged risk are recognized in earnings. If the derivative is designated as a cash flow hedge, the effective portions of the changes in the fair value of the derivative are recorded in accumulated other comprehensive income and are recognized in the income statement when the hedged item affects earnings. Ineffective portions of changes in the fair value of cash flow hedges and changes in fair value of derivatives not qualifying for hedge accounting are recognized in net investment income.

      The Company occasionally purchases a financial instrument that contains a derivative instrument that is "embedded" in the financial instrument. Upon purchasing the instrument, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e, the host contract) and whether a separate instrument with the same terms as the embedded instrument could meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in earnings.

      Hedge ineffectiveness of $125 and $177, determined in accordance with SFAS No. 133, was recorded as a decrease to net investment income for the years ended December 31, 2003 and 2002, respectively.

      Derivative gains and losses included in accumulated other comprehensive income (OCI) are reclassified into earnings at the time interest income is recognized. Derivative gains of $1,024 and $563 were reclassified to net investment income in 2003 and 2002, respectively. The Company estimates that $975 of net derivative gains included in OCI will be reclassified into net investment income within the next twelve months.

      Recognition of Premium and Fee Income and Benefits and Expenses - Life insurance premiums are recognized when due. Annuity premiums with life contingencies are recognized as received. Accident and health premiums are earned on a monthly pro rata basis. Revenues for annuity and other contracts without significant life contingencies consist of contract charges for the cost of insurance, contract administration, and surrender fees that have been assessed against the contract account balance during the period and are recognized when earned. Fee income is derived primarily from contracts for claim processing or other administrative services related to uninsured business and from assets under management. Fees from contracts for claim processing or other administrative services are recorded as the services are provided. Fees from assets under management, which consist of contract maintenance fees, administration fees and mortality and expense risk charges, are recognized when due. Benefits and expenses on policies with life contingencies are associated with earned premiums so as to result in recognition of profits over the life of the contracts. This association is accomplished by means of the provision for future policy benefit reserves. The average crediting rate on annuity products was approximately 5.2%, 5.9%, and 6.1%, in 2003, 2002 and 2001.

      Income Taxes - Income taxes are recorded using the asset and liability approach, which requires, among other provisions, the recognition of deferred tax assets and liabilities for expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, all expected future events (other than the enactments or changes in the tax laws or rules) are considered. Although realization is not assured, management believes it is more likely than not that the deferred tax asset will be realized.

      Stock Options - The Company applies the intrinsic value measurement approach under Accounting Principle Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB No. 25), to stock-based compensation awards to employees, as interpreted by AIN-APB 25 and amended by Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation" (SFAS No. 123) as it relates to accounting for stock options granted by the Parent to employees of the Company (see Note 14).

      Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - FASB has issued Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - A replacement of FASB Statement No. 125" (SFAS No. 140), which revises the standards for accounting for securitizations and other transfers of financial assets and collateral, and requires certain disclosures. SFAS No. 140 was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of SFAS No. 140 did not have a significant effect on the financial position or results of operations of the Company.

      Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets - Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interest in Securitized Financial Assets" (EITF 99-20). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 did not have a material impact on the Company's financial position or results of operations.

      Business Combinations - On June 29, 2001, Statement of Financial Accounting Standards (SFAS) FAS No.141, "Business Combinations" (SFAS No.141) was approved by the FASB. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. The Company implemented SFAS No.141 on July 1, 2001. Adoption of the Statement did not have a material impact on the Company's financial position or results of operations.

      Goodwill and Other Intangible Assets - On June 29, 2001, SFAS No. 142, "Goodwill and Other Intangible Assets" (SFAS No. 142) was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and certain other intangibles from an amortization method to an impairment-only approach. Amortization of goodwill, including goodwill recorded in past business combinations, ceased upon adoption of this statement. The Company implemented SFAS No. 142 on January 1, 2002. Adoption of this Statement did not have a material impact on the Company's financial position or results of operations.

      Selected Loan Loss Allowance Methodology - In July 2001, the Securities and Exchange Commission (SEC) released Staff Accounting Bulletin No. 102, "Selected Loan Loss Allowance Methodology and Documentation Issues" (SAB No. 102). SAB No. 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. Adoption of SAB No. 102 by the Company did not have a material impact on the Company's financial position or results of operations.

      Long Lived Assets - In August 2001, the FASB issued SFAS No.144 "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No.
      144). SFAS No.144 supercedes current accounting guidance relating to impairment of long-lived assets and provides a single accounting methodology for long-lived assets to be disposed of, and also supercedes existing guidance with respect to reporting the effects of the disposal of a business. SFAS No. 144 was adopted January 1, 2002 without a material impact on the Company's financial position or results of operations.

      Technical Corrections - In April 2002, the FASB issued Statement No. 145 "Rescission of FASB Nos. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" (SFAS No. 145). FASB No. 4 required all gains or losses from extinguishment of debt to be classified as extraordinary items net of income taxes. SFAS No. 145 requires that gains and losses from extinguishment of debt be evaluated under the provisions of Accounting Principles Board Opinion No. 30, and be classified as ordinary items unless they are unusual or infrequent or meet the specific criteria for treatment as an extraordinary item. This statement is effective January 1, 2003. The Company does not expect this statement to have a material effect on the Company's financial position or results of operations.

      Costs Associated With Exit or Disposal Activities - In July 2002, the FASB issued Statement No. 146 "Accounting for Costs Associated With Exit or Disposal Activities" (SFAS No. 146). This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This statement requires recognition of a liability for a cost associated with an exit or disposal activity when the liability is incurred, as opposed to when the entity commits to an exit plan under EITF 94-3. SFAS No. 146 is to be applied prospectively to exit or disposal activities initiated after December 31, 2002. The Company does not expect this statement to have a material impact on the Company's financial position or results of operations.

      In November 2002, the FASB issued Interpretation No. 45 (FIN 45), "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" to clarify accounting and disclosure requirements relating to a guarantor's issuance of certain types of guarantees. FIN 45 requires entities to disclose additional information about certain guarantees, or groups of similar guarantees, even if the likelihood of the guarantor's having to make any payments under the guarantee is remote. The disclosure provisions are effective for financial statements for fiscal years ended after December 15, 2002. For certain guarantees, the interpretation also requires that guarantors recognize a liability equal to the fair value of the guarantee upon its issuance. This initial recognition and measurement provision is to be applied only on a prospective basis to guarantees issued or modified after December 31, 2002. In the normal course, the Company may enter into agreements which may contain features which meet the FIN 45 definition of a guarantee, and while the maximum guarantee cannot always be determined, given the nature of the future events which may or may not occur, any such arrangements that were material have been previously disclosed by the Company.

      In January 2004, FASB reissued Interpretation No. 46 (FIN 46), "Consolidation of Variable Interest Entities" as FIN 46R. This Interpretation addresses consolidation by business enterprises of variable interest entities (VIE), which have one or both of the following characteristics: a) insufficient equity investment at risk, or b) insufficient control by equity investors. This guidance, as reissued, is effective for VIEs created after January 31, 2003, and for pre-existing VIEs as of March 31, 2004. In conjunction with the issuance of this guidance, the Company conducted a review of its involvement with VIEs and does not have any investments or ownership in VIEs.

      In December 2002, the FASB issued Statement No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure" (SAFS No. 148). SAFS No. 148 amends the disclosures that a company is required to make in its annual financial statements and requires, for the first time, certain disclosures in interim financial reports. In addition to the disclosures required by SAFS No 123, a company must disclose additional information as part of its Summary of Significant Policies. These disclosures are required regardless of whether a company is using the intrinsic value method under APB No. 25 or the fair value based method under SAFS No. 123 to account for its stock-based employee compensation.

      In April 2003, the FASB issued Statement No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS No. 149). SFAS No. 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. Except for certain implementation guidance that is incorporated in SFAS No. 149 and already effective, SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS No. 149 did not have a material effect on the Company's financial statements.

      In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with characteristics of both Liabilities and Equity" (SFAS No. 150). SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances), many of which were previously classified as equity. The provisions of SFAS No. 150 are effective for financial instruments entered into or modified after May 31, 2003 and with one exception, is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS No. 150 did not have a material effect on the Company's financial statements.

      In July 2003, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." AcSEC developed the SOP to address the evolution of product designs since the issuance of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises," and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." SOP 03-1 provides guidance related to the reporting and disclosure of certain insurance contracts and separate accounts, including guidance for computing reserves for products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB"), and for products with annuitization benefits such as guaranteed minimum income benefits. In addition, SOP 03-1 addresses certain issues related to the presentation and reporting of separate accounts, as well as rules concerning the capitalization and amortization of sales inducements. SOP 03-1 will be effective for the Company's financial statements on January 1, 2004. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial position and results of operations.

2. ACQUISITIONS, DIVESTITURES AND SPECIAL CHARGES

      On July 10, 2003, Lifeco completed its acquisition of Canada Life Financial Corporation (Canada Life). Canada Life is a Canadian based holding company that is the owner of insurance companies with businesses principally in Canada, the United Kingdom, the United States and Ireland. On December 31, 2003 Canada Life sold two direct wholly-owned subsidiaries, Canada Life Insurance Company of New York (CLINY) and Canada Life Insurance Company of America (CLICA) to the Company for cash in the amount of $235 million. These acquisitions have been accounted for as a "reorganization of businesses under common control" and, accordingly the assets and liabilities of CLICA and CLINY were recorded at Lifeco's cost basis, and the results of operations of CLICA and CLINY from July 10, 2003 through December 31, 2003 are included in the Company's financial statements. CLINY and CLICA sell individual and group insurance and annuity products in the United States. Since the time of its acquisition by Lifeco, Canada Life's insurance and annuity businesses in the United States, including that conducted by its U.S. branch, have been managed by the Company whereby it provides certain corporate and operational administrative services for which it receives a fee. In the United States, Canada Life's subsidiary insurance companies' business includes individual and group insurance and annuity products.

      The Company recorded as of December 31, 2003, the following as a result of the acquisition (net of the $235 million purchase price) CLICA and CLINY:

      Assets                                        Liabilities and Stockholder's Equity
      --------------------------------------------  --------------------------------------------
      Fixed maturities           $     1,937,218    Policy reserves          $   2,991,407
      Equity investments                  23,680    Policyholders' funds             2,407
      Mortgage loans                   1,145,494    Policy and contract                899
                                                    claims

      Real estate                            550    Provision for

                                                       policyholders'                2,800
                                                    dividends
      Policy loans                        13,621    Other liabilities              439,439
                                                                               -----------------
      Short-term investments              65,537        Total liabilities        3,436,952
      Cash                              (232,803)
      Investment income                             Accumulated other
         due and accrued                  32,147       comprehensive income        (14,433)
      Other assets                       439,864    Retained earnings                2,789
                                                        Total stockholder's        (11,644)
                                                    equity

                                    --------------                             -----------------
                                 $     3,425,308                             $   3,425,308
                                    ==============                             =================

      The Company's statement of operations for the year ended December 31, 2003 includes the following related to CLICA and CLINY for the period from July 10, 2003 to December 31, 2003:

      Total revenues             $       105,868

      Benefits                            92,193
      Operating expenses                   9,385
                                    --------------
      Total benefits and                 101,578
      expenses

                          Income from operations 4,290

      Income taxes                         1,501
                                    --------------
      Net income                 $         2,789
                                    ==============


      On August 31, 2003, the Company and The Canada Life Assurance Company
      (CLAC), a wholly owned subsidiary of Canada Life, entered into an Indemnity Reinsurance Agreement pursuant to which the Company reinsured 80% (45% coinsurance and 35% coinsurance with funds withheld) of certain United States life, health and annuity business of CLAC's U.S. Branch. The Company recorded $1,427 million in premium income and increase in reserves associated with these policies. The Company recorded, at fair value, the following at August 31, 2003 as a result of this transaction:

      Assets                                        Liabilities and Stockholder's Equity
      --------------------------------------------  ---------------------------------------
      Fixed Maturities           $       635,061    Policy reserves       $    2,926,497
      Mortgage loans                     451,725    Policy and contract           45,229
                                                    claims

      Policy loans                       278,152    Policyholders' funds          65,958
      Reinsurance receivable           1,320,636
      Deferred policy
      acquisition costs acquired         313,364
      Investment income

       due and accrued                    17,280
      Premiums in course of
      collection                          21,466
                                    --------------                           --------------
                                    --------------                           --------------
                                 $     3,037,684                          $    3,037,684
                                    ==============                           ==============

      The reinsurance receivable relates to the amount due the Company for reserves ceded by coinsurance with funds withheld. The Company's return on this reinsurance receivable will be the interest and other investment returns earned net of realized gains and losses on a segregated pool of investments of the CLAC's U.S. branch. Pursuant to an interpretation of SFAS 133, the Company has identified an embedded derivative for the Company's exposure to interest rate and credit risk on the segregated pool of investments. As this embedded derivative does not qualify for hedge accounting the Company's net income increased $5.7 million.

      On July 8, 1998, the Company acquired Alta Health & Life Insurance Company
      (Alta). During 1999 and 2000, the Alta business continued to be run as a free-standing unit but was converted to the Company's system and accounting processes. This conversion program resulted in significant issues related to pricing, underwriting and administration of the Alta business. The Company decided to discontinue writing new Alta business and that all Alta customers will be moved to its contracts over time. All Alta sales and administration staff have become employees of the Company and the underwriting functions are being conducted by its underwriting staff. In the second quarter of 2001, the Company recorded a $127 million special charge ($80.9 million, net of tax) related to its decision to cease marketing the Alta products. The principal components of the charge included $46 million for premium deficiency reserves, $29 million for premium receivables, $28 million for uninsured accident and health plan claim receivables and $24 million for goodwill and other.

3. RELATED-PARTY TRANSACTIONS

      The Company performs administrative services for the U.S. operations of GWL and, beginning in 2003, the U.S. operations of Canada Life. Beginning in 2002, the Company performs investment services for London Reinsurance Group, an indirect subsidiary of GWL. The Company also manages the U.S. businesses of Canada Life, providing administrative and operational services. The following represents revenue from related parties for services provided pursuant to these service agreements. These amounts, in accordance with the terms of the various contracts, are based upon management's best estimate of actual costs incurred and resources expended based upon the number of policies, certificates in force and/or administered assets.

                                                             Years Ended December 31,
                                                    -------------------------------------------
                                                        2003           2002           2001
                                                    -------------  -------------  -------------

     Investment management revenue               $      3,355    $       892    $       186
     Administrative and underwriting revenue            1,859            860          1,043

                                                    -------------  -------------  -------------
                                                    -------------  -------------  -------------
     Total                                       $     5,214     $     1,752    $     1,229
                                                    =============  =============  =============

      At December 31, 2003 and 2002, due to GWL includes $5,612 and $8,503 due on demand and, at each date, $25,338 of a note payable which matures on October 1, 2006. The note may be prepaid in whole or in part at any time without penalty. The issuer may not demand payment before the maturity date. The amounts due on demand to GWL bear interest at the public bond rate (4.59% and 4.75% at December 31, 2003 and 2002, respectively). The note payable bears interest at 5.4%.

      At December 31, 2003 and 2002, due to GWL&A Financial includes $656 and $(3,619) due on demand and, at each date, $175,035 of a subordinated note payable. The note, which was issued in 1999, bear interest and mature on June 30, 2048. Payments of principal and interest under this subordinated note shall be made only with prior written approval of the Commissioner of Insurance of the State of Colorado. Payments of principal and interest on this subordinated note are payable only out of surplus funds of the Company and only at such time as its financial condition is such that at the time of payment of principal or interest, its statutory surplus after the making of any such payment would exceed the greater of $1,500 or 1.25 times the company action level amount as required by the most recent risk based capital calculations. The amounts due on demand to GWL&A Financial bear interest at the public bond rate (4.59% and 4.75% at December 31, 2003 and 2002, respectively). The note payable bears interest at 7.25%.

      Interest expense attributable to these related party obligations was $14,345, $14,976 and $14,732 for the years ended December 31, 2003, 2002 and 2001, respectively.

4. ALLOWANCES ON POLICYHOLDER RECEIVABLES

      Amounts receivable for accident and health plan claims and premiums in the course of collection are generally uncollateralized. Such receivables are from a large number of policyholders dispersed throughout the United States and throughout many industry groups.

      The Company maintains an allowance for credit losses at a level that, in management's opinion, is sufficient to absorb credit losses on amounts receivable related to uninsured accident and health plan claims and premiums in course of collection. Management's judgement is based on past loss experience and current and projected economic conditions.

      Activity in the allowance for amounts receivable related to uninsured accident and health plan claims is as follows:

                                                        2003            2002           2001
                                                    -------------   -------------  -------------
     Balance, beginning of year                   $     42,144   $      53,431   $     34,700
     Amounts acquired by reinsurance                                     6,207
     Provisions charged (reversed) to operations         1,460          (7,544)        50,500
     Amounts written off - net                         (11,275)         (9,950)       (31,769)
                                                    -------------
                                                    -------------   -------------  -------------
     Balance, end of year                         $     32,329   $      42,144   $     53,431
                                                    =============   =============  =============



      Activity in the allowance for premiums in course of collection is as follows:

                                                        2003            2002           2001
                                                    -------------   -------------  -------------

     Balance, beginning of year                   $     12,011   $      22,217   $     18,700
     Amounts acquired by reinsurance                                     1,600
     Provisions charged (reversed) to operations         1,889          (5,729)        29,642
     Amounts written off - net                          (4,132)         (6,077)       (26,125)
                                                    -------------   -------------  -------------
     Balance, end of year                         $      9,768   $      12,011   $     22,217
                                                    =============   =============  =============

5. REINSURANCE

      In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding risks to other insurance enterprises under excess coverage and co-insurance contracts. The Company retains a maximum liability of $1,500 of coverage per individual life.

      In addition to the Indemnity Reinsurance Agreement entered into with CLAC (see Note 2), the Great-West Healthcare division of the Company entered into a reinsurance agreement during 2003 with Allianz Risk Transfer (Bermuda) Limited (Allianz) to cede 90% of direct written group health stop-loss and excess loss activity. This Allianz agreement was retroactive to January 1, 2003. The net cost of the Allianz agreement was charged

      Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2003 and 2002, the reinsurance receivables had carrying values of $1,574,824 and $241,153, respectively.

      The following schedule details life insurance in force and life and accident/health premiums:


                                                                                    Percentage
                                                                                     of Amount
                                         Reinsurance    Reinsurance                   Assumed
                             Direct         Ceded         Assumed         Net          To Net
                          -------------  -------------  ------------- -------------  -----------
     December 31, 2003:
       Life insurance in force:
         Individual     $ 49,590,015   $ 16,483,477   $ 18,054,587   $ 51,161,125      35.3%
         Group            49,150,866         18,941     53,570,393     102,702,318     52.2%
                          -------------  -------------  -------------  -------------
          Total         $ 98,740,881   $ 16,502,418   $ 71,624,979   $ 153,863,442
                          =============  =============  =============  =============

       Premium Income:

         Life insurance $    459,039   $     30,138   $  1,184,332   $  1,613,233      73.4%
                             678,516        423,592        321,996        576,920      55.8%
     Accident/health

                          -------------  -------------  -------------  -------------
          Total         $  1,137,555   $    453,730   $  1,506,328   $  2,190,153
                          =============  =============  =============  =============

     December 31, 2002:
       Life insurance in force:
         Individual     $ 43,324,059   $ 12,786,783   $  7,280,731   $ 37,818,007      19.3%
         Group            51,385,610                     7,186,698     58,572,308      12.3%
                          -------------  -------------  -------------  -------------
          Total         $ 94,709,669   $ 12,786,783   $ 14,467,429   $ 96,390,315
                          =============  =============  =============  =============

       Premium Income:

         Life insurance $    312,388   $     40,582   $     41,245   $    313,051      13.2%
                             728,972         43,047        128,820        814,745      15.8%
     Accident/health

                          -------------  -------------  -------------  -------------
          Total         $  1,041,360   $     83,629   $    170,065   $  1,127,796
                          =============  =============  =============  =============

     December 31, 2001:
       Life insurance in force:
         Individual     $ 43,370,006   $  8,330,282   $  7,399,250   $ 42,438,974      17.4%
         Group            56,650,090                     9,888,796     66,538,886      14.9%
                          -------------  -------------  -------------  -------------
          Total         $ 100,020,096  $  8,330,282   $ 17,288,046   $ 108,977,860
                          =============  =============  =============  =============

       Premium Income:

         Life insurance $    384,688   $     32,820   $     37,442   $    389,310       9.6%
                             830,970         49,001         42,750        824,719       5.2%
     Accident/health

                          -------------  -------------  -------------  -------------
          Total         $  1,215,658   $     81,821   $     80,192   $  1,214,029
                          =============  =============  =============  =============




6.    NET INVESTMENT INCOME AND NET REALIZED GAINS (LOSSES) ON INVESTMENTS

      Net investment income is summarized as follows:

                                                             Years Ended December 31,
                                                    -------------------------------------------
                                                        2003           2002           2001
                                                    -------------  -------------  -------------
     Investment income:
       Fixed maturities and short-term           $     697,209   $    673,825   $    693,573
         investments
       Equity investments                                4,703          3,272          4,882
       Mortgage loans on real estate                    84,532         48,625         69,237
       Real estate                                       1,434          2,815          1,113
       Policy loans                                    195,633        209,608        200,533
       Other                                            37,254          5,236          3,766
                                                    -------------  -------------  -------------
                                                     1,020,765        943,381        973,104
     Investment expenses, including interest on
       amounts charged by the related parties
       of  $14,345, $14,976 and $14,732                 32,365         24,016         38,348
                                                    -------------  -------------  -------------
     Net investment income                       $     988,400   $    919,365   $    934,756
                                                    =============  =============  =============

      Net realized gains (losses) on investments are as follows:

                                                             Years Ended December 31,
                                                    -------------------------------------------
                                                        2003           2002           2001
                                                    -------------  -------------  -------------
     Realized gains (losses):

       Fixed maturities                          $      26,621   $     33,455   $     32,116
       Equity investments                                1,013          1,639         13,052
       Mortgage loans on real estate                     3,159          1,493          1,657
       Real estate                                        (248)
       Provisions                                        9,015          5,039
                                                    -------------
                                                    -------------  -------------  -------------
     Net realized gains on investments           $      39,560   $     41,626   $     46,825
                                                    =============  =============  =============


7. SUMMARY OF INVESTMENTS

      Fixed maturities owned at December 31, 2003 are summarized as follows:

                                               Gross        Gross      Estimated
                                Amortized    Unrealized   Unrealized      Fair       Carrying
                                  Cost         Gains        Losses       Value        Value
     ------------------------   ----------   ----------   -----------  -----------  -----------
     U.S. Government CMO     $  1,112,972 $    27,273  $     1,992   $ 1,138,253  $ 1,138,253
     U.S. Government ABS         461,185       21,490          232       482,443      482,443
     U.S. Government MBS         520,629        5,521          123       526,027      526,027
     U.S. Government Other      1,052,061      17,747       17,981     1,051,827    1,051,827
     Credit tenant loans         128,931       11,717          265       140,383      140,383
     State and                  1,133,234      79,323        4,204     1,208,353    1,208,353
     municipalities
     Foreign government           58,211        1,191          940        58,462       58,462
     Corporate bonds            4,107,100     238,908       84,306     4,261,702    4,261,702
     Mortgage backed
       securities - CMO          353,750       15,914        1,315       368,349      368,349
     Public utilities           1,156,156      61,015       20,248     1,196,923    1,196,923
     Asset backed securities    2,272,648      64,538       33,751     2,303,435    2,303,435
     Derivatives                   1,838                     3,805        (1,967)      (1,967)
     Collateralized mortgage
       obligation                398,899        3,605          130       402,374      402,374
                                ----------   ----------   -----------  -----------  -----------
                             $  12,757,614$   548,242  $   169,292   $ 13,136,564 $ 13,136,564
                                ==========   ==========   ===========  ===========  ===========



      Fixed maturities owned at December 31, 2002 are summarized as follows:

                                               Gross        Gross      Estimated
                                Amortized    Unrealized   Unrealized      Fair       Carrying
                                  Cost         Gains        Losses       Value        Value
     ------------------------   ----------   ----------   -----------  -----------  -----------
     U.S. Government CMO     $  1,304,614 $    43,929  $             $ 1,348,543  $ 1,348,543
     U.S. Government ABS         491,183       16,310        1,785       505,708      505,708
     U.S. Government MBS         385,764        5,957          149       391,572      391,572
     U.S. Government Other       445,281       19,589            4       464,866      464,866
     Credit tenant loans         104,648       11,081                    115,729      115,729
     State and                  1,019,049     100,256          194     1,119,111    1,119,111
     municipalities
     Foreign government           42,182        1,038           61        43,159       43,159
     Corporate bonds            2,771,977     182,787       53,534     2,901,230    2,901,230
     Mortgage backed
       Securities - CMO           96,776       16,170           18       112,928      112,928
     Public utilities            698,365       44,334       11,369       731,330      731,330
     Asset backed securities    2,138,025      86,261       27,089     2,197,197    2,197,197
     Derivatives                  (3,422)      15,343                     11,921       11,921
     Collateralized mortgage
       obligation                416,220       11,638                    427,858      427,858
                                ----------   ----------   -----------  -----------  -----------
                             $  9,910,662 $   554,693  $    94,203   $ 10,371,152 $ 10,371,152
                                ==========   ==========   ===========  ===========  ===========

      The collateralized mortgage obligations consist primarily of sequential and planned amortization classes with final stated maturities of two to thirty years and expected average lives of less than one to fifteen years. Prepayments on all mortgage-backed securities are monitored monthly and amortization of the premium and/or the accretion of the discount associated with the purchase of such securities are adjusted by such prepayments.

      See Note 9 for additional information on policies regarding estimated fair value of fixed maturities.

      The amortized cost and estimated fair value of fixed maturity investments at December 31, 2003, by projected maturity, are shown below. Actual maturities will likely differ from these projections because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized       Estimated
                                                 Cost         Fair Value

                                             --------------  --------------
     Due in one year or less              $       684,947  $      710,287
     Due after one year through five            3,351,405       3,495,805
     years
     Due after five years through ten           1,660,758       1,743,056
     years
     Due after ten years                        1,940,424       1,966,535
     Mortgage backed securities                 2,386,248       2,435,003
     Asset backed securities                    2,733,832       2,785,878
                                             --------------  --------------
                                          $    12,757,614  $   13,136,564
                                             ==============  ==============

      Proceeds from sales of securities available-for-sale were $7,852,152, $5,729,919, and $5,201,692 during 2003, 2002 and 2001, respectively. The realized gains on such sales totaled $72,815, $45,315 and $42,299 for 2003, 2002 and 2001, respectively. The realized losses totaled $43,214, $10,410, and $10,186 for 2003, 2002 and 2001, respectively.

      At December 31, 2003 and 2002, pursuant to fully collateralized securities lending arrangements, the Company had loaned $193,200 and $284,990 of fixed maturities, respectively.

      The Company makes limited use of derivative financial instruments to manage interest rate, market, credit and foreign exchange risk.

      The following tables summarize the derivative financial instruments:

                                   Notional             Strike/Swap
     December 31, 2003              Amount                 Rate                   Maturity
     --------------------------  -------------  ----------------------------  -----------------
     Interest Rate Caps        $     617,000          7.91% - 11.65%           02/04 - 01/05
     Interest Rate Swaps             331,334           1.03% - 4.50%           01/04 - 11/09
     Credit Default Swaps            171,310                N/A                10/05 - 11/07
     Foreign Currency
       Exchange Contracts             27,585                N/A                06/05 - 11/06
     Options  Calls                   92,700              Various               05/04 -03/07
              Puts                    15,000              Various              03/07 - 03/07
     Total Return Swap -
     Receivable for
     Coinsurance with Funds        1,309,160             Variable              Indeterminate
     Withheld


                                   Notional            Strike/Swap
     December 31, 2002              Amount                Rate                  Maturity
     --------------------------  -------------  --------------------------  ------------------
     Interest Rate Caps        $   1,122,000         7.64% - 11.65%           02/03 - 01/05
     Interest Rate Swaps             400,188          1.26% - 4.75%           02/03 - 11/09
     Credit Default Swaps            128,157               N/A                02/03 - 11/07
     Foreign Currency
       Exchange Contracts             27,585               N/A                06/05 - 11/06
     Options  Calls                  191,200             Various              05/04 - 06/07
              Puts                    15,000             Various              03/07 - 03/07

      The following is information with respect to impaired mortgage loans:
                                                                    2003             2002
                                                                --------------   --------------
                                                                --------------   --------------
     Loans, net of related allowance for credit losses of
       $19,542 and $20,917                                    $        7,680  $         8,200
     Loans with no related allowance for credit losses                                  2,638
     Average balance of impaired loans during the year                29,633           31,243
     Interest income recognized (while impaired)                       1,350            2,007
     Interest income received and recorded (while impaired)
       using the cash basis method of recognition                      1,405            2,249

      As part of an active loan management policy and in the interest of maximizing the future return of each individual loan, the Company may from time to time modify the original terms of certain loans. These restructured loans, all performing in accordance with their modified terms, aggregated $34,880 and $40,302 at December 31, 2003 and 2002, respectively.

      The following table presents changes in the allowance for credit losses:

                                                        2003           2002           2001
                                                    -------------  -------------  -------------
                                                                   -------------

     Balance, beginning of year                  $      55,654   $     57,654   $     61,242
     Provision (credits)                                (9,817)        (3,588)
     Charge-offs                                       (15,766)          (139)        (3,588)
     Recoveries                                          1,818          1,727
                                                                   -------------
                                                    -------------  -------------  -------------
     Balance, end of year                        $      31,889   $     55,654   $     57,654
                                                    =============  =============--=============

      The carrying value of the Company's equity investments was $427,810 and $90,188 at December 31, 2003 and 2002, respectively. At December 31, 2003, the Company has invested $130,473 in an exchange-traded fund which invests in corporate debt securities. Upon redemption of the equity ownership, the Company has the option of receiving the debt securities or the redemption value of the investment. At December 31, 2003, the Company has invested $216,610 in limited partnerships and limited liability corporations .

      The Company makes commitments to fund partnership interests in the normal course of its business. The amounts of unfunded commitments at December 31, 2003 and 2002 were $128,341 and $16,689, respectively.

8. COMMERCIAL PAPER

      The Company has a commercial paper program that is partially supported by a $50,000 standby letter-of-credit. At December 31, 2003, commercial paper outstanding in the amount of $96,432 had maturities ranging from 9 to 86 days and interest rates ranging from 1.18% to 1.2%. At December 31, 2002, commercial paper outstanding in the amount of $96,645 had maturities from 3 to 66 days and interest rates ranging from 1.40% to 1.88%.

9. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

                                                           December 31,
                                     ----------------------------------------------------------
                                                2003                          2002
                                     ----------------------------  ----------------------------
                                       Carrying      Estimated       Carrying      Estimated
                                        Amount       Fair Value       Amount       Fair Value
                                     -------------  -------------  -------------  -------------
     ASSETS:

        Fixed maturities and
          short-term investments  $   13,988,762  $ 13,988,762   $  11,080,956  $ 11,080,956
        Mortgage loans on real
          estate                       1,885,812     1,871,373         417,412       429,907
        Policy loans                   3,389,534     3,389,534       2,964,030     2,964,030
        Equity investments               427,810       427,810          90,188        90,188
        Reinsurance receivables        1,574,824     1,574,824         241,153       241,153

     LIABILITIES:

        Annuity contract reserves

          without life                 6,552,507     6,640,677       4,152,594     4,228,080
     contingencies

        Policyholders' funds             368,076       368,076         299,730       299,730
        Due to GWL                        30,950        32,591          33,841        35,316
        Due to GWL&A Financial           175,691       178,421         171,416       173,376
        Commercial paper                  96,432        96,432          96,645        96,645
        Repurchase agreements            389,715       389,715         323,200       323,200

      The estimated fair values of financial instruments have been determined using available information and appropriate valuation methodologies. However, considerable judgement is required to interpret market data to develop estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

      The estimated fair value of fixed maturities and equity investments that are publicly traded are obtained from an independent pricing service. To determine fair value for fixed maturities and equity investments not actively traded, the Company utilizes discounted cash flows calculated at current market rates on investments of similar quality and term. Fair values of derivatives in the amounts of $(1,967) and $11,921 at December 31, 2003 and 2002, respectively, consisting principally of interest rate swaps, are included in fixed maturities.

      Mortgage loan fair value estimates generally are based on discounted cash flows. A discount rate "matrix" is incorporated whereby the discount rate used in valuing a specific mortgage generally corresponds to that mortgage's remaining term and credit quality. The rates selected for inclusion in the discount rate "matrix" reflect rates that the Company would quote if placing loans representative in size and quality to those currently in the portfolio.

      Policy loans accrue interest generally at variable rates with no fixed maturity dates and therefore, estimated fair value approximates carrying value.

      The estimated fair value and carrying amount of reinsurance receivables includes $20,416 representing the estimated fair value of the total return swap, which is an embedded derivative associated with the Company's reinsurance receivable under its coinsurance with funds withheld agreement with the U.S. branch of CLAC. Valuation of the total return swap is based on the estimated fair value of the segregated pool of assets from which the Company derives its return on the reinsurance receivable.

      The estimated fair value of annuity contract reserves without life contingencies is estimated by discounting the cash flows to maturity of the contracts utilizing current crediting rates for similar products.

      The estimated fair value of policyholders' funds is the same as the carrying amount as the Company can change the crediting rates with 30 days notice.

      The estimated fair value of due to GWL is based on discounted cash flows at current market rates on high quality investments.

      The fair value of due to GWL&A Financial reflects the last trading price of the subordinated notes in the public market at December 31, 2003.

      The carrying value of repurchase agreements and commercial paper is a reasonable estimate of fair value due to the short-term nature of the liabilities.

      The estimated fair value of over-the-counter derivatives, primarily consisting of interest rate swaps which are held for other than trading purposes, is the estimated amount the Company would receive or pay to terminate the agreement at each year-end, taking into consideration current interest rates and other relevant factors. Included in fixed maturities are derivative financial instruments with a net liability position of $1,967 in 2003 and a net asset position of $11,921 in 2002. Included in the net asset position for foreign currency exchange contracts are $7,464 and $2,518 of liabilities in 2003 and 2002, respectively.

10. EMPLOYEE BENEFIT PLANS

      The following table summarizes changes for the years ended December 31, 2003, 2002 and 2001 in the benefit obligations and in plan assets for the Company's defined benefit pension plan and post-retirement medical plan.

                                                                         Post-Retirement
                                         Pension Benefits                 Medical Plan
                                    ----------------------------   ----------------------------
                                     2003      2002      2001       2003      2002      2001
                                    --------  --------  --------   -------   --------  --------
     Change in projected benefit
     obligation
     Benefit obligation at        $ 186,047 $ 150,521 $ 140,563 $  31,242 $  57,861  $ 33,018
     beginning of year
     Service cost                    8,269     8,977     8,093     2,046     3,516     3,331
     Interest cost                  12,275    11,407     9,718     2,269     3,138     3,303
     Acquisition of new employees                                                      7,823
     Amendments                                  827                         (22,529)
     Actuarial (gain) loss          12,746    20,679    (2,640)    9,614     (9,814)   11,401
     Benefits paid                  (6,374)   (6,364)   (5,213)    (1,066)    (930)    (1,015)
                                    --------  --------  --------   -------   --------  --------
                                    --------  --------  --------   -------   --------  --------
     Benefit obligation at end    $ 212,963 $ 186,047 $ 150,521 $  44,105 $  31,242  $ 57,861
     of year
                                    ========  ========  ========   =======   ========  ========


     Change in plan assets

     Fair value of plan assets
     at
       Beginning of year          $ 163,316 $ 187,661 $ 193,511 $         $          $
     Actual return on plan assets   32,377    (17,981)    (637)
     Benefits paid                  (6,374)   (6,364)   (5,213)
                                    --------  --------  --------   -------   --------  --------
     Fair value of plan assets      189,319   163,316   187,661
     at end of year
                                    --------  --------  --------   -------   --------  --------

     Funded (unfunded) status       (23,643)  (22,730)  37,140     (44,105)  (31,242)  (57,861)
     Unrecognized net actuarial     41,777    51,943    (1,499)    13,715    4,361     14,659
     (gain) loss
     Unrecognized prior service      2,095     2,727     2,533     (8,679)   (9,392)   9,326
     cost
     Unrecognized net obligation
     or (asset)
       at transition                (12,113)  (13,627)  (15,142)                       12,120
     Acquisition of GenAm                                                              (7,823)
     employees
                                    --------  --------  --------   -------   --------  --------
     Prepaid (accrued) benefit       8,116    18,313    23,032     (39,069)  (36,273)  (29,579)
     cost
     Additional minimum liability   (16,419)  (22,549)
                                    --------  --------  --------   -------   --------  --------
     Prepaid benefit cost/

       (accrued benefit             (8,303)   (4,236)   23,032     (39,069)  (36,273)  (29,579)
     liability)
     Intangible asset                2,095     2,727
     Accumulated other
     comprehensive
       income adjustments           14,324    19,822
                                    --------  --------  --------   -------   --------  --------
     Net amount recognized        $  8,116  $ 18,313  $ 23,032  $  (39,069$  (36,273)$ (29,579)
                                    ========  ========  ========   =======   ========  ========
     Increase (decrease) in
     minimum

       liability included in
     other

       Comprehensive income       $  3,573  $ (12,884)$         $         $          $

     Late last year Congress passed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 which made significant changes to the federal Medicare Program. The Act provides for drug benefits under a new Medicare Part D program. Employers such as the Company who provide drug benefits for post-65 retirees are expected to make use of the subsidies inherent in this new program.

     The measurement of the accumulated post-retirement benefit obligation
     (APBO) and the net post-retirement benefit cost included these financial statements do not reflect the effects that this legislation may have on the plan. Authoritative guidance on the accounting for this issue is currently pending and when issued, could require the Company to revise previously reported information.

     The accumulated benefit obligation for all defined benefit pension plans was $197.6 million and $167.5 million at December 31, 2003 and 2002, respectively.

                                                                         Post-Retirement
                                         Pension Benefits                 Medical Plan
                                    ----------------------------   ----------------------------
                                     2003      2002      2001       2003      2002      2001
                                    --------  --------  --------   -------   --------  --------
     Components of net periodic
     benefit cost
     Service cost                 $  8,269     8,977  $  8,093  $  2,046  $  3,516   $ 3,331
     Interest cost                  12,275    11,406     9,718     2,269     3,138     3,303
     Expected return on plan        (12,954)  (14,782)  (15,276)
     assets
     Amortization of transition     (1,514)   (1,514)   (1,514)                808       808
     obligation
     Amortization of
     unrecognized prior
       service cost                    632       632       541      (713)      161       645
     Amortization of unrecognized

       prior service cost - GenAm                                                       (484)
     Amortization of gain from
     earlier

       periods                       3,489                (467)      261                 172
                                    --------  --------  --------   -------   --------  --------
     Net periodic (benefit) cost  $ 10,197     4,719  $  1,095  $  3,863  $  7,623   $ 7,775
                                    ========  ========  ========   =======   ========  ========

     Weighted-average

     assumptions as

     of December 31

     Discount rate                    6.25%     6.75%     7.25%      6.25%     6.75%     7.25%
     Expected return on plan          8.00%     8.00%     8.00%
     assets

     Rate of compensation            3.44%     3.92%      4.00%    3.44%       3.92%     4.00%
     increase

      The Company-sponsored post-retirement medical plan (medical plan) provides health benefits to retired employees. The medical plan is contributory and contains other cost sharing features, which may be adjusted annually for the expected general inflation rate. The Company's policy is to fund the cost of the medical plan benefits in amounts determined at the discretion of management. The Company made no contributions to this plan in 2003, 2002 or 2001.

      Assumed health care cost trend rates have a significant effect on the amounts reported for the medical plan. For measurement purposes, a 10% annual rate of increase in the per capita cost of covered health care benefits was assumed and that the rate would gradually decrease to a level of 5.25% by 2014. Additionally, it was assumed that the Company's cost for retirees eligible for health care benefits under Medicare would be limited to an increase of 3% starting in 2003, due to a plan change. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                            1-Percentage        1-Percentage
                                                               Point               Point
                                                              Increase            Decrease
                                                          -----------------   -----------------
     Increase (decrease) on total of service and
       interest cost on components                     $            428    $           (367)
     Increase (decrease) on post-retirement benefit
       obligation                                                 3,157              (2,612)

      The Company's pension plan assets are invested as follows:

                                                               Plan Assets at December 31
                                                          -------------------------------------
                                                                2003                2002
                                                          -----------------   -----------------
     Asset Category

     Equity securities                                               61%                 55%
     Debt securities                                                 25%                 36%
     Real estate                                                      0%                  0%
     Other                                                           14%                  9%
                                                          -----------------   -----------------
                                                          -----------------   -----------------
         Total                                                      100%                100%
                                                          =================   =================






      The Company's target allocation for invested plan assets at December 31, 2004 is as follows:

     Asset Category

     Equity securities                                               60%
     Debt securities                                                 30%
     Real estate                                                      0%
     Other                                                           10%
                                                          -----------------
                                                          -----------------
         Total                                                      100%
                                                          =================

      The Company expects to contribute $4,800 to its pension plan and $1,300 to its other post-retirement benefit plan in 2004.

      The discount rate has been set based on the rates of return on high-quality fixed-income investments currently available and expected to be available during the period the benefits will be paid. In particular, the yields on bonds rated AA or better on the measurement date have been used to set the discount rate.

      The investment objective is to provide an attractive risk-adjusted return that will ensure the payment of benefits while protecting against the risk of substantial investment losses. Correlations among the asset classes are used to identify an asset mix that the Company believes will provide the most attractive returns. Long-term return forecasts for each asset class using historical data and other qualitative considerations to adjust for projected economic forecasts are used to set the expected rate of return for the entire portfolio.

      The Company sponsors a defined contribution 401(k) retirement plan which provides eligible participants with the opportunity to defer up to 15% of base compensation. The Company matches 50% of the first 5% of participant pre-tax contributions for employees hired before January 1, 1999. For all other employees the Company matches 50% of the first 8% of participant pre-tax contributions. Company contributions for the years ended December 31, 2003, 2002 and 2001 totaled $6,646, $7,257 and $7,773, respectively.

      The Company has a deferred compensation plan providing key executives with the opportunity to participate in an unfunded, deferred compensation program. Under the program, participants may defer base compensation and bonuses and earn interest on the amounts deferred. The program is not qualified under Section 401 of the Internal Revenue Code. Participant deferrals, which are reflected in other liabilities, are $21,926 and $20,606 as of December 31, 2003 and 2002, respectively. The participant deferrals earned interest at 6.87% at December 31, 2003, based on the average ten-year composite government securities rate plus 1.5%. The interest expense related to the plan for the years ending December 31, 2003, 2002 and 2001 was $1,449, $1,459 and $1,434, respectively.

      The Company also provides a supplemental executive retirement plan to certain key executives. This plan provides key executives with certain benefits upon retirement, disability, or death based upon total compensation. The Company has purchased individual life insurance policies with respect to each employee covered by this plan. The Company is the owner and beneficiary of the insurance contracts. The expense for this plan for 2003, 2002 and 2001 was $3,123, $2,527 and $2,726, respectively.
      The total liability of $24,942 and $20,037 as of December 31, 2003 and 2002 is included in other liabilities.

11. FEDERAL INCOME TAXES

      The following is a reconciliation between the federal income tax rate and the Company's effective income tax rate:

                                                        2003          2002         2001
                                                     -----------   -----------   ----------
     Federal tax rate                                     35.0  %       35.0  %       35.0 %
     Reduction in tax contingency                         (2.1)         (3.3)
     Investment income not subject to federal tax         (2.1)         (1.3)         (1.7)
     Other, net                                            1.8           1.1          (0.3)
                                                     -----------   -----------   ----------
     Total                                                32.6  %       31.5  %       33.0 %
                                                     ===========   ===========   ==========

      During 2003, the Company reduced its liability for tax contingencies due to the completion of Internal Revenue Service examinations. The amount released was $9,600; however, $5,000 of the release was attributable to participating policyholders and therefore, had no affect on the net income of the Company since that amount was credited to the provision for policyholders' share of earnings on participating business in the accompanying 2003 statement of income.

      The tax effect of temporary differences, which give rise to the deferred tax assets and liabilities, as of December 31, 2003 and 2002 are as follows:

                                                   2003                        2002
                                        ---------------------------  --------------------------
                                         Deferred       Deferred      Deferred      Deferred
                                            Tax           Tax            Tax           Tax
                                           Asset       Liability        Asset       Liability
                                        ------------  -------------  ------------  ------------
     Policyholder reserves            $   219,490                  $   231,679   $
     Deferred policy acquisition                          96,207                       94,018
     costs
     Deferred acquisition cost
       proxy tax                          124,498                      109,779
     Investment assets                                   130,090                      149,958
     Other                                  2,280                                      28,466
                                        ------------  -------------  ------------  ------------
          Total deferred taxes        $   346,268        226,297   $   341,458   $    272,442
                                        ============  =============  ============  ============

      Amounts included for investment assets above include $74,326 and $86,907 related to the unrealized gains on the Company's fixed maturities available-for-sale at December 31, 2003 and 2002, respectively.

      Under pre-1984 life insurance company income tax laws, a portion of a life insurance company's gain from operations was not subject to current income taxation but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account." The aggregate accumulation in the account is $7,742 and the Company does not anticipate any transactions, which would cause any part of the amount to become taxable. Accordingly, no provision has been made for possible future federal income taxes on this accumulation.

12. OTHER COMPREHENSIVE INCOME

      Other comprehensive income for the year ended December 31, 2003 is summarized as follows:

                                                 Before-Tax     Tax (Expense)     Net-of-Tax
                                                   Amount        or Benefit         Amount
                                               ---------------  --------------   --------------
     Unrealized gains on available-for-sale securities:
        Net changes during the year related
     to cash
           flow hedges                       $     (18,159)   $       6,356   $      (11,803)
        Unrealized holding gains (losses)
     arising

           during the period                        12,967           (4,538)           8,429
        Less: reclassification adjustment
     for

           (gains) losses realized in net          (22,824)           7,989          (14,835)
     income

                                               ---------------  --------------   --------------
                                                   (28,016)           9,807          (18,209)
     Reserve and DAC adjustment                    (12,553)           4,393           (8,160)
                                               ---------------  --------------   --------------
                                               ---------------  --------------   --------------
     Net unrealized gains (losses)                 (40,569)          14,200          (26,369)
     Minimum pension liability adjustment            5,498           (1,925)           3,573
                                               ---------------  --------------   --------------
     Other comprehensive income (loss)       $     (35,071)   $      12,275   $      (22,796)
                                               ===============  ==============   ==============

      Other comprehensive income for the year ended December 31, 2002 is summarized as follows:

                                                 Before-Tax     Tax (Expense)     Net-of-Tax
                                                   Amount        or Benefit         Amount
                                               ---------------  --------------   --------------
     Unrealized gains on available-for-sale securities:

        Net changes during the year related
        to cash
           flow hedges                       $      (7,486)   $       2,620   $       (4,866)
        Unrealized holding gains (losses)
        arising
           during the period                       192,079          (67,290)         124,789
        Less:  reclassification adjustment
        for
           (gains) losses realized in net           (8,004)           2,802           (5,202)
        income
                                               ---------------  --------------   --------------
        Net unrealized gains                       176,589          (61,868)         114,721
     Reserve and DAC adjustment                    (42,681)          14,953          (27,728)
                                               ---------------  --------------   --------------
                                               ---------------  --------------   --------------
     Net unrealized gains (losses)           $     133,908    $     (46,915)  $       86,993
     Minimum pension liability adjustment          (19,822)           6,938          (12,884)
                                               ---------------  --------------   --------------
        Other comprehensive income                 114,086          (39,977)          74,109
                                               ===============  ==============   ==============

      Other comprehensive income for the year ended December 31, 2001 is summarized as follows:

                                                 Before-Tax     Tax (Expense)     Net-of-Tax
                                                     Amount        or Benefit         Amount
     ========================================  ---------------  --------------   --------------
     Unrealized gains on available-for-sale
     securities:

        Net changes during the year related
        to cash
           flow hedges                       $      12,637    $      (4,423)  $        8,214

        Unrealized holding gains (losses)
        arising
           during the period                       112,544          (39,397)          73,147
        Less:  reclassification adjustment
        for
           (gains) losses realized in net          (15,912)           5,569          (10,343)
            income
                                               ---------------  --------------   --------------
        Net unrealized gains                       109,269          (38,251)          71,018
     Reserve and DAC adjustment                    (43,358)          15,175          (28,183)
     ========================================  ---------------  --------------   --------------
       Other comprehensive income            $      65,911    $     (23,076)  $       42,835
                                               ===============  ==============   ==============

13. STOCKHOLDER'S EQUITY, DIVIDEND RESTRICTIONS AND OTHER MATTERS

      At December 31, 2003 and 2002, the Company has 1,500 authorized shares each of Series A, Series B, Series C and Series D cumulative preferred stock; and 2,000,000 authorized shares of non-cumulative preferred stock.

      No dividends were paid on preferred stock in 2003, 2002 and 2001. Dividends of $75,711, $170,572 and $187,633, were paid on common stock in 2003, 2002 and 2001, respectively. Dividends are paid as determined by the Board of Directors, subject to restrictions as discussed below. The Company's net income and capital and surplus, as determined in accordance with statutory accounting principles and practices, for December 31 are as follows:

                                                     2003            2002            2001
                                                 --------------  --------------   ------------
                                                 --------------  --------------   ------------
                                                  (Unaudited)
     Net income (loss)                         $     (75,627)  $     205,749   $      266,398
     Capital and surplus                           1,212,548       1,292,292        1,200,372

      In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles (Codification). The Codification, which is intended to standardize accounting and reporting to state insurance departments, was effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Colorado Division of Insurance required adoption of Codification with certain modifications for the preparation of statutory financial statements effective January 1, 2001. The adoption of Codification, as modified by the Colorado Division of Insurance, increased statutory net worth as of January 1, 2001, by approximately $105,760. The modifications adopted by the Colorado Division of Insurance had no effect on statutory net worth.

      The maximum amount of dividends which can be paid to stockholders by insurance companies domiciled in the State of Colorado is subject to restrictions relating to statutory surplus and statutory net gain from operations. Statutory surplus and net losses from operations at December 31, 2003 were $1,212,548 and ($77,158)[Unaudited], respectively. The Company should be able to pay up to $121,255 [Unaudited] of dividends in 2004.

14. STOCK OPTIONS

      The Parent has a stock option plan (the Lifeco plan) that provides for the granting of options on common shares of Lifeco to certain officers and employees of Lifeco and its subsidiaries, including the Company. Options may be awarded with exercise prices not less than the market price on the date of the grant. Termination of employment prior to vesting results in forfeiture of the options. As of December 31, 2003, 2002 and 2001, stock available for award to Company employees under the Lifeco plan aggregated 3,034,344, 3,917,344 and 3,278,331 shares, respectively.

      The Lifeco plan provides for the granting of options with varying terms and vesting requirements. The majority of basic options under the Lifeco plan vest and become exercisable twenty percent per year commencing on the first anniversary of the grant and expire ten years from the date of grant. Other basic options vest and become exercisable one-third per year commencing on various dates from December 31, 2000 to September 30, 2004 and expire ten years from the date of grant. Variable options granted to Company employees totaling 278,000 and 1,832,000 in 1998 and 1997, respectively, became exercisable if certain cumulative financial targets were attained by the end of 2001. A total of 175,511 options vested and became exercisable. The exercise period runs from June 26, 2007. During 2000, the Company determined that it was probable that certain of these options would become exercisable and, accordingly, accrued compensation expense of $15,052 with a corresponding credit to additional paid-in capital as prescribed by AIN-APB 25. During 2001, the Company released $12,098 of this accrual when certain financial targets were not attained.

      Additional variable options granted in 2003, 2001, 2000 and 1998 totaling 100,000, 80,000, 120,000 and 380,000 respectively, become exercisable if certain sales or financial targets are attained. During 2003, 2002 and 2001, 0, 0, and 7,750 of these options vested and accordingly, the Company recognized compensation expense of $0, $0, and $48, respectively. If exercisable, the exercise period expires ten years from the date of grant.

      The following table summarizes the status of, and changes in, Lifeco options granted to Company employees which are outstanding and the weighted-average exercise price (WAEP) for 2003, 2002 and 2001. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:

                                   2003                   2002                    2001
                           ---------------------  ----------------------  ---------------------
                            Options      WAEP      Options       WAEP      Options      WAEP
     --------------------  ----------  ---------  -----------  ---------  ----------   --------
     Outstanding, Jan. 1    4,447,145$   13.66     6,398,149 $   11.66     7,675,551$     9.91
       Granted              1,336,000    27.28       174,500     22.16       947,500     22.28
       Exercised              486,176    10.85     1,359,491      7.16     1,534,568      5.87
       Expired or
         Canceled             980,000    14.07       766,013     11.02       690,334     11.24
                           ----------  ---------  -----------  ---------  ----------   --------
     Outstanding, Dec 31    4,316,969$   21.63     4,447,145 $   13.66     6,398,149$    11.66
                           ==========  =========  ===========  =========  ==========   ========

     Options
       Exercisable

       at year-end          2,237,810$   16.08     2,121,638 $   11.67     2,602,480$     8.08
                           ==========  =========  ===========  =========  ==========   ========

     Weighted average
       Fair value of
       Options granted

       During year       $    7.05              $    7.46               $    7.10
                           ==========             ===========             ==========

      The following table summarizes the range of exercise prices for outstanding Lifeco common stock options granted to Company employees at December 31, 2003:

                                       Outstanding                          Exercisable
     ==================  -----------------------------------------  ----------------------------
                                                        Average                       Average
         Exercise                         Average      Exercise                      Exercise
        Price Range         Options         Life         Price         Options         Price
     ------------------  --------------  -----------  ------------  --------------  ------------
     $6.57 - 8.73            437,500        2.56          6.57          437,500          6.57
     $12.58 - 20.87        1,736,469        5.50         16.62        1,471,436         16.50
     $26.57 - 32.29        2,143,000        8.74         28.77          328,874         26.86


      Of the exercisable Lifeco options, 1,838,810 relate to fixed option grants and 399,000 relate to variable grants.

      Power Financial Corporation (PFC), which is the parent corporation of Lifeco, has a stock option plan (the PFC plan) that provides for the granting of options for common shares of PFC to key employees of PFC and its affiliates. Prior to the creation of the Lifeco plan in 1996, certain officers of the Company participated in the PFC plan in Canada.

      The following table summarizes the status of, and changes in, PFC options granted to Company officers, which remain outstanding and WAEP for 2003, 2002 and 2001. As the options granted relate to Canadian stock, the values, which are presented in U.S. dollars, will fluctuate as a result of exchange rate fluctuations:

                                   2003                    2002                     2001
                           ----------------------  ----------------------   ----------------------
                            Options       WAEP      Options       WAEP       Options       WAEP
                           -----------  ---------  -----------   --------   -----------  ---------
     Outstanding, Jan.1,            0 $    0.00        70,000 $     2.16        70,000 $    2.29
       Exercised                    0      0.00        70,000       2.21
                           -----------  ---------  -----------   --------   -----------  ---------
     Outstanding, Dec               0 $    0.00             0 $     0.00        70,000 $    2.16
     31,
                           ===========  =========  ===========   ========   ===========  =========
     Options exercisable
       at year-end                  0 $    0.00             0 $     0.00        70,000 $    2.16
                           ===========  =========  ===========   ========   ===========  =========

      The Company accounts for stock-based compensation using the intrinsic value method prescribed by APB No. 25 under which compensation expenses for stock options are generally not recognized for stock option awards granted at or above fair market value. Had compensation expense for the Company's stock option plan been determined based upon fair value at the grant dates for awards under the plan in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation", the Company's net income would have been reduced by $3,315, $2,364, and $2,092, in 2003, 2002 and 2001,
      respectively. The fair value of each option grant was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for those options granted in 2003, 2002, and 2001, respectively: dividend yields of 2.81%, 2.453%, and 2.27%, expected volatility of 26.21%, 31.67%, and 28.56%, risk-free interest rates of 4.48%, 5.125%, and 5.30%, and expected lives of 7 years.

15. SEGMENT INFORMATION

      The Company has two reportable segments: Great-West Healthcare (formerly Employee Benefits) and Financial Services. The Great-West Healthcare segment markets group life and health insurance to small and mid-sized corporate employers. The Financial Services segment markets and administers savings products to public and not-for-profit employers, corporations, and individuals and offers life insurance products to individuals and businesses. The Company's reportable segments are strategic business units that offer different products and services. They are managed separately as each segment has unique distribution channels. Prior to 2002, the Great-West Healthcare segment marketed and administered corporate savings products (401(k) plans). In 2002 the Financial Services segment assumed responsibility for these products. The 2001 and 2000 segment information has been reclassified to account for this change.

      The accounting policies of the segments are the same as those described in
      Note 1. The Company evaluates performance based on profit or loss from operations after income taxes.

      The Company's operations are not materially dependent on one or a few customers, brokers or agents.

      Summarized segment financial information for the year ended and as of December 31 was as follows:

      Year ended December 31, 2003

     Operations:                                Great-West        Financial
                                                Healthcare        Services          Total
     ========================================  --------------   --------------  ---------------
     Revenue:
        Premium income                       $     838,194        1,414,703       2,252,897
        Fee income                                 607,369          232,703         840,072
        Net investment income                       72,191          916,209         988,400
        Realized investment gains                   10,340           29,220          39,560
     ========================================  --------------   --------------  ---------------
                                               --------------   --------------  ---------------
     Total revenue                               1,528,094        2,592,835       4,120,929
     ========================================  --------------   --------------  ---------------
                                               --------------   --------------  ---------------
     Benefits and Expenses:

        Benefits                                   567,603        2,116,001       2,683,604
        Operating expenses                         699,146          266,538         965,684
                                               --------------   --------------  ---------------
     Total benefits and expenses                 1,266,749        2,382,539       3,649,288
     ========================================  --------------   --------------  ---------------
                                               --------------   --------------  ---------------

     Net operating income before income            261,345          210,296         471,641
     taxes

     Income taxes                                   88,104           65,516         153,620
     ========================================  --------------   --------------  ---------------
     Net income                              $     173,241          144,780         318,021
                                               ==============   ==============  ===============

     Assets:                                    Great-West        Financial
                                                Healthcare        Services          Total
     ========================================  --------------   --------------  ---------------
     Investment assets                       $   1,351,871   $   18,347,959   $  19,699,830
     Other assets                                  244,100        3,333,472       3,577,572
     Separate account assets                                     13,175,480      13,175,480
                                               --------------   --------------  ---------------
     Total assets                            $   1,595,971   $   34,856,911   $  36,452,882
     ========================================  ==============   ==============  ===============

      Year ended December 31, 2002

     Operations:                                Great-West        Financial
                                                Healthcare        Services          Total
     ========================================  --------------   --------------  ---------------
     Revenue:

        Premium income                       $     960,191   $      159,904   $   1,120,095
        Fee income                                 660,423          223,139         883,562
        Net investment income                       67,923          851,442         919,365
        Realized investment gains                    8,918           32,708          41,626
     ========================================  --------------   -------------------------------
                                               --------------   -------------------------------
     Total revenue                               1,697,455        1,267,193       2,964,648
     ========================================  --------------   -------------------------------
                                               --------------   -------------------------------
     Benefits and Expenses:

        Benefits                                   761,481          831,272       1,592,753
        Operating expenses                         732,472          225,671         958,143
                                               --------------   --------------  ---------------
                                               --------------   --------------  ---------------
     Total benefits and expenses                 1,493,953        1,056,943       2,550,896
     ========================================  --------------   --------------  ---------------
                                               --------------   --------------  ---------------

     Net operating income before income            203,502          210,250         413,752
     taxes

     Income taxes                                   67,198           63,017         130,215
                                               --------------   --------------  ---------------
                                               --------------   --------------  ---------------
     Net income                              $     136,304   $      147,233   $     283,537
     ========================================  ==============   ==============  ===============

     Assets:                                    Great-West        Financial
                                                Healthcare        Services          Total
     ========================================  --------------   --------------  ---------------
     Investment assets                       $   1,491,857   $   13,064,464   $  14,556,321
     Other assets                                  605,029        1,156,343       1,761,372
     Separate account assets                                     11,338,376      11,338,376
                                               --------------   --------------  ---------------
     Total assets                            $   2,096,886   $   25,559,183   $  27,656,069
     ========================================  ==============   ==============  ===============

      Year ended December 31, 2001

     Operations:                                Great-West        Financial
                                                Healthcare        Services          Total
     ========================================  --------------   --------------  ---------------
     Revenue:

        Premium income                       $   1,033,886   $      169,753   $   1,203,639
        Fee income                                 713,297          233,958         947,255
        Net investment income                       65,474          869,282         934,756
        Realized investment gains                   15,638           31,187          46,825
     ========================================  --------------   --------------  ---------------
                                               --------------   --------------  ---------------
     Total revenue                               1,828,295        1,304,180       3,132,475
     ========================================  --------------   --------------  ---------------
                                               --------------   --------------  ---------------
     Benefits and Expenses:

        Benefits                                   858,945          837,652       1,696,597
        Operating expenses                         775,018          246,102       1,021,120
     ========================================  --------------   --------------  ---------------
     Total benefits and expenses                 1,633,963        1,083,754       2,717,717
     Income taxes                                   67,771           73,341         141,112
                                               --------------   --------------  ---------------
     Net income before special charges             126,561          147,085         273,646
     Special charges (net of tax)                   80,900                           80,900
                                               --------------   --------------  ---------------
     Net income                              $      45,661   $      147,085   $     192,746
     ========================================  ==============   ==============  ===============



     Assets:                                    Great-West        Financial
                                                Healthcare        Services          Total
     ========================================  --------------   --------------  ---------------
     Investment assets                       $   1,080,974   $   13,159,007   $  14,239,981
     Other assets                                  792,383        1,201,373       1,993,756
     Separate account assets                                     12,584,661      12,584,661
                                               --------------   --------------  ---------------
     Total assets                            $   1,873,357   $   26,945,041   $  28,818,398
     ========================================  ==============   ==============  ===============

      The following table, which summarizes premium and fee income by segment, represents supplemental information.

                                                  2003             2002            2001
     =======================================  --------------  ---------------  --------------
     Premium Income:
        Great-West Healthcare:
            Group Life & Health             $     838,194   $     960,191    $   1,033,886
                                              --------------  ---------------  --------------
                 Total Great-West                 838,194         960,191        1,033,886
     Healthcare
     =======================================  --------------  ---------------  --------------
                                              --------------  ---------------  --------------
        Financial Services:

            Retirement Services                       824              15            3,533
            Individual Markets                  1,413,879         159,889          166,220
                                              --------------  ---------------  --------------

                 Total Financial Services       1,414,703         159,904          169,753
     =======================================  --------------  ---------------  --------------

     Total premium income                   $   2,252,897   $   1,120,095    $   1,203,639
     =======================================  ==============  ===============  ==============


     Fee Income:

        Great-West Healthcare:
            Group Life & Health (uninsured  $     607,369   $     660,423    $     713,297
            plans)

                                              --------------  ---------------  --------------
                 Total Great-West                 607,369         660,423          713,297
     Healthcare
     =======================================  --------------  ---------------  --------------
                                              --------------  ---------------  --------------
        Financial Services:

            Retirement Services                   199,374         196,972          207,677
            Individual Markets                     33,329          26,167           26,281
     =======================================  --------------  ---------------  --------------
                 Total Financial Services         232,703         223,139          233,958
     =======================================  --------------  ---------------  --------------
     Total fee income                       $     840,072   $     883,562    $     947,255
                                              ==============  ===============  ==============





16. OBLIGATIONS RELATING TO DEBT AND LEASES

     The Company enters into operating leases primarily for office space. As of December 31, 2003, minimum annual rental commitments on operating leases having initial or remaining non-cancelable lease terms in excess of one year during the years 2004 through 2008 are $25,586, $23,564, $20,469,
     $18,426 and $17,616, respectively, with $23,502 in minimum commitments thereafter.

                            2004        2005       2006        2007        2008      Thereafter
                           --------   ---------   --------    --------    --------   ----------
     Related party
     notes              $           $           $ 25,000   $           $           $  175,000
     Operating leases      25,586     23,564      20,469      18,426      17,616       23,502
                           --------   ---------   --------    --------    --------   ----------
     Total contractual
       obligations      $  25,586   $ 23,564    $ 45,469   $  18,426   $  17,616   $  198,502
                           ========   =========   ========    ========    ========   ==========

17. COMMITMENTS AND CONTINGENCIES

      The Company is involved in various legal proceedings, which arise in the ordinary course of its business. In the opinion of management, after consultation with counsel, the resolution of these proceedings should not have a material adverse effect on the Company's financial position or the results of its operations.



SERIES ACCOUNT
                Maxim Series Account of Great-West Life & Annuity
                                Insurance Company

                    Financial Statements for the Years Ended
                           December 31, 2003 and 2002
                        and Independent Auditors' Report

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Contract Owners of
   Maxim Series Account of
   Great-West Life & Annuity Insurance Company

We have audited the accompanying statement of assets and liabilities of Maxim Series I, Maxim Series II, and Maxim Series III of Maxim Series Account of Great-West Life & Annuity Insurance Company (the "Series Account") as of December 31, 2003, by investment division, and the related statement of operations for the year then ended, by investment division, and the statements of changes in net assets for each of the two years in the period then ended, by investment division. These financial statements are the responsibility of the Series Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maxim Series I, Maxim Series II, and Maxim Series III of Maxim Series Account of Great-West Life & Annuity Insurance Company as of December 31, 2003, by investment division, the results of its operations for the year then ended, by investment division, and the changes in its net assets for each of the two years in the period then ended, by investment division, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE
DELOITTE & TOUCHE
March 12, 2004


MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          MAXIM MONEY    MAXIM STOCK   TOTAL MAXIM
                                                                                             MARKET         INDEX        SERIES I
                                                                                           PORTFOLIO      PORTFOLIO      ACCOUNT
                                                                                         -------------------------------------------
Maxim Series I Account:
ASSETS:

    Investments at market value (1)                                                    $        8,760 $       13,183 $       21,943
    Investment income due and accrued
                                                                                         -------------  -------------  -------------
                                                                                         -------------  -------------  -------------

       Total assets                                                                             8,760         13,183         21,943
                                                                                         -------------  -------------  -------------
                                                                                         -------------  -------------  -------------

LIABILITIES:

    Due to Great-West Life & Annuity Insurance Company                                              2              4              6
                                                                                         -------------  -------------  -------------
                                                                                         -------------  -------------  -------------

       Total liabilities                                                                            2              4              6
                                                                                         -------------  -------------  -------------
                                                                                         -------------  -------------  -------------

NET ASSETS                                                                             $        8,758 $       13,179 $       21,937
                                                                                         =============  =============  =============
                                                                                         =============  =============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                                                                 $        8,758 $       13,179 $       21,937
                                                                                         =============  =============  =============
                                                                                         =============  =============  =============

ACCUMULATION UNITS OUTSTANDING                                                                    337            172

UNIT VALUE (ACCUMULATION)                                                              $        25.99 $        76.62
                                                                                         =============  =============
                                                                                         =============  =============

(1) Cost of investments:                                                               $        8,760 $       18,037 $       26,797
    Shares of investments:                                                                      8,760            588


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           MAXIM BOND    MAXIM MONEY    MAXIM STOCK   TOTAL MAXIM
                                                                           PORTFOLIO        MARKET         INDEX        SERIES I
                                                                                          PORTFOLIO      PORTFOLIO      ACCOUNT
                                                                         ----------------------------------------------------------
Maxim Series I Account:

INVESTMENT INCOME:
    Dividends                                                          $          275 $           61 $          140 $          476

EXPENSES:

    Mortality and expense risk                                                    157            110            143            410
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                                                      118            (49)            (3)            66
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares                                 1,969                          (107)         1,862
    Realized gain distributions                                                                               1,055          1,055
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

    Net realized gain                                                           1,969                           948          2,917
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

    Change in net unrealized depreciation
       on investments                                                          (1,996)                        1,836           (160)
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                                          $           91 $          (49)$        2,781 $        2,823
                                                                         =============  =============  =============  =============
                                                                         =============  =============  =============  =============


INVESTMENT INCOME RATIO (2003)                                                  0.45%          0.69%          1.23%
                                                                         =============  =============  =============
                                                                         =============  =============  =============

INVESTMENT INCOME RATIO (2002)                                                  5.25%          1.42%          0.99%
                                                                         =============  =============  =============
                                                                         =============  =============  =============

INVESTMENT INCOME RATIO (2001)                                                  4.85%          3.72%          0.69%
                                                                         =============  =============  =============
                                                                         =============  =============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002

-----------------------------------------------------------------------------------------------------------------------------------

                                               MAXIM BOND PORTFOLIO      MAXIM MONEY MARKET PORTFOLIO  MAXIM STOCK INDEX PORTFOLIO
                                            ----------------------------  ---------------------------------------------------------
                                            ----------------------------  ---------------------------  ----------------------------
                                                2003           2002          2003           2002           2003           2002
                                            -------------  -------------  ------------   ------------  -------------  -------------
Maxim Series I Account:                         (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
    Net investment income (loss)            $        118 $        2,322 $         (49) $          51 $           (3)$          (29)
    Net realized gain                              1,969             10                                         948            868
    Change in net realized
    appreciation (depreciation)
       on investments                             (1,996)         2,020                                       1,836         (3,937)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net
    assets resulting
       from operations                                91          4,352           (49)            51          2,781         (3,098)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Redemptions                                  (60,782)                           0        (27,485)             0              0
    Contract maintenance charges                     (13)           (42)          (30)           (30)           (17)           (21)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Decrease in net assets resulting from
       contract transactions                     (60,795)           (42)          (30)       (27,515)           (17)           (21)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets      (60,704)         4,310           (79)       (27,464)         2,764         (3,119)

NET ASSETS:
    Beginning of period                           60,704         56,394         8,837         36,301         10,415         13,534
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    End of period                           $          0 $       60,704 $       8,758  $       8,837 $       13,179 $       10,415
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                       0                            0              -              0              -
    Units redeemed                                (1,373)            (1)           (1)        (1,053)            (1)
                                            -------------  -------------  ------------   ------------  -------------  -------------
                                            -------------  -------------  ------------   ------------  -------------  -------------

    Net decrease                                  (1,373)            (1)           (1)        (1,053)            (1)             0
                                            =============  =============  ============   ============  =============  =============
                                            =============  =============  ============   ============  =============  =============


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                       TOTAL MAXIM SERIES I ACCOUNT
                                                                                                       ----------------------------
                                                                                                       ----------------------------
                                                                                                           2003           2002
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------
Maxim Series I Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                                                            $           66 $        2,344
    Net realized gain                                                                                         2,917            878
    Change in net realized depreciation
       on investments                                                                                          (160)        (1,917)
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

    Increase in net assets resulting
       from operations                                                                                        2,823          1,305
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

CONTRACT TRANSACTIONS:
    Redemptions                                                                                             (60,782)       (27,485)
    Contract maintenance charges                                                                                (60)           (93)
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

    Decrease in net assets resulting from
       contract transactions                                                                                (60,842)       (27,578)
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

    Total decrease in net assets                                                                            (58,019)       (26,273)

NET ASSETS:
    Beginning of period                                                                                      79,956        106,229
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

    End of period                                                                                    $       21,937 $       79,956
                                                                                                       =============  =============
                                                                                                       =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued
    Units redeemed                                                                                           (1,375)        (1,054)
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

    Net decrease                                                                                             (1,375)        (1,054)
                                                                                                       =============  =============
                                                                                                       =============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          MAXIM MONEY    MAXIM STOCK     MAXIM U.S.   TOTAL MAXIM
                                                                             MARKET         INDEX        GOVERNMENT    SERIES II
                                                                           PORTFOLIO      PORTFOLIO      SECURITIES     ACCOUNT
                                                                                                         PORTFOLIO
                                                                         ----------------------------------------------------------
Maxim Series II Account:

ASSETS:

    Investments at market value (1)                                    $    2,086,288 $   12,351,039 $    5,026,782 $   19,464,109
    Investment income due and accrued                                              57                                           57
    Due from Great-West Life & Annuity Insurance Company                                      12,524          3,763         16,287
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

       Total assets                                                         2,086,345     12,363,563      5,030,545     19,480,453
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

LIABILITIES:

    Redemptions payable                                                         5,883          3,936             22          9,841
    Due to Great-West Life & Annuity Insurance Company                            610          3,802          1,543          5,955
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

       Total liabilities                                                        6,493          7,738          1,565         15,796
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

NET ASSETS                                                             $    2,079,852 $   12,355,825 $    5,028,980 $   19,464,657
                                                                         =============  =============  =============  =============
                                                                         =============  =============  =============  =============

NET ASSETS REPRESENTED BY:
    Accumulation units                                                 $    2,079,852 $   12,227,487 $    5,018,711 $   19,326,050
    Contracts in payout phase                                                                128,338         10,269        138,607
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

NET ASSETS                                                             $    2,079,852 $   12,355,825 $    5,028,980 $   19,464,657
                                                                         =============  =============  =============  =============
                                                                         =============  =============  =============  =============

ACCUMULATION UNITS OUTSTANDING                                                102,796        197,070        152,855

UNIT VALUE (ACCUMULATION)                                              $        20.23 $        62.05 $        32.83
                                                                         =============  =============  =============
                                                                         =============  =============  =============

(1) Cost of investments:                                               $    2,086,288 $   13,627,981 $    4,953,054 $   20,667,323
    Shares of investments:                                                  2,086,288        551,140        450,832


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                                             MAXIM BOND    MAXIM MONEY    MAXIM STOCK    MAXIM U.S.   TOTAL MAXIM
                                                             PORTFOLIO        MARKET         INDEX       GOVERNMENT    SERIES II
                                                                            PORTFOLIO      PORTFOLIO     SECURITIES     ACCOUNT
                                                                                                         PORTFOLIO
                                                           ------------------------------------------------------------------------
Maxim Series II Account:

INVESTMENT INCOME:
    Dividends                                            $       56,856 $       9,454  $     137,578 $      215,149 $      419,037

EXPENSES:

    Mortality and expense risk                                   21,867        17,186        160,082         72,475        271,610
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                                     34,989        (7,732)       (22,504)       142,674        147,427
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares                 (18,721)            0       (933,582)        31,573       (920,730)
    Realized gain distributions                                       0             0      1,019,702         40,322      1,060,024
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Net realized gain (loss)                                    (18,721)            0         86,120         71,895        139,294
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                            (2,823)            0      2,697,304       (153,866)     2,540,615
                                                           -------------  ------------   ------------  -------------  -------------
                                                           -------------  ------------   ------------  -------------  -------------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                            $       13,445 $      (7,732) $   2,760,920 $       60,703 $    2,827,336
                                                           =============  ============   ============  =============  =============
                                                           =============  ============   ============  =============  =============


INVESTMENT INCOME RATIO (2003)                                    3.52%         0.73%          1.20%          4.16%
                                                           =============  ============   ============  =============
                                                           =============  ============   ============  =============

INVESTMENT INCOME RATIO (2002)                                    5.20%         1.37%          0.95%          5.46%
                                                           =============  ============   ============  =============
                                                           =============  ============   ============  =============

INVESTMENT INCOME RATIO (2001)                                    5.61%         3.85%          0.69%          5.50%
                                                           =============  ============   ============  =============
                                                           =============  ============   ============  =============


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                MAXIM BOND PORTFOLIO      MAXIM MONEY MARKET PORTFOLIO  MAXIM STOCK INDEX PORTFOLIO
                                             ----------------------------  ---------------------------------------------------------
                                             ----------------------------  ---------------------------  ----------------------------
                                                 2003           2002          2003           2002           2003           2002
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------
Maxim Series II Account:                         (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)             $     34,989 $       64,163 $      (7,732) $         578 $      (22,504)$      (60,663)
    Net realized gain (loss)                      (18,721)        (3,155)                                     86,120        513,333
    Change in net realized
    appreciation (depreciation)
       on investments                              (2,823)        61,888                                   2,697,304     (4,141,056)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net
    assets resulting
       from operations                             13,445        122,896        (7,732)           578      2,760,920     (3,688,386)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                              2,300             0          1,572         53,476         65,500
    Redemptions                                  (412,838)      (120,963)     (184,067)      (242,272)    (1,504,154)    (1,775,552)
    Transfers between subaccounts, net         (1,289,378)        (7,445)      892,978        318,852        257,798       (479,717)
    Contract maintenance charges                   (1,608)        (1,762)       (1,157)        (1,172)       (12,162)       (14,008)
    Adjustments to net assets
    allocated to contracts
       in payout phase                             (1,367)            89                                     (17,783)        28,312
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Increase (decrease) in net
    assets resulting from
       contract transactions                   (1,705,191)      (127,781)      707,754         76,980     (1,222,825)    (2,175,465)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Total increase (decrease) in net assets    (1,691,746)        (4,885)      700,022         77,558      1,538,095     (5,863,851)

NET ASSETS:
    Beginning of period                         1,691,746      1,696,631     1,379,830      1,302,272     10,817,730     16,681,581
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    End of period                            $          0 $    1,691,746 $   2,079,852  $   1,379,830 $   12,355,825 $   10,817,730
                                             =============  =============  ============   ============  =============  =============
                                             =============  =============  ============   ============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        0             74        50,613         15,807          6,823          1,179
    Units redeemed                                (51,143)        (4,086)      (15,617)       (12,023)       (26,876)       (42,710)
                                             -------------  -------------  ------------   ------------  -------------  -------------
                                             -------------  -------------  ------------   ------------  -------------  -------------

    Net increase (decrease)                       (51,143)        (4,012)       34,996          3,784        (20,053)       (41,531)
                                             =============  =============  ============   ============  =============  =============
                                             =============  =============  ============   ============  =============  =============


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                         MAXIM U.S. GOVERNMENT         TOTAL MAXIM SERIES II ACCOUNT
                                                                         SECURITIES PORTFOLIO
                                                                         ----------------------------------------------------------
                                                                         ----------------------------  ----------------------------
                                                                             2003           2002           2003           2002
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------
Maxim Series II Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                                $    142,674 $      217,729 $      147,427 $      221,807
    Net realized gain                                                          71,895         19,765        139,294        529,943
    Change in net realized appreciation
       on investments                                                        (153,866)       189,229      2,540,615     (3,889,939)
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

    Increase (decrease) in net assets resulting
       from operations                                                         60,703        426,723      2,827,336     (3,138,189)
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                           4,049         20,219         57,525         89,591
    Redemptions                                                              (569,684)      (660,234)    (2,670,743)    (2,799,021)
    Transfers between subaccounts, net                                        138,602        168,310              0
    Contract maintenance charges                                               (5,548)        (5,773)       (20,475)       (22,715)
    Adjustments to net assets allocated to contracts                                                              0
       in payout phase                                                            659            230        (18,491)        28,631
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

    Decrease in net assets resulting from
       contract transactions                                                 (431,922)      (477,248)    (2,652,184)    (2,703,514)
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

    Total increase (decrease) in net assets                                  (371,219)       (50,525)       175,152     (5,841,703)

NET ASSETS:
    Beginning of period                                                     5,400,199      5,450,724     19,289,505     25,131,208
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

    End of period                                                        $  5,028,980 $    5,400,199 $   19,464,657 $   19,289,505
                                                                         =============  =============  =============  =============
                                                                         =============  =============  =============  =============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                5,239          5,984         62,675         23,044
    Units redeemed                                                            (18,452)       (21,429)      (112,088)       (80,248)
                                                                         -------------  -------------  -------------  -------------
                                                                         -------------  -------------  -------------  -------------

    Net decrease                                                              (13,213)       (15,445)       (49,413)       (57,204)
                                                                         =============  =============  =============  =============
                                                                         =============  =============  =============  =============


(1) The portfolio commenced operations on May 15, 2002.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                           DREYFUS STOCK   FIDELITY VIP   JANUS ASPEN       MAXIM        MAXIM ARIEL   MAXIM ARIEL
                                          INDEX PORTFOLIO CONTRAFUND II      SERIES       AGGRESSIVE    MIDCAP VALUE    SMALL-CAP
                                                            PORTFOLIO       FLEXIBLE      PROFILE I       PORTFOLIO       VALUE
                                                                             INCOME       PORTFOLIO                     PORTFOLIO
                                                                           PORTFOLIO
                                          ------------------------------------------------------------------------------------------
Maxim Series III Account:

ASSETS:

     Investments at market value (1)    $      466,773  $      167,211 $      159,472 $       42,044 $      892,832  $      218,031
     Investment income due and accrued           1,759
                                          -------------   -------------  -------------  -------------  -------------   -------------
                                          -------------   -------------  -------------  -------------  -------------   -------------

        Total assets                           468,532         167,211        159,472         42,044        892,832         218,031
                                          -------------   -------------  -------------  -------------  -------------   -------------
                                          -------------   -------------  -------------  -------------  -------------   -------------

LIABILITIES:

     Redemptions payable

     Due to Great-West Life &                       51              45             17             11            242              59
        Annuity Insurance Company
                                          -------------   -------------  -------------  -------------  -------------   -------------
                                          -------------   -------------  -------------  -------------  -------------   -------------

        Total liabilities                           51              45             17             11            242              59
                                          -------------   -------------  -------------  -------------  -------------   -------------
                                          -------------   -------------  -------------  -------------  -------------   -------------

NET ASSETS                              $      468,481  $      167,166 $      159,455 $       42,033 $      892,590  $      217,972
                                          =============   =============  =============  =============  =============   =============
                                          =============   =============  =============  =============  =============   =============

NET ASSETS REPRESENTED BY:
     Accumulation units                 $      468,481  $      167,166 $      159,455 $       42,033 $      892,590  $      217,972
                                          =============   =============  =============  =============  =============   =============
                                          =============   =============  =============  =============  =============   =============

ACCUMULATION UNITS OUTSTANDING                  50,170          12,839         11,958          3,427         28,088           7,607

UNIT VALUE (ACCUMULATION)               $         9.34  $        13.02 $        13.33 $        12.27 $        31.78  $        28.65
                                          =============   =============  =============  =============  =============   =============
                                          =============   =============  =============  =============  =============   =============

(1)  Cost of investments:               $      471,189  $      163,658 $      153,647 $       42,392 $      733,230  $      201,347
     Shares of investments:                     16,424           7,229         12,768          4,159         40,881          18,019


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                            MAXIM BOND        MAXIM       MAXIM GROWTH   MAXIM INDEX    MAXIM INVESCO     MAXIM
                                              INDEX       CONSERVATIVE       INDEX      600 PORTFOLIO   ADR PORTFOLIO     LOOMIS
                                            PORTFOLIO       PROFILE I      PORTFOLIO                                   SAYLES BOND
                                                            PORTFOLIO                                                   PORTFOLIO
                                          ------------------------------------------------------------------------------------------
Maxim Series III Account:

ASSETS:

     Investments at market value (1)      $     50,394 $       37,989  $      681,269 $      371,934 $       323,201 $      320,484
     Investment income due and accrued
                                          -------------  -------------   -------------  -------------  --------------  -------------
                                          -------------  -------------   -------------  -------------  --------------  -------------

        Total assets                            50,394         37,989         681,269        371,934         323,201        320,484
                                          -------------  -------------   -------------  -------------  --------------  -------------
                                          -------------  -------------   -------------  -------------  --------------  -------------

LIABILITIES:

     Redemptions payable                                                          447
     Due to Great-West Life &                       14             10             137            102              87             87
        Annuity Insurance Company
                                          -------------  -------------   -------------  -------------  --------------  -------------
                                          -------------  -------------   -------------  -------------  --------------  -------------

        Total liabilities                           14             10             584            102              87             87
                                          -------------  -------------   -------------  -------------  --------------  -------------
                                          -------------  -------------   -------------  -------------  --------------  -------------

NET ASSETS                              $       50,380 $       37,979  $      680,685 $      371,832 $       323,114 $      320,397
                                          =============  =============   =============  =============  ==============  =============
                                          =============  =============   =============  =============  ==============  =============

NET ASSETS REPRESENTED BY:
     Accumulation units                 $       50,380 $       37,979  $      680,685 $      371,832 $       323,114 $      320,397
                                          =============  =============   =============  =============  ==============  =============
                                          =============  =============   =============  =============  ==============  =============

ACCUMULATION UNITS OUTSTANDING                   4,610          3,012          73,959         16,092          20,146         14,064

UNIT VALUE (ACCUMULATION)               $        10.93 $        12.61  $         9.20 $        23.11 $         16.04 $        22.78
                                          =============  =============   =============  =============  ==============  =============
                                          =============  =============   =============  =============  ==============  =============

(1)  Cost of investments:               $       51,985 $       37,496  $    1,004,843 $      345,256 $       324,091 $      278,044
     Shares of investments:                      3,778          3,814          43,532         43,098          22,122         26,752


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------

                                           MAXIM MFS         MAXIM          MAXIM          MAXIM        MAXIM MONEY   MAXIM STOCK
                                           SMALL-CAP      MODERATELY      MODERATELY      MODERATE        MARKET         INDEX
                                             GROWTH       AGGRESSIVE     CONSERVATIVE    PROFILE I       PORTFOLIO     PORTFOLIO
                                           PORTFOLIO       PROFILE I      PROFILE I      PORTFOLIO
                                                           PORTFOLIO      PORTFOLIO
                                         ------------------------------------------------------------------------------------------
Maxim Series III Account:

ASSETS:

     Investments at market value (1)     $    553,857 $      214,859  $       34,269 $      562,320 $     1,484,523 $    2,472,889
     Investment income due and accrued                                                                           41
                                         -------------  -------------   -------------  -------------  --------------  -------------
                                         -------------  -------------   -------------  -------------  --------------  -------------

        Total assets                          553,857        214,859          34,269        562,320       1,484,564      2,472,889
                                         -------------  -------------   -------------  -------------  --------------  -------------
                                         -------------  -------------   -------------  -------------  --------------  -------------

LIABILITIES:

     Redemptions payable                                                                                                       503
     Due to Great-West Life &                     150             58               9            153             365            669
        Annuity Insurance Company
                                         -------------  -------------   -------------  -------------  --------------  -------------
                                         -------------  -------------   -------------  -------------  --------------  -------------

        Total liabilities                         150             58               9            153             365          1,172
                                         -------------  -------------   -------------  -------------  --------------  -------------
                                         -------------  -------------   -------------  -------------  --------------  -------------

NET ASSETS                             $      553,707 $      214,801  $       34,260 $      562,167 $     1,484,199 $    2,471,717
                                         =============  =============   =============  =============  ==============  =============
                                         =============  =============   =============  =============  ==============  =============

NET ASSETS REPRESENTED BY:
     Accumulation units                $      553,707 $      214,801  $       34,260 $      562,167 $     1,484,199 $    2,471,717
                                         =============  =============   =============  =============  ==============  =============
                                         =============  =============   =============  =============  ==============  =============

ACCUMULATION UNITS OUTSTANDING                 23,915         16,962           2,852         44,389         119,609        105,025

UNIT VALUE (ACCUMULATION)              $        23.15 $        12.66  $        12.01 $        12.66 $         12.41 $        23.53
                                         =============  =============   =============  =============  ==============  =============
                                         =============  =============   =============  =============  ==============  =============

(1)  Cost of investments:              $      753,100 $      208,496  $       31,687 $      554,920 $     1,484,523 $    3,296,883
     Shares of investments:                    36,462         20,880           3,458         55,786       1,484,523        110,348


The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                          MAXIM T. ROWE   MAXIM T. ROWE    MAXIM U.S.    MAXIM VALUE     NEUBERGER &    TEMPLETON
                                              PRICE       PRICE MIDCAP     GOVERNMENT       INDEX        BERMAN AMT       FTVIPT
                                          EQUITY/INCOME      GROWTH        SECURITIES     PORTFOLIO       PARTNERS       FOREIGN
                                            PORTFOLIO       PORTFOLIO      PORTFOLIO                      PORTFOLIO     SECURITIES
                                                                                                                         CLASS I
                                                                                                                        PORTFOLIO
                                          ------------------------------------------------------------------------------------------
Maxim Series III Account:

ASSETS:

     Investments at market value (1)    $    1,627,292 $      384,946  $      313,550 $      274,538 $       376,349 $      323,726
     Investment income due and accrued
                                          -------------  -------------   -------------  -------------  --------------  -------------
                                          -------------  -------------   -------------  -------------  --------------  -------------

        Total assets                         1,627,292        384,946         313,550        274,538         376,349        323,726
                                          -------------  -------------   -------------  -------------  --------------  -------------
                                          -------------  -------------   -------------  -------------  --------------  -------------

LIABILITIES:

     Redemptions payable                           612            720
     Due to Great-West Life &                      367            105              86             74              41             35
        Annuity Insurance Company
                                          -------------  -------------   -------------  -------------  --------------  -------------
                                          -------------  -------------   -------------  -------------  --------------  -------------

        Total liabilities                          979            825              86             74              41             35
                                          -------------  -------------   -------------  -------------  --------------  -------------
                                          -------------  -------------   -------------  -------------  --------------  -------------

NET ASSETS                              $    1,626,313 $      384,121  $      313,464 $      274,464 $       376,308 $      323,691
                                          =============  =============   =============  =============  ==============  =============
                                          =============  =============   =============  =============  ==============  =============

NET ASSETS REPRESENTED BY:
     Accumulation units                 $    1,626,313 $      384,121  $      313,464 $      274,464 $       376,308 $      323,691
                                          =============  =============   =============  =============  ==============  =============
                                          =============  =============   =============  =============  ==============  =============

ACCUMULATION UNITS OUTSTANDING                  81,670         23,154          19,264         23,749          35,755         30,146

UNIT VALUE (ACCUMULATION)               $        19.91 $        16.59  $        16.27 $        11.56 $         10.52 $        10.74
                                          =============  =============   =============  =============  ==============  =============
                                          =============  =============   =============  =============  ==============  =============

(1)  Cost of investments:               $    1,572,841 $      357,194  $      319,377 $      293,183 $       362,325 $      368,157
     Shares of investments:                     96,289         23,969          28,121         21,634          24,438         26,170


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     TOTAL MAXIM SERIES III ACCOUNT
                                                                                                                      -------------
                                                                                                                      -------------
Maxim Series III Account:

ASSETS:

     Investments at market value (1)                                                                                $   12,354,752
     Investment income due and accrued                                                                                       1,800
                                                                                                                      -------------
                                                                                                                      -------------

        Total assets                                                                                                    12,356,552
                                                                                                                      -------------
                                                                                                                      -------------

LIABILITIES:

     Redemptions payable                                                                                                     2,282
     Due to Great-West Life & Annuity Insurance Company                                                                      2,974
                                                                                                                      -------------
                                                                                                                      -------------

        Total liabilities                                                                                                    5,256
                                                                                                                      -------------
                                                                                                                      -------------

NET ASSETS                                                                                                          $   12,351,296
                                                                                                                      =============
                                                                                                                      =============

NET ASSETS REPRESENTED BY:
     Accumulation units                                                                                             $   12,351,296
                                                                                                                      =============
                                                                                                                      =============

ACCUMULATION UNITS OUTSTANDING



(1)  Cost of investments:                                                                                           $   13,409,864



The accompanying notes are an integral part of these financial statements.                                              (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                            DREYFUS STOCK   FIDELITY VIP   JANUS ASPEN       MAXIM       MAXIM ARIEL   MAXIM ARIEL
                                                INDEX      CONTRAFUND II      SERIES       AGGRESSIVE    MIDCAP VALUE   SMALL-CAP
                                              PORTFOLIO      PORTFOLIO       FLEXIBLE      PROFILE I      PORTFOLIO       VALUE
                                                                              INCOME       PORTFOLIO                    PORTFOLIO
                                                                            PORTFOLIO
                                            ----------------------------------------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                             $        5,861 $          811 $        8,150 $          195 $        1,318 $           97

EXPENSES:

    Mortality and expense risk                     1,924          1,650            919            498          9,181          2,266
                                            -------------  -------------  -------------  -------------  -------------  -------------
                                            -------------  -------------  -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                       3,937           (839)         7,231           (303)        (7,863)        (2,169)
                                            -------------  -------------  -------------  -------------  -------------  -------------
                                            -------------  -------------  -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
    Realized gain (loss) on sale of               (5,762)       (34,611)         4,912         (4,449)           517         (3,453)
       fund shares
    Realized gain distributions                                                                                2,708          3,374
                                            -------------  -------------  -------------  -------------  -------------  -------------
                                            -------------  -------------  -------------  -------------  -------------  -------------

    Net realized gain (loss)                      (5,762)       (34,611)         4,912         (4,449)         3,225            (79)
                                            -------------  -------------  -------------  -------------  -------------  -------------
                                            -------------  -------------  -------------  -------------  -------------  -------------

    Change in net unrealized
    appreciation (depreciation)
       on investments                             99,774         62,828         (1,946)        15,307        187,189         39,874
                                            -------------  -------------  -------------  -------------  -------------  -------------
                                            -------------  -------------  -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS             $       97,949 $       27,378 $       10,197 $       10,555 $      182,551 $       37,626
                                            =============  =============  =============  =============  =============  =============
                                            =============  =============  =============  =============  =============  =============


INVESTMENT INCOME RATIO (2003)                     1.52%          0.61%          4.43%          0.49%          0.18%          0.05%
                                            =============  =============  =============  =============  =============  =============
                                            =============  =============  =============  =============  =============  =============

INVESTMENT INCOME RATIO (2002)                     1.37%          0.95%          5.13%          0.28%          0.21%          0.10%
                                            =============  =============  =============  =============  =============  =============
                                            =============  =============  =============  =============  =============  =============

INVESTMENT INCOME RATIO (2001)                     1.11%          0.95%          5.86%          0.78%          0.35%          0.70%
                                            =============  =============  =============  =============  =============  =============
                                            =============  =============  =============  =============  =============  =============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                 MAXIM BOND     MAXIM BOND       MAXIM          MAXIM      MAXIM GROWTH  MAXIM INDEX
                                                   INDEX        PORTFOLIO     CONSERVATIVE     FOUNDERS        INDEX          600
                                                 PORTFOLIO                     PROFILE I       GROWTH &      PORTFOLIO     PORTFOLIO
                                                                               PORTFOLIO        INCOME
                                                                                              PORTFOLIO
                                               ----------------------------------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                $        2,267 $       11,922 $          746 $              $        6,165 $       558

EXPENSES:

    Mortality and expense risk                          655          4,131            254            197          5,490       3,287
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

NET INVESTMENT INCOME (LOSS)                          1,612          7,791            492           (197)           675      (2,729)
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares         408          2,523          1,317         (3,627)      (149,302)     (9,784)
    Realized gain distributions                         375
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

    Net realized gain (loss)                            783          2,523          1,317         (3,627)      (149,302)     (9,784)
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

    Change in net unrealized appreciation (depreciation)
       on investments                                (1,882)        (7,426)           717          7,411        265,430      96,077
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                $          513 $        2,888 $        2,526 $        3,587 $      116,803 $    83,564
                                               =============  =============  =============  =============  =============  ==========
                                               =============  =============  =============  =============  =============  ==========


INVESTMENT INCOME RATIO (2003)                        4.34%          3.49%          3.66%                         1.06%       0.21%
                                               =============  =============  =============                 =============  ==========
                                               =============  =============  =============                 =============  ==========

INVESTMENT INCOME RATIO (2002)                        3.58%          4.34%          2.41%          0.02%          0.69%       0.23%
                                               =============  =============  =============  =============  =============  ==========
                                               =============  =============  =============  =============  =============  ==========

INVESTMENT INCOME RATIO (2001)                                       5.70%          4.17%          0.10%          0.32%       0.18%
                                                              =============  =============  =============  =============  ==========
                                                              =============  =============  =============  =============  ==========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                               MAXIM INVESCO  MAXIM INVESCO   MAXIM LOOMIS    MAXIM MFS      MAXIM         MAXIM
                                               ADR PORTFOLIO     BALANCED     SAYLES BOND     SMALL-CAP    MODERATELY    MODERATELY
                                                                PORTFOLIO      PORTFOLIO        GROWTH     AGGRESSIVE   CONSERVATIVE
                                                                                              PORTFOLIO     PROFILE I     PROFILE I
                                                                                                            PORTFOLIO     PORTFOLIO
                                               -------------------------------------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                $        4,225 $       13,236 $       18,541 $              $        2,738 $       761

EXPENSES:

    Mortality and expense risk                        2,969         10,843          3,736          6,124          2,028         288
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

NET INVESTMENT INCOME (LOSS)                          1,256          2,393         14,805         (6,124)           710         473
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares      (5,027)      (460,347)           180        (68,047)          (274)        (54)
    Realized gain distributions                           0              0              0              0              0           0
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

    Net realized gain (loss)                         (5,027)      (460,347)           180        (68,047)          (274)        (54)
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

    Change in net unrealized appreciation (depreciation)
       on investments                                71,706        617,323         57,673        199,074         34,493       3,061
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                $       67,935 $      159,369 $       72,658 $      124,903 $       34,929 $     3,480
                                               =============  =============  =============  =============  =============  ==========
                                               =============  =============  =============  =============  =============  ==========


INVESTMENT INCOME RATIO (2003)                        1.78%          1.20%          6.20%                         1.68%       3.29%
                                               =============  =============  =============                 =============  ==========
                                               =============  =============  =============                 =============  ==========

INVESTMENT INCOME RATIO (2002)                        1.43%          1.78%          4.69%                         1.04%       2.16%
                                               =============  =============  =============                 =============  ==========
                                               =============  =============  =============                 =============  ==========

INVESTMENT INCOME RATIO (2001)                        0.83%          2.15%          8.60%                         1.86%       2.91%
                                               =============  =============  =============                 =============  ==========
                                               =============  =============  =============                 =============  ==========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------

                                                   MAXIM       MAXIM MONEY    MAXIM STOCK  MAXIM T. ROWE  MAXIM T. ROWE   MAXIM U.S.
                                                  MODERATE        MARKET         INDEX         PRICE       PRICE MIDCAP   GOVERNMENT
                                                 PROFILE I      PORTFOLIO      PORTFOLIO   EQUITY/INCOME      GROWTH      SECURITIES
                                                 PORTFOLIO                                   PORTFOLIO      PORTFOLIO     PORTFOLIO
                                               -------------------------------------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                $        7,725 $        9,135 $       25,847 $       22,879 $              $    14,069

EXPENSES:

    Mortality and expense risk                        4,279         14,256         25,926         14,548          3,847       4,185
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

NET INVESTMENT INCOME (LOSS)                          3,446         (5,121)           (79)         8,331         (3,847)      9,884
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) on sale of fund shares      (2,152)             0       (237,725)       (50,279)       (24,318)      1,302
    Realized gain distributions                           0              0        196,466          1,794         10,651       2,533
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

    Net realized gain (loss)                         (2,152)             0        (41,259)       (48,485)       (13,667)      3,835
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

    Change in net unrealized appreciation (depreciation)
       on investments                                61,727              0        538,868        353,045        107,676      (9,019)
                                               -------------  -------------  -------------  -------------  -------------  ----------
                                               -------------  -------------  -------------  -------------  -------------  ----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                $       63,021 $       (5,121)$      497,530 $      312,891 $       90,162 $     4,700
                                               =============  =============  =============  =============  =============  ==========
                                               =============  =============  =============  =============  =============  ==========


INVESTMENT INCOME RATIO (2003)                        2.25%          0.75%          1.25%          1.66%                      4.20%
                                               =============  =============  =============  =============                 ==========
                                               =============  =============  =============  =============                 ==========

INVESTMENT INCOME RATIO (2002)                        2.18%          1.39%          0.94%          1.40%                      5.66%
                                               =============  =============  =============  =============                 ==========
                                               =============  =============  =============  =============                 ==========

INVESTMENT INCOME RATIO (2001)                        2.55%          3.71%          0.68%          1.34%                      6.11%
                                               =============  =============  =============  =============                 ==========
                                               =============  =============  =============  =============                 ==========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                                           MAXIM VALUE    NEUBERGER &     TEMPLETON    TOTAL MAXIM
                                                                              INDEX        BERMAN AMT       FTVIPT      SERIES III
                                                                            PORTFOLIO       PARTNERS       FOREIGN       ACCOUNT
                                                                                           PORTFOLIO      SECURITIES
                                                                                                           CLASS I
                                                                                                          PORTFOLIO
                                                                          ----------------------------------------------------------
Maxim Series III Account:

INVESTMENT INCOME:
    Dividends                                                             $      5,215 $              $        3,629 $      166,090

EXPENSES:

    Mortality and expense risk                                                   1,536          1,348          1,075        127,440
                                                                          -------------  -------------  -------------  -------------
                                                                          -------------  -------------  -------------  -------------

NET INVESTMENT INCOME (LOSS)                                                     3,679         (1,348)         2,554         38,650
                                                                          -------------  -------------  -------------  -------------
                                                                          -------------  -------------  -------------  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized loss on sale of fund shares                                        (5,790)       (28,576)       (29,700)    (1,112,118)
    Realized gain distributions                                                      0              0              0        217,901
                                                                          -------------  -------------  -------------  -------------
                                                                          -------------  -------------  -------------  -------------

    Net realized loss                                                           (5,790)       (28,576)       (29,700)      (894,217)
                                                                          -------------  -------------  -------------  -------------
                                                                          -------------  -------------  -------------  -------------

    Change in net unrealized appreciation (depreciation)
       on investments                                                           37,715        110,894         90,415      3,038,004
                                                                          -------------  -------------  -------------  -------------
                                                                          -------------  -------------  -------------  -------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                             $     35,604 $       80,970 $       63,269 $    2,182,437
                                                                          =============  =============  =============  =============
                                                                          =============  =============  =============  =============


INVESTMENT INCOME RATIO (2003)                                                   4.24%                         1.69%
                                                                          =============                 =============
                                                                          =============                 =============

INVESTMENT INCOME RATIO (2002)                                                   1.82%          0.52%          1.77%
                                                                          =============  =============  =============
                                                                          =============  =============  =============

INVESTMENT INCOME RATIO (2001)                                                   1.21%          0.38%          3.24%
                                                                          =============  =============  =============
                                                                          =============  =============  =============


The accompanying notes are an integral part of these financial statements.                                               (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                       DREYFUS STOCK INDEX     FIDELITY VIP CONTRAFUND II      JANUS ASPEN SERIES
                                                            PORTFOLIO                  PORTFOLIO           FLEXIBLE INCOME PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------   --------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)                 $       3,937 $    3,174 $        (839)$         (718)$       7,231  $       6,542
    Net realized gain (loss)                            (5,762)      (862)      (34,611)       (44,752)        4,912             81
    Change in net realized appreciation (depreciation)
       on investments                                   99,774    (97,363)       62,828         18,720        (1,946)         6,922
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    Increase (decrease) in net assets resulting
       from operations                                  97,949    (95,051)       27,378        (26,750)       10,197         13,545
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                   37,589     33,477         5,003                        9,871         26,602
    Redemptions                                        (16,080)    (6,033)       (5,354)       (55,405)      (20,125)        (1,573)
    Transfers between subaccounts, net                  11,684         70       (23,146)       (51,142)      (28,789)        36,344
    Contract maintenance charges                          (285)      (338)         (118)          (171)         (103)          (134)
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    Increase (decrease) in net assets resulting from
       contract transactions                            32,908     27,176       (23,615)      (106,718)      (39,146)        61,239
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    Total increase (decrease) in net assets            130,857    (67,875)        3,763       (133,468)      (28,949)        74,784

NET ASSETS:
    Beginning of period                                337,624    405,499       163,403        296,871       188,404        113,620
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    End of period                                $     468,481 $  337,624 $     167,166 $      163,403 $     159,455  $     188,404
                                                   ============  =========  ============  =============  ============   ============
                                                   ============  =========  ============  =============  ============   ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         6,161      4,086         3,935            181         1,346          5,245
    Units redeemed                                      (2,172)      (752)       (7,019)       (10,155)       (4,346)          (203)
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    Net increase (decrease)                              3,989      3,334        (3,084)        (9,974)       (3,000)         5,042
                                                   ============  =========  ============  =============  ============   ============
                                                   ============  =========  ============  =============  ============   ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                    MAXIM AGGRESSIVE PROFILE I    MAXIM ARIEL MIDCAP VALUE     MAXIM ARIEL SMALL-CAP
                                                            PORTFOLIO                    PORTFOLIO                VALUE PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------   --------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                        $        (303)$     (610)$      (7,863)$       (8,655)$      (2,169) $      (2,692)
    Net realized gain (loss)                            (4,449)   (11,305)        3,225         45,384           (79)        10,202
    Change in net realized appreciation (depreciation)
       on investments                                   15,307     (2,438)      187,189       (137,702)       39,874        (35,640)
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    Increase (decrease) in net assets resulting
       from operations                                  10,555    (14,353)      182,551       (100,973)       37,626        (28,130)
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                      820      2,162        29,975         28,619        30,955          5,728
    Redemptions                                        (11,343)    (6,857)      (39,864)       (52,135)      (25,330)          (241)
    Transfers between subaccounts, net                            (10,912)       31,149        (33,068)      (70,407)       109,983
    Contract maintenance charges                          (103)      (149)         (657)          (634)          (93)          (106)
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           (10,626)   (15,756)       20,603        (57,218)      (64,875)       115,364
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    Total increase (decrease) in net assets                (71)   (30,109)      203,154       (158,191)      (27,249)        87,234

NET ASSETS:
    Beginning of period                                 42,104     72,213       689,436        847,627       245,221        157,987
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    End of period                                $      42,033 $   42,104 $     892,590 $      689,436 $     217,972  $     245,221
                                                   ============  =========  ============  =============  ============   ============
                                                   ============  =========  ============  =============  ============   ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                            79        229         2,492          4,647         1,571          5,079
    Units redeemed                                      (1,078)    (1,979)       (2,168)        (6,961)       (4,887)          (670)
                                                   ------------  ---------  ------------  -------------  ------------   ------------
                                                   ------------  ---------  ------------  -------------  ------------   ------------

    Net increase (decrease)                               (999)    (1,750)          324         (2,314)       (3,316)         4,409
                                                   ============  =========  ============  =============  ============   ============
                                                   ============  =========  ============  =============  ============   ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   MAXIM BOND INDEX PORTFOLIO   MAXIM BOND PORTFOLIO    MAXIM CONSERVATIVE PROFILE I
                                                                                                                 PORTFOLIO
                                                   ---------------------------  ---------------------------  -----------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------  ---------
                                                   ------------  -------------  ------------  -------------  ------------  ---------
Maxim Series III Account:                                                           (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                        $       1,612 $          496 $       7,791 $       18,151 $         492 $      913
    Net realized gain (loss)                               783            138         2,523        (14,524)        1,317     (9,407)
    Change in net realized appreciation (depreciation)
       on investments                                   (1,882)           291        (7,426)        29,318           717      4,195
                                                   ------------  -------------  ------------  -------------  ------------  ---------
                                                   ------------  -------------  ------------  -------------  ------------  ---------

    Increase (decrease) in net assets resulting
       from operations                                     513            925         2,888         32,945         2,526     (4,299)
                                                   ------------  -------------  ------------  -------------  ------------  ---------
                                                   ------------  -------------  ------------  -------------  ------------  ---------

CONTRACT TRANSACTIONS:
    Purchase payments                                   31,497                            0            499         2,001
    Redemptions                                         (3,099)                     (10,976)      (648,249)
    Transfers between subaccounts, net                 (16,635)        37,311      (335,607)       (27,781)       10,399    (66,274)
    Contract maintenance charges                           (92)           (40)         (109)          (110)          (12)       (33)
                                                   ------------  -------------  ------------  -------------  ------------  ---------
                                                   ------------  -------------  ------------  -------------  ------------  ---------

    Increase (decrease) in net assets resulting from
       contract transactions                            11,671         37,271      (346,692)      (675,641)       12,388    (66,307)
                                                   ------------  -------------  ------------  -------------  ------------  ---------
                                                   ------------  -------------  ------------  -------------  ------------  ---------

    Total increase (decrease) in net assets             12,184         38,196      (343,804)      (642,696)       14,914    (70,606)

NET ASSETS:
    Beginning of period                                 38,196              0       343,804        986,500        23,065     93,671
                                                   ------------  -------------  ------------  -------------  ------------  ---------
                                                   ------------  -------------  ------------  -------------  ------------  ---------

    End of period                                $      50,380 $       38,196 $           0 $      343,804 $      37,979 $   23,065
                                                   ============  =============  ============  =============  ============  =========
                                                   ============  =============  ============  =============  ============  =========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         5,691          3,634           481             35         3,267      1,585
    Units redeemed                                      (4,638)           (77)      (23,141)       (47,412)       (2,266)    (7,586)
                                                   ------------  -------------  ------------  -------------  ------------  ---------
                                                   ------------  -------------  ------------  -------------  ------------  ---------

    Net increase (decrease)                              1,053          3,557       (22,660)       (47,377)        1,001     (6,001)
                                                   ============  =============  ============  =============  ============  =========
                                                   ============  =============  ============  =============  ============  =========


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                   MAXIM FOUNDERS GROWTH &   MAXIM GROWTH INDEX PORTFOLIO  MAXIM INDEX 600 PORTFOLIO
                                                       INCOME PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------   --------
Maxim Series III Account:                              (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                        $        (197)$       (578)$         675 $       (2,333)$      (2,729) $    (3,160)
    Net realized gain (loss)                            (3,627)     (26,207)     (149,302)      (166,420)       (9,784)     (28,478)
    Change in net realized appreciation (depreciation)
       on investments                                    7,411       11,744       265,430        (78,336)       96,077      (24,085)
                                                   ------------  -----------  ------------  -------------  ------------   ----------
                                                   ------------  -----------  ------------  -------------  ------------   ----------

    Increase (decrease) in net assets resulting
       from operations                                   3,587      (15,041)      116,803       (247,089)       83,564      (55,723)
                                                   ------------  -----------  ------------  -------------  ------------   ----------
                                                   ------------  -----------  ------------  -------------  ------------   ----------

CONTRACT TRANSACTIONS:
    Purchase payments                                        0        1,179        45,722         37,011        50,271        8,319
    Redemptions                                         (1,039)     (29,800)      (36,570)       (42,308)       (5,513)     (84,273)
    Transfers between subaccounts, net                 (17,870)         (71)      (67,159)      (118,165)        7,858       19,613
    Contract maintenance charges                             0          (60)         (549)          (645)         (259)        (232)
                                                   ------------  -----------  ------------  -------------  ------------   ----------
                                                   ------------  -----------  ------------  -------------  ------------   ----------

    Increase (decrease) in net assets resulting from
       contract transactions                           (18,909)     (28,752)      (58,556)      (124,107)       52,357      (56,573)
                                                   ------------  -----------  ------------  -------------  ------------   ----------
                                                   ------------  -----------  ------------  -------------  ------------   ----------

    Total increase (decrease) in net assets            (15,322)     (43,793)       58,247       (371,196)      135,921     (112,296)

NET ASSETS:
    Beginning of period                                 15,322       59,115       622,438        993,634       235,911      348,207
                                                   ------------  -----------  ------------  -------------  ------------   ----------
                                                   ------------  -----------  ------------  -------------  ------------   ----------

    End of period                                $           0 $     15,322 $     680,685 $      622,438 $     371,832  $   235,911
                                                   ============  ===========  ============  =============  ============   ==========
                                                   ============  ===========  ============  =============  ============   ==========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                             0          140         8,283          4,842         3,637        2,082
    Units redeemed                                      (2,412)      (4,583)      (16,890)       (20,174)       (1,471)      (5,364)
                                                   ------------  -----------  ------------  -------------  ------------   ----------
                                                   ------------  -----------  ------------  -------------  ------------   ----------

    Net increase (decrease)                             (2,412)      (4,443)       (8,607)       (15,332)        2,166       (3,282)
                                                   ============  ===========  ============  =============  ============   ==========
                                                   ============  ===========  ============  =============  ============   ==========


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   MAXIM INVESCO ADR PORTFOLIO  MAXIM INVESCO BALANCED      MAXIM LOOMIS SAYLES BOND
                                                           PORTFOLIO                  PORTFOLIO                   PORTFOLIO
                                                   ---------------------------  ----------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------  ---------
                                                   ------------  -------------  ------------  -------------  ------------  ---------
Maxim Series III Account:                                                           (1)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                        $       1,256 $       489         2,393 $       11,877 $      14,805 $      16,696
    Net realized gain (loss)                            (5,027)    (26,250)     (460,347)      (312,337)          180      (110,087)
    Change in net realized appreciation (depreciation)
       on investments                                   71,706     (15,563)      617,323        (49,388)       57,673       136,411
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    Increase (decrease) in net assets resulting
       from operations                                  67,935     (41,324)      159,369       (349,848)       72,658        43,020
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                   35,506       6,544        17,347         42,094        80,141        14,111
    Redemptions                                        (12,217)    (31,207)      (62,982)      (219,291)      (66,388)     (652,668)
    Transfers between subaccounts, net                  22,439     (26,415)   (1,343,833)      (280,300)      (29,868)       10,375
    Contract maintenance charges                          (195)       (177)         (747)          (962)         (111)         (111)
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                            45,533     (51,255)   (1,390,215)      (458,459)      (16,226)     (628,293)
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    Total increase (decrease) in net assets            113,468     (92,579)   (1,230,846)      (808,307)       56,432      (585,273)

NET ASSETS:
    Beginning of period                                209,646     302,225     1,230,846      2,039,153       263,965       849,238
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    End of period                                $     323,114 $   209,646 $           0 $    1,230,846 $     320,397 $     263,965
                                                   ============  ==========  ============  =============  ============  ============
                                                   ============  ==========  ============  =============  ============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         4,416       2,412         8,010         12,042         6,244         3,330
    Units redeemed                                      (1,221)     (6,417)     (127,507)       (48,998)       (7,068)      (40,984)
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    Net increase (decrease)                              3,195      (4,005)     (119,497)       (36,956)         (824)      (37,654)
                                                   ============  ==========  ============  =============  ============  ============
                                                   ===========  ==========  ============  =============  ============  =============


(1) The portfolio ceased operations on December 19, 2003.

The accompanying notes are an integral part of these financial statements.                                              (Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                   MAXIM MFS SMALL-CAP GROWTH  MAXIM MODERATELY AGGRESSIVE       MAXIM MODERATELY
                                                           PORTFOLIO               PROFILE I PORTFOLIO        CONSERVATIVE PROFILE I
                                                                                                                     PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------   --------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)                 $      (6,124)$      (8,394)$         710 $         (719)$         473  $      310
    Net realized loss                                  (68,047)     (271,781)         (274)       (88,752)          (54)     (7,578)
    Change in net realized appreciation (depreciation)
       on investments                                  199,074       (15,252)       34,493         25,431         3,061       3,142
                                                   ------------  ------------  ------------  -------------  ------------   ---------
                                                   ------------  ------------  ------------  -------------  ------------   ---------

    Increase (decrease) in net assets resulting
       from operations                                 124,903      (295,427)       34,929        (64,040)        3,480      (4,126)
                                                   ------------  ------------  ------------  -------------  ------------   ---------
                                                   ------------  ------------  ------------  -------------  ------------   ---------

CONTRACT TRANSACTIONS:
    Purchase payments                                    2,050         8,381        10,000         15,269        16,249
    Redemptions                                        (23,047)      (90,877)            0        (48,387)         (334)    (10,000)
    Transfers between subaccounts, net                  (9,573)     (169,693)       26,091       (204,286)        5,742     (23,293)
    Contract maintenance charges                          (457)         (573)         (112)          (111)          (35)        (27)
                                                   ------------  ------------  ------------  -------------  ------------   ---------
                                                   ------------  ------------  ------------  -------------  ------------   ---------

    Increase (decrease) in net assets resulting from
       contract transactions                           (31,027)     (252,762)       35,979       (237,515)       21,622     (33,320)
                                                   ------------  ------------  ------------  -------------  ------------   ---------
                                                   ------------  ------------  ------------  -------------  ------------   ---------

    Total increase (decrease) in net assets             93,876      (548,189)       70,908       (301,555)       25,102     (37,446)

NET ASSETS:
    Beginning of period                                459,831     1,008,020       143,893        445,448         9,158      46,604
                                                   ------------  ------------  ------------  -------------  ------------   ---------
                                                   ------------  ------------  ------------  -------------  ------------   ---------

    End of period                                $     553,707 $     459,831 $     214,801 $      143,893 $      34,260  $    9,158
                                                   ============  ============  ============  =============  ============   =========
                                                   ============  ============  ============  =============  ============   =========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                         1,279           892         3,061          1,400         2,011       1,148
    Units redeemed                                      (3,049)      (13,599)          (10)       (24,901)          (36)     (4,444)
                                                   ------------  ------------  ------------  -------------  ------------   ---------
                                                   ------------  ------------  ------------  -------------  ------------   ---------

    Net increase (decrease)                             (1,770)      (12,707)        3,051        (23,501)        1,975      (3,296)
                                                   ============  ============  ============  =============  ============   =========
                                                   ============  ============  ============  =============  ============   =========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                   MAXIM MODERATE PROFILE I MAXIM MONEY MARKET PORTFOLIO MAXIM STOCK INDEX PORTFOLIO
                                                         PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------   --------
                                                   ------------  -------------  ------------  -------------  ------------   --------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)                 $       3,446 $     2,594 $      (5,121)$        2,859 $         (79) $     (8,176)
    Net realized loss                                   (2,152)     (3,673)                                   (41,259)     (178,315)
    Change in net realized appreciation (depreciation)
       on investments                                   61,727     (27,452)                                   538,868      (535,819)
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    Increase (decrease) in net assets resulting
       from operations                                  63,021     (28,531)       (5,121)         2,859       497,530      (722,310)
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                   26,736      11,669        30,074         17,593        58,403        12,494
    Redemptions                                        (11,808)    (17,947)     (429,637)      (357,019)     (179,724)     (325,704)
    Transfers between subaccounts, net                 224,834       3,360       328,748        328,541       103,467      (287,141)
    Contract maintenance charges                          (185)       (161)         (312)          (198)       (1,238)       (1,416)
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    Increase (decrease) in net assets resulting from
       contract transactions                           239,577      (3,079)      (71,127)       (11,083)      (19,092)     (601,767)
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    Total increase (decrease) in net assets            302,598     (31,610)      (76,248)        (8,224)      478,438    (1,324,077)

NET ASSETS:
    Beginning of period                                259,569     291,179     1,560,447      1,568,671     1,993,279     3,317,356
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    End of period                                $     562,167 $   259,569 $   1,484,199 $    1,560,447 $   2,471,717  $  1,993,279
                                                   ============  ==========  ============  =============  ============  ============
                                                   ============  ==========  ============  =============  ============  ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        21,101       1,713        73,090         48,773        13,771         1,856
    Units redeemed                                      (1,041)     (2,040)      (77,884)       (49,535)      (16,157)      (32,239)
                                                   ------------  ----------  ------------  -------------  ------------  ------------
                                                   ------------  ----------  ------------  -------------  ------------  ------------

    Net increase (decrease)                             20,060        (327)       (4,794)          (762)       (2,386)      (30,383)
                                                   ============  ==========  ============  =============  ============  ============
                                                   ============  ==========  ============  =============  ============  ============


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                       MAXIM T. ROWE PRICE       MAXIM T. ROWE PRICE MIDCAP    MAXIM U.S. GOVERNMENT
                                                     EQUITY/INCOME PORTFOLIO          GROWTH PORTFOLIO          SECURITIES PORTFOLIO
                                                   ---------------------------------------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------   --------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)                 $       8,331 $      3,357 $      (3,847)$       (4,988)$       9,884  $   10,430
    Net realized gain (loss)                           (48,485)     (33,250)      (13,667)       (32,549)        3,835         844
    Change in net realized appreciation (depreciation)
       on investments                                  353,045     (187,407)      107,676        (80,023)       (9,019)      6,479
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    Increase (decrease) in net assets resulting
       from operations                                 312,891     (217,300)       90,162       (117,560)        4,700      17,753
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

CONTRACT TRANSACTIONS:
    Purchase payments                                   37,435       42,480        16,523          2,727        41,020       1,854
    Redemptions                                       (301,190)     (90,985)      (14,320)       (65,866)      (65,087)    (16,067)
    Transfers between subaccounts, net                 380,301      (57,744)       (2,668)      (104,591)      (12,409)    132,074
    Contract maintenance charges                          (785)        (886)         (174)          (215)         (164)       (164)
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    Increase (decrease) in net assets resulting from
       contract transactions                           115,761     (107,135)         (639)      (167,945)      (36,640)    117,697
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    Total increase (decrease) in net assets            428,652     (324,435)       89,523       (285,505)      (31,940)    135,450

NET ASSETS:
    Beginning of period                              1,197,661    1,522,096       294,598        580,103       345,404     209,954
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    End of period                                $   1,626,313 $  1,197,661 $     384,121 $      294,598 $     313,464  $  345,404
                                                   ============  ===========  ============  =============  ============   =========
                                                   ============  ===========  ============  =============  ============   =========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        28,352        4,848         6,381          1,348         7,942      14,259
    Units redeemed                                     (20,459)      (9,017)       (7,397)       (13,846)      (10,181)     (6,931)
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    Net increase (decrease)                              7,893       (4,169)       (1,016)       (12,498)       (2,239)      7,328
                                                   ============  ===========  ============  =============  ============   =========
                                                   ============  ===========  ============  =============  ============   =========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                       MAXIM VALUE INDEX         NEUBERGER & BERMAN AMT     TEMPLETON FTVIPT FOREIGN
                                                           PORTFOLIO                 PARTNERS PORTFOLIO          SECURITIES CLASS I
                                                                                                                     PORTFOLIO
                                                   ---------------------------  ----------------------------------------------------
                                                   ---------------------------  ---------------------------  -----------------------
                                                      2003           2002          2003           2002          2003           2002
                                                   ------------  -------------  ------------  -------------  ------------   --------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income (loss)                 $       3,679 $        677 $      (1,348)$           62 $       2,554  $    2,609
    Net realized loss                                   (5,790)     (15,342)      (28,576)       (26,538)      (29,700)     (1,072)
    Change in net realized appreciation (depreciation)
       on investments                                   37,715      (18,920)      110,894        (60,050)       90,415     (44,150)
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    Increase (decrease) in net assets resulting
       from operations                                  35,604      (33,585)       80,970        (86,526)       63,269     (42,613)
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

CONTRACT TRANSACTIONS:
    Purchase payments                                   58,099        4,638        23,643         31,130        25,363      29,905
    Redemptions                                        (11,906)                   (60,517)        (4,680)      (22,006)     (2,461)
    Transfers between subaccounts, net                  96,747      (16,919)       72,863            876        66,469        (890)
    Contract maintenance charges                           (28)         (37)         (242)          (273)         (167)       (185)
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    Increase (decrease) in net assets resulting from
       contract transactions                           142,912      (12,318)       35,747         27,053        69,659      26,369
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    Total increase (decrease) in net assets            178,516      (45,903)      116,717        (59,473)      132,928     (16,244)

NET ASSETS:
    Beginning of period                                 95,948      141,851       259,591        319,064       190,763     207,007
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    End of period                                $     274,464 $     95,948 $     376,308 $      259,591 $     323,691  $  190,763
                                                   ============  ===========  ============  =============  ============   =========
                                                   ============  ===========  ============  =============  ============   =========

CHANGES IN UNITS OUTSTANDING:
    Units issued                                        14,143          471        10,044          9,069         9,590       3,201
    Units redeemed                                      (1,088)      (2,040)       (7,443)        (6,671)       (2,876)       (413)
                                                   ------------  -----------  ------------  -------------  ------------   ---------
                                                   ------------  -----------  ------------  -------------  ------------   ---------

    Net increase (decrease)                             13,055       (1,569)        2,601          2,398         6,714       2,788
                                                   ============  ===========  ============  =============  ============   =========
                                                   ============  ===========  ============  =============  ============   =========


The accompanying notes are an integral part of these financial statements.                                               (Continued)

MAXIM SERIES ACCOUNT OF

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      TOTAL MAXIM SERIES III ACCOUNT
                                                                                                      ---------------------------
                                                                                                      ---------------------------
                                                                                                         2003           2002
                                                                                                      ------------   ------------
                                                                                                      ------------   ------------
Maxim Series III Account:

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

    Net investment income                                                                           $      38,650  $      40,213
    Net realized loss                                                                                    (894,217)    (1,352,830)
    Change in net realized depreciation
       on investments                                                                                   3,038,004     (1,166,935)
                                                                                                      ------------   ------------
                                                                                                      ------------   ------------

    Increase (decrease) in net assets resulting
       from operations                                                                                    2,182,437     (2,479,552)
                                                                                                        ------------   ------------
                                                                                                        ------------   ------------

CONTRACT TRANSACTIONS:
    Purchase payments                                                                                       722,293        384,485
    Redemptions                                                                                          (1,436,456)    (2,860,033)
    Transfers between subaccounts, net                                                                     (569,173)      (800,138)
    Contract maintenance charges                                                                             (7,332)        (8,148)
                                                                                                        ------------   ------------
                                                                                                        ------------   ------------

    Decrease in net assets resulting from
       contract transactions                                                                             (1,290,668)    (3,283,834)
                                                                                                        ------------   ------------
                                                                                                        ------------   ------------

    Total increase (decrease) in net assets                                                                 891,769     (5,763,386)

NET ASSETS:
    Beginning of period                                                                                  11,459,527     17,222,913
                                                                                                        ------------   ------------
                                                                                                        ------------   ------------

    End of period                                                                                     $  12,351,296  $  11,459,527
                                                                                                        ============   ============
                                                                                                        ============   ============

CHANGES IN UNITS OUTSTANDING:
    Units issued                                                                                            246,378        138,547
    Units redeemed                                                                                         (355,905)      (367,991)
                                                                                                        ------------   ------------
                                                                                                        ------------   ------------

    Net decrease                                                                                           (109,527)      (229,444)
                                                                                                        ============   ============
                                                                                                        ============   ============


The accompanying notes are an integral part of these financial statements.                                               (Concluded)

MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                                                 At December 31,                               For the year ended    For the year or
                                                      2003                                      December 31, 2003      period ended
                                                                                                                   December 31, 2003
                                                  -------------------------------------------   ------------------------------------
                                                  -------------------------------------------   ------------------    --------------
                                                   Units    Unit Fair               Net         Expense               Total
                                                              Value                 Assets        Ratio               Return
                                                            lowest to                (000s)       lowest to           lowest to
                                                  (000s)     highest                               highest             highest
                                                  --------  -------------------    ----------   -----------------  --------------
                                                  --------  -------------------    ----------   -----------------  --------------


Maxim Series I Account:
MAXIM MONEY MARKET PORTFOLIO                            0 * $ 25.98 to $ 25.98    $      9     0.50 % to 0.50%   (0.55)% to (0.55)%
MAXIM STOCK INDEX PORTFOLIO                             0 * $ 76.50 to $ 76.50    $     13     0.50 % to 0.50%   26.76 % to 26.76 %

Maxim Series II Account:

MAXIM MONEY MARKET PORTFOLIO                          103   $ 20.13 to $ 20.31    $  2,080     1.25 % to 1.40%   (0.67)% to (0.52)%
MAXIM STOCK INDEX PORTFOLIO                           197   $ 61.53 to $ 62.45    $ 12,356     1.40 % to 1.40%   26.63 % to 26.63 %
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO            153   $ 32.62 to $ 32.95    $  5,029     1.40 % to 1.40%    1.15 % to  1.15 %

Maxim Series III Account:

DREYFUS STOCK INDEX PORTFOLIO                          50   $  9.34 to $  9.34    $    468     0.50 % to 0.50 %  27.73 % to 27.73 %
FIDELITY VIP CONTRAFUND II PORTFOLIO                   13   $ 13.02 to $ 13.02    $    167     1.25 % to 1.25 %  26.88 % to 26.88 %
JANUS ASPEN SERIES FLEXIBLE INCOME PORTFOLIO           12   $ 13.33 to $ 13.33    $    159     0.50 % to 0.50 %   5.86 % to  5.86 %
MAXIM AGGRESSIVE PROFILE I PORTFOLIO                    3   $ 12.27 to $ 12.27    $     42     1.25 % to 1.25 %  28.96 % to 28.96 %
MAXIM ARIEL MIDCAP VALUE PORTFOLIO                     28   $ 31.78 to $ 31.78    $    893     1.25 % to 1.25 %  27.97 % to 27.97 %
MAXIM ARIEL SMALL-CAP VALUE PORTFOLIO                   8   $ 28.65 to $ 28.65    $    218     1.25 % to 1.25 %  27.64 % to 27.64 %
MAXIM BOND INDEX PORTFOLIO                              5   $ 10.93 to $ 10.93    $     50     1.25 % to 1.25 %   1.79 % to  1.79 %
MAXIM CONSERVATIVE PROFILE I PORTFOLIO                  3   $ 12.61 to $ 12.61    $     38     1.25 % to 1.25 %   9.96 % to  9.96 %
MAXIM GROWTH INDEX PORTFOLIO                           74   $  7.91 to $ 10.48    $    681     0.50 % to 1.25 %  23.31 % to 24.24 %
MAXIM INDEX 600 PORTFOLIO                              16   $ 23.11 to $ 23.11    $    372     1.25 % to 1.25 %  36.41 % to 36.41 %
MAXIM INVESCO ADR PORTFOLIO                            20   $ 16.04 to $ 16.04    $    323     1.25 % to 1.25 %  29.68 % to 29.68 %
MAXIM LOOMIS SAYLES BOND PORTFOLIO                     14   $ 22.78 to $ 22.78    $    320     1.25 % to 1.25 %  28.49 % to 28.49 %
MAXIM MFS SMALL-CAP GROWTH PORTFOLIO                   24   $ 23.15 to $ 23.15    $    554     1.25 % to 1.25 %  29.33 % to 29.33 %
MAXIM MODERATELY AGGRESSIVE PROFILE I PORTFOLIO        17   $ 12.66 to $ 12.66    $    215     1.25 % to 1.25 %  22.43 % to 22.43 %
MAXIM MODERATELY CONSERVATIVE PROFILE I PORTFOLIO       3   $ 12.01 to $ 12.01    $     34     1.25 % to 1.25 %  15.06 % to 15.06 %
MAXIM MODERATE PROFILE I PORTFOLIO                     44   $ 12.66 to $ 12.66    $    562     1.25 % to 1.25 %  18.70 % to 18.70 %
MAXIM MONEY MARKET PORTFOLIO                          120   $ 11.49 to $ 12.61    $  1,484     0.50 % to 1.25 %  (0.52)% to  0.22 %
MAXIM STOCK INDEX PORTFOLIO                           105   $ 23.53 to $ 23.53    $  2,472     1.25 % to 1.25 %  26.82 % to 26.82 %
MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO            82   $ 12.64 to $ 25.39    $  1,626     0.50 % to 1.25 %  24.20 % to 25.14 %
MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO            23   $ 16.59 to $ 16.59    $    384     1.25 % to 1.25 %  36.11 % to 36.11 %
MAXIM U.S. GOVERNMENT SECURITIES PORTFOLIO             19   $ 16.27 to $ 16.27    $    313     1.25 % to 1.25 %   1.30 % to  1.30 %
MAXIM VALUE INDEX PORTFOLIO                            24   $ 11.56 to $ 11.56    $    274     1.25 % to 1.25 %  28.81 % to 28.81 %
NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO              36   $ 10.52 to $ 10.52    $    376     0.50 % to 0.50 %  34.42 % to 34.42 %
TEMPLETON FTVIPT FOREIGN SECURITIES CLASS I PORTFOLIO  30   $ 10.74 to $ 10.74    $    324     0.50 % to 0.50 %  31.89 % to 31.89 %

* The Investment Division has units that round to less than 1,000 units.



                                                                                                    MAXIM MONEY       MAXIM STOCK
                                                                                                 MARKET PORTFOLIO  INDEX PORTFOLIO
                                                                                                ------------------------------------
Maxim Series I Account:
Expenses as a % of net assets                                                                             1.25                1.25

            2002

------------------------------
 Ending Unit Value                                                                                      $ 26.14             $ 60.20
 Number of Units Outstanding                                                                                338                 173
 Net Assets (000's)                                                                                         $ 9                $ 10
 Total Return                                                                                             0.15%             (23.05%)

            2001

------------------------------
 Ending Unit Value                                                                                      $ 26.10             $ 78.23
 Number of Units Outstanding                                                                              1,391                 173
 Net Assets (000's)                                                                                        $ 36                $ 14
 Total Return                                                                                             2.50%             (12.84%)

            2000

------------------------------
 Ending Unit Value                                                                                      $ 25.46             $ 89.76
 Number of Units Outstanding                                                                              1,394                 182
 Net Assets (000's)                                                                                        $ 35                $ 16
 Total Return                                                                                             4.73%              (8.97%)

            1999

------------------------------
 Ending Unit Value                                                                                      $ 24.31             $ 98.60
 Number of Units Outstanding                                                                              1,396                 182
 Net Assets (000's)                                                                                        $ 34                $ 18
 Total Return                                                                                             3.53%              18.00%

                                                                                                                         (Continued)


                                 MAXIM MONEY MARKET PORTFOLIO         MAXIM STOCK INDEX PORTFOLIO            MAXIM U.S. GOVERNMENT
                                                                                                             SECURITIES PORTFOLIO
                               ---------------------------------   ---------------------------------   -----------------------------
Maxim Series II Account:                                           Qualified       Non-Qualified       Qualified       Non-Qualified
Expenses as a % of net assets       1.25              1.40            1.40              1.40              1.40              1.40

           2002

----------------------------
----------------------------
 Ending Unit Value                    $ 20.24           $ 20.45           $ 49.32           $ 48.59           $ 32.25       $ 32.57
 Number of Units Outstanding           31,976            35,824           125,837            92,294            61,577       104,491
 Net Assets (000's)                     $ 647             $ 733           $ 6,208           $ 4,610           $ 1,994       $ 3,406
 Total Return                           0.15%            (0.05%)          (23.03%)          (23.04%)            8.29%         8.28%

           2001

----------------------------
----------------------------
 Ending Unit Value                    $ 20.21           $ 20.46           $ 64.08           $ 63.14           $ 29.78       $ 30.08
 Number of Units Outstanding           29,989            34,028           159,950            99,712            67,989       113,524
 Net Assets (000's)                     $ 606             $ 696          $ 10,249           $ 6,296           $ 2,025       $ 3,415
 Total Return                           2.38%             2.35%           (12.89%)          (12.89%)            5.57%         5.58%

           2000

----------------------------
----------------------------
 Ending Unit Value                    $ 19.74           $ 19.99           $ 73.56           $ 72.48           $ 28.21       $ 28.49
 Number of Units Outstanding           33,452            51,322           176,260           111,222            80,259       138,456
 Net Assets (000's)                     $ 660           $ 1,026          $ 12,966           $ 8,061           $ 2,264       $ 3,945
 Total Return                           4.56%             4.55%            (9.24%)           (9.24%)            9.09%         9.07%

           1999

----------------------------
----------------------------
 Ending Unit Value                    $ 18.88           $ 19.12           $ 81.05           $ 79.86           $ 25.86       $ 26.12
 Number of Units Outstanding           55,579            68,210           198,848           139,977            94,212       151,711
 Net Assets (000's)                   $ 1,049           $ 1,304          $ 16,117          $ 11,179           $ 2,436       $ 3,963
 Total Return                           3.40%             3.41%            18.08%            18.07%            (1.07%)       (1.10%)

                                                                                                                         (Continued)

                               DREYFUS      FIDELITY VIP     JANUS ASPEN        MAXIM       MAXIM ARIEL    MAXIM ARIEL    MAXIM BOND
                             STOCK INDEX    II CONTRAFUND       SERIES        AGGRESSIVE    MIDCAP VALUE     SMALL-CAP       INDEX
                              PORTFOLIO       PORTFOLIO        FLEXIBLE       PROFILE I      PORTFOLIO         VALUE       PORTFOLIO
                                                                INCOME        PORTFOLIO                      PORTFOLIO
                                                               PORTFOLIO
                              ------------------------------------------------------------------------------------------------------
Maxim Series III Account:

Expenses as a % of net assets     0.50            1.25            0.50            1.25           1.25           1.25           1.25

           2002

---------------------------
 Ending Unit Value                  $ 7.31          $ 10.26        $ 12.60          $ 9.51        $ 24.83        $ 22.45    $ 10.74
 Number of Units Outstanding        46,181           15,923         14,958           4,426         27,764         10,923      3,557
 Net Assets (000's)                  $ 338            $ 163          $ 188            $ 42          $ 689          $ 245       $ 38
 Total Return                      (22.73%)         (10.47%)         9.95%         (18.65%)       (11.89%)        (7.42%)     7.40%

           2001

---------------------------
 Ending Unit Value                  $ 9.46          $ 11.46        $ 11.46         $ 11.69        $ 28.18        $ 24.25
 Number of Units Outstanding        42,847           25,897          9,916           6,176         30,078          6,514
 Net Assets (000's)                  $ 405            $ 297          $ 114            $ 72          $ 848          $ 158
 Total Return                      (12.65%)         (13.38%)         7.20%          (6.93%)        16.69%         14.17%

           2000

---------------------------
 Ending Unit Value                 $ 10.83          $ 13.23        $ 10.69         $ 12.56        $ 24.15        $ 21.24
 Number of Units Outstanding        30,255           33,124          9,047           6,417         29,343          2,879
 Net Assets (000's)                  $ 328            $ 438           $ 97            $ 81          $ 709           $ 61
 Total Return                       (9.75%)          (7.80%)         5.74%          (7.99%)        17.23%         25.09%

           1999

---------------------------
 Ending Unit Value                 $ 12.00          $ 14.35        $ 10.11         $ 13.65        $ 20.60        $ 16.98
 Number of Units Outstanding        35,510           11,336         13,309           6,019         51,895          5,405
 Net Assets (000's)                  $ 426            $ 163          $ 135            $ 82        $ 1,069           $ 92
 Total Return                       20.00%           22.75%          1.10%          20.26%         (0.96%)        (6.96%)

                                                                                                                        (Continued)

                                 MAXIM          MAXIM GROWTH INDEX          MAXIM INDEX    MAXIM INVESCO   MAXIM LOOMIS   MAXIM MFS
                             CONSERVATIVE           PORTFOLIO                   600       ADR PORTFOLIO    SAYLES BOND    SMALL-CAP
                              PROFILE I                                      PORTFOLIO                      PORTFOLIO      GROWTH
                              PORTFOLIO                                                                                   PORTFOLIO
                           ----------------------------------------------   --------------------------------------------------------
Maxim Series III Account:

Expenses as a % of net assets  1.25            0.50            1.25            1.25           1.25            1.25           1.25

          2002

-------------------------
-------------------------
 Ending Unit Value               $ 11.47         $ 6.37           $ 8.50        $ 16.94         $ 12.37        $ 17.73     $ 17.90
 Number of Units Outstanding       2,011         37,168           45,398         13,926          16,951         14,888      25,685
 Net Assets (000's)                 $ 23          $ 237            $ 385          $ 236           $ 210          $ 264       $ 460
 Total Return                     (1.88%)       (24.44%)         (24.98%)       (16.30%)        (14.22%)         9.72%     (31.84%)

          2001

-------------------------
-------------------------
 Ending Unit Value               $ 11.69         $ 8.43          $ 11.33        $ 20.24         $ 14.42        $ 16.16     $ 26.26
 Number of Units Outstanding       8,012         39,917           57,981         17,208          20,956         52,542      38,392
 Net Assets (000's)                 $ 94          $ 337            $ 657          $ 348           $ 302          $ 849     $ 1,008
 Total Return                      1.56%        (13.54%)         (14.23%)         4.49%         (17.60%)         1.25%     (23.82%)

          2000

-------------------------
-------------------------
 Ending Unit Value               $ 11.51         $ 9.75          $ 13.21        $ 19.37         $ 17.50        $ 15.96     $ 34.47
 Number of Units Outstanding      10,796         45,192           64,917         18,670          23,147         56,967      46,875
 Net Assets (000's)                $ 124          $ 441            $ 858          $ 362           $ 405          $ 909     $ 1,616
 Total Return                      4.54%        (22.74%)         (23.33%)         8.88%         (11.26%)         3.30%     (13.48%)

          1999

-------------------------
-------------------------
 Ending Unit Value               $ 11.01        $ 12.62          $ 17.23        $ 17.79         $ 19.72        $ 15.45     $ 39.84
 Number of Units Outstanding      17,411         28,151           26,778         20,517          27,044         60,769      34,724
 Net Assets (000's)                $ 192          $ 355            $ 461          $ 365           $ 533          $ 939     $ 1,383
 Total Return                      3.57%         26.20%           25.31%         10.50%          21.13%          3.62%      78.57%

                                                                                                                        (Continued)

                                 MAXIM MODERATELY    MAXIM MODERATELY   MAXIM MODERATE   MAXIM MONEY MARKET PORFOLIO     MAXIM STOCK
                               AGGRESSIVE PROFILE     CONSERVATIVE        PROFILE I                                         INDEX
                                   I PORTFOLIO          PROFILE I         PORTFOLIO                                       PORTFOLIO
                                                        PORTFOLIO
                               ---------------------------------------------------------------------------------------   -----------
Maxim Series III Account:

Expenses as a % of net assets        1.25                1.25              1.25             0.50            1.25             1.25

            2002

-----------------------------
-----------------------------
 Ending Unit Value                       $ 10.34            $ 10.44          $ 10.67          $ 11.46         $ 12.68      $ 18.56
 Number of Units Outstanding              13,911                877           24,329           13,945         110,458      107,411
 Net Assets (000's)                        $ 144                $ 9            $ 260            $ 160         $ 1,400      $ 1,993
 Total Return                            (13.18%)            (6.54%)          (9.65%)           0.88%           0.16%      (22.89%)

            2001

-----------------------------
-----------------------------
 Ending Unit Value                       $ 11.91            $ 11.17          $ 11.81          $ 11.36         $ 12.66      $ 24.07
 Number of Units Outstanding              37,412              4,173           24,656           12,592         112,573      137,794
 Net Assets (000's)                        $ 445               $ 47            $ 291            $ 143         $ 1,426      $ 3,317
 Total Return                             (5.78%)            (1.50%)          (3.98%)           3.27%           2.43%      (12.79%)

            2000

-----------------------------
-----------------------------
 Ending Unit Value                       $ 12.64            $ 11.34          $ 12.30          $ 11.00         $ 12.36      $ 27.60
 Number of Units Outstanding              30,244              5,753           23,877           22,900          85,500      156,654
 Net Assets (000's)                        $ 382               $ 65            $ 294            $ 252         $ 1,057      $ 4,324
 Total Return                             (5.53%)            (1.73%)          (2.61%)           5.47%           4.75%       (9.06%)

            1999

-----------------------------
-----------------------------
 Ending Unit Value                       $ 13.38            $ 11.54          $ 12.63          $ 10.43         $ 11.80      $ 30.35
 Number of Units Outstanding              32,080              5,942           29,200            4,194         278,853      124,499
 Net Assets (000's)                        $ 429               $ 69            $ 369             $ 44         $ 3,290      $ 3,779
 Total Return                             20.54%              6.95%           15.03%            4.30%           3.51%       18.23%

                                                                                                                        (Continued)

                                  MAXIM T. ROWE PRICE        MAXIM T. ROWE     MAXIM U.S.     MAXIM VALUE    NEUBERGER &   TEMPLETON
                               EQUITY/INCOME PORTFOLIO       PRICE MIDCAP     GOVERNMENT        INDEX        BERMAN AMT     FTVIPT
                                                                GROWTH        SECURITIES      PORTFOLIO       PARTNERS     FOREIGN
                                                              PORTFOLIO        PORTFOLIO                     PORTFOLIO    SECURITIES
                                                                                                                           CLASS 1
                                                                                                                          PORTFOLIO
                            --------------------------------------------------------------------------------------------------------
Maxim Series III Account:

Expenses as a % of net assets   0.50            1.25            1.25            1.25            1.25           0.50            0.50

          2002

--------------------------
--------------------------
 Ending Unit Value               $ 10.10         $ 20.45        $ 12.19        $ 16.06          $ 8.97         $ 7.83        $ 8.14
 Number of Units Outstanding      30,041          43,736         24,170         21,503          10,694         33,154        23,432
 Net Assets (000's)                $ 303           $ 895          $ 295          $ 345            $ 96          $ 260         $ 191
 Total Return                    (13.60%)        (14.22%)       (22.95%)         8.44%         (22.47%)       (24.49%)      (18.84%)

          2001

--------------------------
--------------------------
 Ending Unit Value               $ 11.69         $ 23.84        $ 15.82        $ 14.81         $ 11.57        $ 10.37       $ 10.03
 Number of Units Outstanding      27,642          50,304         36,668         14,175          12,263         30,756        20,644
 Net Assets (000's)                $ 323         $ 1,199          $ 580          $ 210           $ 142          $ 319         $ 207
 Total Return                      1.12%           0.38%         (2.41%)         5.71%         (13.46%)        (3.36%)      (16.14%)

          2000

--------------------------
--------------------------
 Ending Unit Value               $ 11.56         $ 23.75        $ 16.21        $ 14.01         $ 13.37        $ 10.73       $ 11.96
 Number of Units Outstanding      24,910          55,601         39,552         10,223          12,491         27,070        19,971
 Net Assets (000's)                $ 288         $ 1,321          $ 641          $ 143           $ 167          $ 290         $ 239
 Total Return                     12.34%          11.50%          6.02%          9.20%           4.05%          0.47%        (2.69%)

          1999

--------------------------
--------------------------
 Ending Unit Value               $ 10.29         $ 21.30        $ 15.29        $ 12.83         $ 12.85        $ 10.68       $ 12.29
 Number of Units Outstanding      19,744          75,493         10,285         22,422           2,992         18,815        10,981
 Net Assets (000's)                $ 203         $ 1,608          $ 157          $ 288            $ 38          $ 201         $ 135
 Total Return                      2.90%           2.11%         23.11%         (0.93%)         10.02%          6.80%        22.90%


                                                                                                                        (Concluded)




MAXIM SERIES ACCOUNT OF
GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003
--------------------------------------------------------------------------------


1.    ORGANIZATION

      The Maxim Series Account (the Series Account), a separate account of Great-West Life & Annuity Insurance Company (the Company), was established under Kansas law. In 1990, the Series Account was conformed to comply with Colorado law in connection with the Company's redomestication to the State of Colorado. The Series Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Series Account is a funding vehicle for both group and individual variable annuity contracts. The Series Account consists of numerous investment divisions being treated as an individual separate account and investing all of its investible assets in the named underlying mutual fund.

      As of September 24, 1984, the administrative charges of the Series Account were changed by a vote of the Board of Directors. Contracts purchased through September 24, 1984 (Maxim Series I) were and will remain subject to the previous charges while the contracts purchased after September 24, 1984 (Maxim Series II) are charged with the new amounts (see Note 4). As a result of changes in the administrative charges, the contracts purchased after September 24, 1984 are being accounted for separately.

      As of September 19, 1994 the Company began offering a new contract in the Series Account (Maxim Series III MVP contracts). The administrative charges for these contracts differ from the administrative charges for the contracts in the Maxim Series I and Maxim Series II (see Note 4) and are therefore accounted for separately. On September 1, 1998, the Company began offering an additional contract within Maxim Series III, the AICPA contracts. The administrative charges for these contracts is different from the charges for the MVP contracts within Maxim Series III (see Note
      4).

      Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Series Account's assets applicable to reserves and other contract liabilities with respect to the Series Account is not chargeable with liabilities arising out of any other business the Company may conduct.

2.    SIGNIFICANT ACCOUNTING POLICIES Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Series Account.

      Security Transactions

      Investments made in the underlying mutual funds are valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

      Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

      Contracts in the Payout Phase

      Net assets allocated to contracts in the payout phase are computed according to the 2000 Individual Annuitant Mortality Table. The assumed investment return is 5 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company and recorded as surrenders reflected in the Statement of Changes in Net Assets.

      Federal Income Taxes

      The operations of the Series Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Series Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Series Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

      Net Transfers

      Net transfers include transfers between investment divisions of the Series Account as well as transfers between other investment options of the Company.

      Investment Income Ratio

      The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the investment division from the underlying mutual fund divided by average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values and has been annualized for any investment division not having a full year of operations. The recognition of investment income by the investment division is affected by the timing of the declaration of dividends by the underlying fund in which the investment division invests.

3.    PURCHASES AND SALES OF INVESTMENTS

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 2003 were as follows:

                                                              Purchases            Sales
                                                            ---------------    ---------------
      Maxim Series I Account:
      Maxim Bond Portfolio                               $             275  $          60,967
      Maxim Money Market Portfolio                                      68                140
      Maxim Stock Index Portfolio                                    1,195                159
                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Total                                              $                  $
                                                            ===============    ===============
                                                            ===============    ===============


                                                              Purchases            Sales

                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Maxim Series II Account:

      Maxim Bond Portfolio                               $          56,856  $       1,726,142
      Maxim Money Market Portfolio                               1,034,318            333,414
      Maxim Stock Index Portfolio                                1,411,691          1,616,791
      Maxim U.S. Government Securities Portfolio                   421,074            670,574
                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Total                                              $                  $
                                                            ===============    ===============

                                                              Purchases            Sales

                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Maxim Series III Account:

      Dreyfus Stock Index Portfolio                      $          53,756  $          18,596
      Fidelity VIP II Contrafund Portfolio                          48,193             72,610
      Janus Aspen Series Flexible Income Portfolio                  25,706             59,194
      Maxim Aggressive Profile I Portfolio                           1,016             11,944
      Maxim Ariel MidCap Value Portfolio                            76,389             60,864
      Maxim Ariel Small-Cap Value Portfolio                         46,495            110,165
      Maxim Bond Portfolio                                          19,262            358,245
      Maxim Bond Index Portfolio                                    64,857             51,193
      Maxim Conservative Profile I Portfolio                        40,707             27,823
      Maxim Founders Growth & Income Portfolio                           0             19,110
      Maxim Growth Index Portfolio                                  75,718            133,155
      Maxim Index 600 Portfolio                                     78,588             28,915
      Maxim INVESCO Balanced Portfolio                              88,811          1,479,535
      Maxim INVESCO ADR Portfolio                                   66,899             20,073
      Maxim Loomis Sayles Bond Portfolio                           136,117            137,514
      Maxim MFS Small-Cap Growth Portfolio                          26,489             63,601
      Maxim Moderate Profile I Portfolio                           259,208             16,094
      Maxim Moderately Aggressive Profile I Portfolio               38,829              2,116
      Maxim Moderately Conservative Profile I Portfolio             22,753                651
      Maxim Money Market Portfolio                                 911,644            987,112
      Maxim Stock Index Portfolio                                  514,008            336,020
      Maxim T. Rowe Price Equity/Income Portfolio                  461,471            338,626
      Maxim T. Rowe Price MidCap Growth Portfolio                  102,439             95,520
      Maxim U.S. Government Securities Portfolio                   130,016            154,236
      Maxim Value Index Portfolio                                  160,054             13,412
      Neuberger & Berman AMT Partners Portfolio                     95,860             63,866
      Templeton FTVIPT Foreign Securities Class I                   94,912             25,143
      Portfolio
                                                            ---------------    ---------------
                                                            ---------------    ---------------
      Total                                              $                  $
                                                            ===============    ===============


4.    EXPENSES AND RELATED PARTY TRANSACTIONS

      Below is a description of the types of charges assessed by the separate account. The chart that follows the descriptions indicates the fees for each product.

      Contract Maintenance Charge (or Certificate Maintenance Charge, as applicable)

      On the last valuation date of each contract year before the retirement date, the Company deducts from each participant account a maintenance charge as compensation for the administrative services provided to contract owners (or certificate owners in the case of the AICPA contracts). If the account is established after the beginning of the year, the charge is deducted on the first day of the next calendar quarter and prorated for the portion of the year remaining.

      Charges Incurred for Total or Partial Surrenders

      Certain contracts contain provisions relating to a contingent deferred sales charge. In such contracts, charges will be made for total or partial surrender of a participant annuity account in excess of the "free amount" before the retirement date by a deduction from a participant's account. The "free amount" for Maxim III MVP contracts is an amount equal to 10% of the participant account value at December 31 of the calendar year prior to the partial or total surrender.

      Deductions for Assumption of Mortality and Expense Risks

      The Company deducts an amount, computed daily, from the net asset value of the Series Account investments to compensate the Company for its assumption of certain mortality, death benefit, and expense risks. The level of the charge is guaranteed and will not change.

      Deductions for Premium Taxes

      The Company currently will pay any applicable premium tax or other tax, levied by the government, when due. If the contract value is used to purchase an annuity under the annuity options, the dollar amount of any premium tax previously paid or payable upon annuitization by the Company will be charged against the contract value.

      Fee Table

                                                                               Maxim III
                                               Maxim I       Maxim II        MVP          AICPA
                                              ---------     ----------    ---------     ---------
      Contract/Certificate Maintenance Charge       30     $       35           27     $     30*
      ---------------------------------------   -------       --------      -------       --------
      Transfers                                      0     $        0            0     $     24**
      ---------------------------------------   -------       --------      -------       --------
      Mortality & Expense Risks                  1.25%          1.40%        1.25%           .5%
      ---------------------------------------   -------       --------      -------       --------

      * Fee is waived if account balance is greater than $25,000 on the contract anniversary date.
      ** Fee is assessed per transfer if there are more than 24 transfers per calendar year.

      Related Party Transactions

      GW Capital Management, LLC, a wholly owned subsidiary of the Company, serves as investment adviser to Maxim Series Fund, Inc. Fees are assessed against the average daily net assets of the affiliated funds to compensate GW Capital Management, LLC for investment advisory services.

5.    ACCUMULATION UNIT VALUES

      A summary of accumulation units outstanding for variable annuity contracts, the range of the lowest to highest expense ratio, excluding expenses of the underlying funds, the related total return and the related accumulation unit fair values for the year ended December 31, 2003 is included on the following page. For the years ended December 31, 2002, 2001, 2000 and 1999, ending unit values, the number of units outstanding, net assets and total return are shown separately for each expense band of each investment division.

      The Expense Ratios represent the annualized contract expenses of the Series Account, consisting of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

      The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized. As the total return for the year ended December 31, 2003 is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

                                     PART C
                                OTHER INFORMATION


Item 24.   Financial Statements and Exhibits

           (a)    Financial Statements

        The consolidated balance sheets of GWL&A as of December 31, 2003 and 2002, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2003, as well as the financial statements of the Series Account as of December 31, 2003 for the years ended December 31, 2003 and 2002, are included in Part B.



           (b)    Exhibits

                  (1) Copy of resolution of Board of Directors of Depositor establishing Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

                  (2)     Not Applicable


                  (3) Form Underwriting Agreement is incorporated by reference to Registrant's Pre- Effective Amendment No. 1 (File No. 333-44839) filed August 14, 1998.

                  (4) Form of variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on its Form S-6 filed March 10, 1982. Copy of variable annuity contract currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

                  (5) Form of application used with variable annuity contracts no longer being offered by Registrant are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 (File No. 2-73879) on Form S-6 filed March 10, 1982. Copy of application used with variable annuity contract currently is incorporated by reference to Registrant's Post Effective Amendment No. 8 on Form N-4 (File No. 33-82610) filed April 27, 2001.

                  (6) Copies of Articles of Incorporation and Bylaws of Depositor are incorporated by reference to Pre-Effective Amendment No. 2 to the Depositor's Registration Statement on Form S-1 (File No. 333-01173) filed on October 29, 1996.

                  (7)    Not Applicable

                  (8)    Not Applicable

                    (9) Copy of opinion of counsel for contracts no longer being offered by Registrant are incorporated by reference to Registrant's Post-Effective Amendment No. 14 to its Registration Statement on Form N-4 (File No. 2-73879) filed April 30, 1987. Copy of opinion of counsel for contracts currently being offered by Registrant is incorporated by reference to Registrant's Post Effective Amendment No. 8 (File No. 33-82610) filed April 27, 2001.

                  (10)   (a) Written Consent of Jorden Burt LLP filed herewith.

                         (b) Written Consent of Deloitte & Touche LLP filed
                             herewith.

..
                  (11)   Not Applicable

                  (12)   Not Applicable



Item 25.   Directors and Officers of the Depositor

                                                                Positions and Offices
Name                     Principal Business Address                 with Depositor
----                     --------------------------             ---------------------
James Balog           2205 North Southwinds Boulevard, Apt. 307     Director
                      Vero Beach, Florida 32963

James W. Burns, O.C.            (7)                                 Director

Orest T. Dackow                 (3)                                 Director

Andre Desmarais                 (4)                                 Director

Paul Desmarais, Jr.             (4)                                 Director

Robert Gratton                  (5)                                 Chairman

Kevin P. Kavanagh, C.M.         (1)                                 Director

William Mackness         696 Whitehaven Crescent                    Director
                         London, Ontario N6G 4V4

William T. McCallum             (3)                                 Director, President and
                                                                    Chief Executive Officer

Jerry E.A. Nickerson     H.B. Nickerson & Sons Limited              Director
                         P.O. Box 130
                         255 Commercial Street
                         North Sydney, Nova Scotia B2A 3M2


David A. Nield           330 University Ave.                        Director
                         Toronto, Ontario M5G 1R8
                         Canada


Michel Plessis-Belair, F.C.A.   (4)                                 Director

Brian E. Walsh           QVan Capital, LLC                          Director
                         1 Dock Street, 4th Floor
                         Stamford, Connecticut 06902


John A. Brown                   (3)                                 Senior Vice-President,
                                                                    BenefitsCorp
                                                                    Healthcare Markets


S. Mark Corbett                 (3)                                 Senior Vice-President,
                                                                    Investments


Glen R. Derback                 (3)                                 Senior Vice-President and
                                                                    Controller

John R. Gabbert                 (2)                                 Senior Vice President,
                                                                    Employee Benefits
                                                                    Chief Information Officer

Donna A. Goldin                 (2)                                 Senior Vice-President
                                                                    Operations


Mitchell T.G. Graye             (3)                                 Executive Vice-President,
                                                                    Chief Financial Officer


                                                                    Positions and Offices
Name                     Principal Business Address                    with Depositor
----                     --------------------------                    ----------------

Wayne Hoffmann                  (3)                                 Senior Vice-President,
                                                                    Investments


D. Craig Lennox                 (6)                                 Senior Vice-President,
                                                                    General Counsel and
                                                                    Secretary


James L. McCallen               (3)                                 Senior Vice-President and
                                                                    Actuary

Graham R. McDonald              (3)                                 Senior Vice-President,
                                                                    Corporate Finance and
                                                                    Investment Operations

Charles P. Nelson               (3)                                 President,
                                                                    BenefitsCorp, Inc.

Deborah L. Origer               (2)                                 Senior Vice-President,
                                                                    Healthcare Markets

Martin Rosenbaum                (2)                                 Senior Vice-President,
                                                                    Employee Benefits


Richard F. Rivers               (2)                                 Executive Vice President,
                                                                    Employee Benefits


Gregory E. Seller               (3)                                 Senior Vice-President,
                                                                    BenefitsCorp
                                                                    Government Markets

Robert K. Shaw                  (3)                                 Senior Vice-President,
                                                                    Individual Markets

Mark Stadler                    (2)                                 Senior Vice President,
                                                                    National and Mid Markets

Douglas L. Stefanson            (2)                                 Senior Vice-President,
                                                                    Healthcare Underwriting

George D. Webb                  (3)                                 Senior Vice-President,
                                                                    P/NP Operations



Douglas L. Wooden               (3)                                 Executive Vice-President,
                                                                    Financial Services


(1) 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.
(2) 8505 East Orchard Road, Greenwood Village, Colorado 80111.
(3) 8515 East Orchard Road, Greenwood Village, Colorado 80111.
(4) Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada
    H2Y 2J3.
(5) Power Financial Corporation, 751 Victoria Square, Montreal, Quebec,
    Canada H2Y 2J3.
(6) 8525 East Orchard Road, Greenwood Village, Colorado 80111.
(7) Power Corporation of Canada, 1 Lombard Place, 26th Floor, Winnipeg,
    Manitoba, Canada R3B 0X5






Item 26. Persons controlled by or under common control with the Depositor or Registrant
         ------------------------------------------------------------------------------

(State/Country of Organization) - Nature of Business


Power Corporation of Canada (Canada) - Holding and Management Company
   100.0%  - 2795957 Canada Inc. (Canada) - Holding Company
       100.0%  - 171263 Canada Inc. (Canada) - Holding Company
           67.1%  - Power Financial Corporation (Canada) - Holding Company
                74.6%  - Great-West Lifeco Inc. (Canada) - Holding Company
                   100.0% - GWL&A Financial (Canada) Inc. (Canada) - Holding Company
                       100.0% - GWL&A Financial (Nova Scotia) Co. (Canada) - Holding Company
                          100.0% - GWL&A Financial Inc. (Delaware) - Holding Company
                            100.0%  - Great-West Life & Annuity Capital I (Delaware) - Business Trust
                            100.0%  - Great-West Life & Annuity Insurance Company (Colorado) - Life and Health Insurance Company
                                100.0%  - First Great-West Life & Annuity Insurance Company (New York) - Life and   Health
                                          Insurance Company
                                100.0%  - Advised Assets Group, LLC (Colorado) - Investment Adviser
                                100.0% - Alta Health & Life Insurance Company (Indiana) - Life and Health Insurance Company
                                    100.0%  - Alta Agency, Inc. (New York) - Insurance Agency
                                100.0%  - BenefitsCorp, Inc. (Delaware) - Insurance Agency
                                    100.0%  - BenefitsCorp Equities, Inc. (Delaware) - Securities Broker/Dealer
                                    100.0% - BenefitsCorp of Wyoming, Inc. (Wyoming) - Insurance Agency
                                100.0% - Canada Life Insurance Company of America (Michigan) - Life and Health Insurance
                                         Company
                                    100.0% - Canada Life of America Financial Services, Inc. (Georgia) - Securities Broker/Dealer
                                100.0% - Canada Life Insurance Company of New York (New York) - Life and Health Insurance
                                    Company
                                100.0%  - National Plan Coordinators of Delaware, Inc. (Delaware) - Third Party Administrator
                                    100.0%  - NPC Securities, Inc. (California) - Securities Broker/Dealer
                                    100.0%  - P.C. Enrollment Services & Insurance Brokerage, Inc. (Massachusetts) -
                                              Insurance Agency
                                100.0%  - Great-West Healthcare Holdings, Inc. (Colorado) - Holding Company
                                    100.0%  - Great-West Healthcare, Inc. (Vermont) - Network contracting, development and management
                                    100.0%  - Great-West Healthcare of Arizona, Inc. (Arizona) - Health Care Services
                                              Organization
                                    100.0%  - Great-West Healthcare of California, Inc. (California) - Health Maintenance
                                              Organization
                                    100.0%  - Great-West Healthcare of Colorado, Inc. (Colorado) - Health Maintenance
                                              Organization
                                    100.0%  - Great-West Healthcare of Florida, Inc. (Florida) - Health Maintenance
                                              Organization
                                    100.0%  - Great-West Healthcare of Georgia, Inc. (Georgia) - Health Maintenance
                                              Organization
                                    100.0%  - Great-West Healthcare of Illinois, Inc. (Illinois) - Health Maintenance
                                              Organization
                                    100.0%  - Great-West Healthcare of Indiana, Inc. (Indiana) - Health Maintenance
                                              Organization
                                    100.0%  - Great-West Healthcare of Kansas/Missouri, Inc. (Kansas) - Health Maintenance
                                              Organization
                                    100.0%  - Great-West Healthcare of Massachusetts, Inc. (Massachusetts) - Health
                                              Maintenance Organization
                                    100.0%  - Great-West Healthcare of New Jersey, Inc. (New Jersey) - Health
                                              Maintenance Organization
                                    100.0%  - Great-West Healthcare of North Carolina, Inc. (North Carolina) - Health
                                              Maintenance Organization
                                    100.0%  - Great-West Healthcare of Ohio, Inc. (Ohio) -
                                              Health Insuring Corporation
                                    100.0% - Great-West Healthcare of Oregon, Inc. (Oregon) - Health Care Service Contractors
                                    100.0% - Great-West Healthcare of Pennsylvania, Inc. (Pennsylvania) - Health
                                             Maintenance Organization
                                    100.0% - Great-West Healthcare of Tennessee, Inc. (Tennessee) - Health Maintenance
                                             Organization
                                    100.0% - Great-West Healthcare of Texas, Inc. (Texas) - Health Maintenance
                                             Organization
                                    100.0% - Great-West Healthcare of Washington, Inc. (Washington) - Health Care Service
                                             Contractors
                                    100.0%  - One Orchard Equities, Inc. (Colorado) - Securities Broker/Dealer
                                100.0%  - Financial Administrative Services Corporation (Colorado) - Third Party Administrator
                                100.0%  - GWL Properties, Inc. (Colorado) - Real Property Corporation
                                    50.0%  - Westkin Properties Ltd. (California) - Real Property Corporation
                                100.0%  - Great-West Benefit Services, Inc.(Delaware) - Leasing Company
                                 83.9%  - Maxim Series Fund, Inc. (Maryland) - Investment Company
                                100.0%  - GW Capital Management, LLC (Colorado) - Investment Adviser
                                    100.0%  - Orchard Capital Management, LLC (Colorado) - Investment Adviser
                                    100.0%  - Greenwood Investments, LLC (Colorado) - Securities Broker/Dealer
                                 14.1%  - Orchard Series Fund (Delaware) - Investment Company
                                100.0%  - Orchard Trust Company (Colorado) - Trust Company

Item 27.   Number of Owners


           As of March 31, 2004, there were 360 Owners. 296 of the Owners are qualified, while the other 66 Owners are non-qualified.


Item 28.   Indemnification


           Provisions exist under the Colorado Business Corporation Act and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:


                        Colorado Business Corporation Act

Article 109 - INDEMNIFICATION

Section 7-109-101.  Definitions.


As used in this Article:

           (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

           (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, an officer, an agent, an associate, an employee, a fiduciary, a manager, a member, a partner, a promoter, or a trustee of or to hold any similar position with, another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if the director's duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director.

           (3) "Expenses" includes counsel fees.

           (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

           (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, the office in a corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

           (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

           (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

   Section 7-109-102.  Authority to indemnify directors.

           (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in the proceeding if:

                  (a) The person conducted himself or herself in good faith; and

                  (b) The person reasonably believed:

                    (I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; and
                    (II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

                  (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

           (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

           (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

           (4) A corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in an official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

           (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by the articles of incorporation, a corporation shall indemnify a person who was wholly successful, on the merits or otherwise, in defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by him or her in connection with the proceeding.

   Section 7-109-104.  Advance of Expenses to Directors.

           (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a) The director furnishes the corporation a written affirmation of the director's good-faith belief that he or she has met the standard of conduct described in Section 7-109-102;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                  (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

           (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

           (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

   Section 7-109-105.  Court-Ordered Indemnification of Directors.

           (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (b) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section 7-109-106.  Determination and Authorization of Indemnification of
                    Directors.

           (1) A corporation may not indemnify a director under Section 7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

           (2) The determinations required by under subsection (1) of this section shall be made:

                  (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

           (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                  (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or
(b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                  (b) By the shareholders.

           (4) Authorization of indemnification and advance of expenses shall be made in the same manner as the determination that indemnification or advance of expenses is permissible; except that, if the determination that indemnification or advance of expenses is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107.  Indemnification of Officers, Employees, Fiduciaries, and
                    Agents.

           (1) Unless otherwise provided in the articles of incorporation:

                  (a) An officer is entitled to mandatory indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                  (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                  (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

   Section 7-109-108.  Insurance.

                  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan, against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.
   Section 7-109-109.  Limitation of Indemnification of Directors.

           (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

           (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

   Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

                  If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.



                                 Bylaws of GWL&A

           Article II, Section 11.  Indemnification of Directors.
                                    ----------------------------

     The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own willful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.   Principal Underwriter


   (a) GWFS Equities, Inc. ("GWFS") currently distributes securities of Great-West Variable Annuity Account A, FutureFunds Series Account, and Pinnacle Series Account in addition to those of the Registrant.

   (b)     Directors and Officers of GWFS

                                                             Position and Offices
Name                     Principal Business Address             with Underwriter
----                     --------------------------           --------------------

Charles P. Nelson        (1)                                 Chairman and President

Richard K. Shaw          (1)                                 Director

Graham E. Seller         18101 Von Karman Ave.               Director; Senior Vice President
                         Suite 1460                          Major Accounts

                         Irvine, CA 92715


Gregory R. McDonald      (1)                                 Director


Jason R. Cavalier        (1)                                 Vice President

Thomas M. Connolloy      300 Broadacres Drive                Vice President
                         Bloomfield, NJ 07003

William S. Harmon        (1)                                 Vice President

Kent A. Morris           500 North Central, Suite 220        Vice President
                         Glendale, CA 91203

Michael P. Sole          One North LaSalle, Suite 3200       Vice President
                         Chicago, IL 60602

Glen R. Derback          (1)                                 Treasurer


Beverly A. Byrne         8525 East Orchard Road              Secretary and Chief
                         Greenwood Village, CO  80111        Compliance Officer

Teresa L. Buckley        (1)                                 Compliance Officer

Mary C. Maiers           8525 East Orchard Road              Investments Compliance Officer
                         Greenwood Village, CO 80111

------------

(1) 8515 E. Orchard Road, Greenwood Village, Colorado 80111

   (c) Commissions and other compensation received by Principal Underwriter during Registrant's last fiscal year:


                      Net
Name of           Underwriting      Compensation
Principal         Discounts and          on          Brokerage
Underwriter       Commissions        Redemption     Commissions   Compensation


GWFS                  -0-                -0-            -0-           -0-



Item 30.   Location of Accounts and Records

           All accounts, books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

Item 31.   Management Services

           Not Applicable.

Item 32.   Undertakings

           (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


(d) GWL&A represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GWL&A.


                                   SIGNATURES


        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Greenwood Village, State of Colorado, on this 30th day of April, 2004.


                              MAXIM SERIES ACCOUNT
                                  (Registrant)



                                        By:    /s/ William T. McCallum
                                               William T. McCallum, President
                                               and Chief Executive Officer of
                                               Great-West Life & Annuity
                                               Insurance Company


                                        By:    GREAT-WEST LIFE & ANNUITY
                                               INSURANCE COMPANY
                                               (Depositor)



                                        By:    /s/ William T. McCallum
                                               William T. McCallum, President
                                               and Chief Executive Officer

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:


/s/ R. Gratton

R. Gratton*                         Chairman of the Board        April 30, 2004



/s/ W.T. McCallum

W.T. McCallum                       President, Chief Executive   April 30, 2004
                                    Officer and Director


/s/ M.T.G. Graye

M.T.G. Graye                        Executive Vice President &   April 30, 2004
                                    Chief Financial Officer



/s/ J. Balog

J. Balog*                           Director                     April 30, 2004


/s/ J.W. Burns

J.W. Burns*                         Director                     April 30, 2004



/s/ O.T. Dackow

O.T. Dackow*                        Director                     April 30, 2004



/s/ A. Desmarais

A. Desmarais*                       Director                     April 30, 2004



/s/ P. Desmarais

P. Desmarais, Jr.*                  Director                     April 30, 2004



/s/ K.P. Kavanagh

K.P. Kavanagh*                      Director                     April 30, 2004



/s/ W. Mackness

W. Mackness*                        Director                     April 30, 2004



/s/ J.E.A. Nickerson

J.E.A. Nickerson*                   Director                     April 30, 2004



D.A. Nield                          Director                     April 30, 2004



/s/ M. Plessis-Belair

M. Plessis-Belair*                  Director                     April 30, 2004



/s/ B.E. Walsh

B.E. Walsh*                         Director                     April 30, 2004





*By:    /s/ D.C. Lennox
D. C. Lennox, Attorney-in-fact pursuant to Powers of Attorney filed under initial Registration Statement on Form N-4 (File No. 333-44839) filed on January 23, 1998.